[Logo] CDC NVEST FUNDS(SM)
       CDC IXIS Asset Management Distributors

CDC NVEST SHORT TERM CORPORATE INCOME FUND

CDC NVEST BOND INCOME FUND

CDC NVEST HIGH INCOME FUND

CDC NVEST STRATEGIC INCOME FUND

CDC NVEST LIMITED TERM U.S. GOVERNMENT FUND

CDC NVEST GOVERNMENT SECURITIES FUND

Where The Best Minds Meet(R)

SEMIANNUAL REPORT
JUNE 30, 2001

RISKS OF THE CDC NVEST INCOME FUNDS

Any mutual fund investment involves risk. The following notes describe some of the risks of the CDC Nvest Funds discussed in this report. These risks may affect the value of your investment. See the funds' prospectus for details.

CDC Nvest Short Term Corporate Income Fund invests primarily in short-term corporate securities, including lower rated bonds that may offer higher yields in return for more risk, and mortgage securities that are subject to prepayment risk. The fund may also invest in foreign and emerging market securities, which have special risks. It may also invest in securities issued by the U.S. government and Treasury securities; although the U.S. government guarantees such securities if held to maturity, mutual funds that invest in these securities are not guaranteed.

CDC Nvest Bond Income Fund invests primarily in quality corporate and U.S. government bonds. Treasuries and U.S. government securities are guaranteed if held to maturity; mutual funds that invest in these securities are not guaranteed. The fund may invest in lower rated corporate bonds, which offer higher yields in return for more risk, and in mortgage-backed securities that are subject to prepayment risk. The fund is also permitted to invest a portion of assets in foreign and emerging market securities, which have special risk.

CDC Nvest High Income Fund may invest in lower rated bonds that may offer higher yields in return for more risk. It may also invest a portion of assets in foreign and emerging market securities, which have special risks, including political, economic, regulatory and currency risks. The fund may also invest in U.S. government securities, which are guaranteed if held to maturity; mutual funds that invest in these securities are not guaranteed.

CDC Nvest Strategic Income Fund may invest in foreign and emerging market securities, which have special risks, including political, economic, regulatory and currency risks. It may also invest in lower-rated bonds, which offer higher yields in return for more risk, and in mortgage securities that are subject to prepayment risk.

CDC Nvest Limited Term U.S. Government Fund invests primarily in securities issued or backed by the federal government, including Treasury securities that are guaranteed if held to maturity; mutual funds that invest in these securities are not guaranteed. It may also invest a portion of assets in foreign securities, which have special risks, and in mortgage-backed securities that are subject to prepayment risk.

CDC Nvest Government Securities Fund invests primarily in U.S. government securities, which are guaranteed if held to maturity; mutual funds that invest in these securities are not guaranteed. The fund may also invest a portion of assets in mortgage-backed securities that are subject to prepayment risk.

-------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE               NO BANK GUARANTEE
-------------------------------------------------------------------------------

SEMIANNUAL REPORT JUNE 30, 2001

President's Letter                                                           i
Economic Update                                                              1
Portfolio Managers' Commentary and Performance
  CDC Nvest Short Term Corporate Income Fund                                 2
  CDC Nvest Bond Income Fund                                                 4
  CDC Nvest High Income Fund                                                 6
  CDC Nvest Strategic Income Fund                                            8
  CDC Nvest Limited Term U.S. Government Fund                               10
  CDC Nvest Government Securities Fund                                      12
Financial Statements
Schedules of Investments
  CDC Nvest Short Term Corporate Income Fund                                15
  CDC Nvest Bond Income Fund                                                17
  CDC Nvest High Income Fund                                                20
  CDC Nvest Strategic Income Fund                                           22
  CDC Nvest Limited Term U.S. Government Fund                               26
  CDC Nvest Government Securities Fund                                      27
Statements of Assets and Liabilities                                        28
Statements of Operations                                                    30
Statements of Changes in Net Assets                                         32
Financial Highlights                                                        34
Notes to Financial Statements                                               43

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                               PRESIDENT'S LETTER
-------------------------------------------------------------------------------

                                                                    AUGUST 2001
-------------------------------------------------------------------------------

[Photo of John T. Hailer]

John T. Hailer
President and Trustee
CDC Nvest Funds

Dear Shareholder:

As a multi-manager fund group that draws its investment talent from a diverse pool of investment managers, CDC Nvest Funds recently conducted a survey of our portfolio managers. The survey illustrated something we've been saying all along: the Best Minds we draw on to manage our funds don't always think alike. When we surveyed 29 mutual fund managers and teams at 10 different firms we learned they held diverging views on everything from leading industry sectors to inflation estimates for the second half of 2001.

Current market conditions have erased obvious trends and standard predictions, showing more clearly the extent to which investment managers' views can differ. Ever since the year 2000 brought an end to the longest economic expansion in peacetime history, investors have been re-learning an old, time-tested lesson: asset allocation is one of the best ways to build for your future. Jumping from fund to fund chasing yesterday's winners doesn't work.

For example, during the six months ended June 30, 2001, only small-cap value indices showed gains on the equity side. Aggressive growth stocks - the big winners in 1999 - continued to slump. Meanwhile, high-yield bond prices enjoyed a strong recovery early in the year, only to decline again in June. What's next? In our survey, the consensus of the managers who participated believe the stock market will show modest gains for the second half of 2001, but they were evenly split over whether the technology sector would lag or outperform the market for the balance of the year.

What sets CDC Nvest Funds apart is the breadth of diversification we offer you under a single roof - including investment managers with distinctive styles and expertise, as well as portfolios diversified by industry and by security. If you've ever wondered how the performance of other funds in our lineup compared to your fund's results, the new format we are introducing with this series of shareholder reports may help. By grouping comparable funds in a single book, we've made it easier for you to view a "snapshot" of each fund manager's strategies and investments.

Everyone needs a portfolio tailored to his or her unique needs and characteristics - one with the right combination of stocks seeking growth or value from large-, mid- and small-cap companies; corporate, government and municipal bonds; domestic and international securities; and such basics as money market funds. Our new format not only enables us to reduce fund expenses, it's designed to help you and your financial adviser review your asset allocation plan and determine any adjustments you may need to make. This information and more is also available on our website, www.cdcnvestfunds.com.

As part of a large, multi-national financial firm - CDC IXIS Asset Management - we have new resources and access to more Best Minds, and we are working on more new products and services aimed at helping you and your financial adviser build a diversified, all-market portfolio. As an affiliate of one of the 25 largest investment management firms in the world, with nearly $286 billion* in assets under management, we hope you share our confidence for the future.

    Sincerely yours,

/s/ John T. Hailer

*As of June 30, 2001



[callout]
"What sets CDC Nvest Funds apart is the breadth of diversification we offer you under a single roof - including investment managers with distinctive styles and expertise, as well as portfolios diversified by industry and by security."

--------------------------------------------------------------------------------
                                 ECONOMIC UPDATE
--------------------------------------------------------------------------------

                                                                     AUGUST 2001

While U.S. manufacturers retrench and unemployment creeps higher, consumers are pushing slowly ahead. Leading economic indicators have turned modestly positive, led by resilient consumers whose confidence in their business and job prospects moved up in May and again in June, according to the Conference Board. Consumer confidence is viewed as a key indicator because spending by individuals accounts for about two-thirds of U.S. economic output. Homebuilding has been another area of persistent strength despite mortgage rates that have remained relatively high.

Corporate retrenchment is the result of slumping profits, which also depress stock prices. Damage to earnings has been greatest in technology, where swollen inventories have only now begun to shrink, and in telecommunications, where overbuilding has left much costly new capacity idle.

Meanwhile, international trade has been weak because the U.S. economy is the world's best customer. Much of what we buy - or don't buy - is produced abroad. Global markets turned in mixed results overall.

LOWER RATES ARE STARTING TO MAKE AN IMPACT

After six closely spaced interest-rate cuts in the first six months of 2001, the Federal Reserve Board has brought down the Discount Rate by 2.75% since January, in a series of moves that reversed its direction during the first half of 2000. (The Discount Rate - the only rate the Board controls directly - is the interest rate the Fed charges banks on short-term loans.)

Investors reacted to lower rates by putting money to work in stocks and bonds. Cash reserves currently barely earn enough to offset underlying inflation, now around 3.6%. Low interest rates also encourage business investment.

After dropping sharply in February and March, most stock market indices began a steep climb in April, only to sag in June and close the period at or below their levels at the beginning of the year. While no one can state definitively that the low point is behind us, encouraging signs include increased investor participation as stock prices were rising.

A further impact of lower rates has been to reduce yields on short-term Treasury bills. Longer-term Treasuries fell in price and their yields moved higher, implying higher rates to come if economic growth resumes. Municipal bonds performed well as higher tax revenues strengthened the finances of many of the nation's cities and towns. On the other hand, high-yield bonds were volatile and offered mixed results.

LOOKING AHEAD

Except for energy and utility companies, second-quarter corporate earnings were largely disappointing and third quarter earnings may be weak as well. Nevertheless, investors have driven up stock prices in the heavy industry, basic materials and retail sectors, all of which should benefit from a rebounding economy.

Uncertainties surrounding the current economic situation are considerable. This summer's tax rebates, together with lower interest rates and falling energy costs, may stimulate consumer spending. In the past, market rallies often have followed tax cuts.

In summary, interest rates are lower, inflation is moderate and taxes are coming down. This may be the right mix of ingredients for renewed economic growth late this year or early next.

               FEDERAL RESERVE BOARD'S CHANGES IN INTEREST RATES
                 DISCOUNT RATE: 2000 THROUGH FIRST HALF OF 2001

                    12/31/99               5.00%
                     1/31/00               5.00%
                     2/29/00               5.25%
                     3/31/00               5.50%
                     4/30/00               5.50%
                     5/31/00               6.00%
                     6/30/00               6.00%
                     7/31/00               6.00%
                     8/31/00               6.00%
                     9/30/00               6.00%
                    10/31/00               6.00%
                    11/30/00               6.00%
                    12/31/00               6.00%
                     1/31/01               5.00%
                     2/28/01               5.00%
                     3/31/01               4.50%
                     4/30/01               4.00%
                     5/31/01               4.00%
                     6/30/01               3.75%

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                   CDC NVEST SHORT TERM CORPORATE INCOME FUND
--------------------------------------------------------------------------------

                                          INTERVIEW WITH YOUR PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

Effective in June, Loomis Sayles became portfolio manager of this fund. Richard Raczkowski, who was one of the fund's former portfolio managers, joined the Loomis organization and continues his previous role.

Q. HOW DID THE FUND PERFORM SO FAR THIS YEAR?

For the six months ended June 30, 2001, the total return on Class A shares of CDC Nvest Short Term Corporate Income Fund was 3.37% based on net asset value, including $0.21 in reinvested dividends. For the same period, the fund's benchmark, Lehman Brothers Mutual Fund Short (1-5) Investment Grade Debt Index, returned 5.11%, while the average return on a group of similar funds compiled by Morningstar was 3.91%.

The 30-day SEC yield on Class A shares of CDC Nvest Short Term Corporate Income Fund was 5.39% as of June 30, 2001.

Q. HOW DID THE INVESTMENT ENVIRONMENT AFFECT THE FUND DURING THE PERIOD?

Corporate bonds - which accounted for 67% of the fund's assets at the end of June - typically do well on a total return basis when interest rates are declining, and the first six months of 2001 were no exception. The fund's return might have been higher with a greater weighting in corporate securities, but in an environment of disappointing earnings and layoffs, we preferred to maintain this conservative fund's high average rating. The small position the fund had in Southern California Edison bonds hurt performance before it was sold in January, but it's wise to remember that these were once top-rated securities.

Bonds on the short end of the spectrum were among the first to benefit from the Federal Reserve's rate cuts - another positive for the fund, which had an average maturity of 3.8 years at mid-year. Mortgage-backed securities - about 10% of the fund's assets - have lagged the market so far this year, although this segment provided valuable stability in previous months.

Q. WOULD YOU DESCRIBE LOOMIS SAYLES' INVESTMENT PROCESS?

About 95% of our investment process is based on bottom-up research. That means visiting companies, conducting personal meetings and calling the people who manage the companies, as well as talking with other analysts in an effort to really understand the company and the industry. In general, we like companies that are number one or two in their businesses or those with a distinct, identifiable competitive advantage. Since Loomis is one of the largest bond managers in the U.S., many companies visit our headquarters when they are preparing to offer a new bond series.

Q. WHAT ARE SOME OF THE CHANGES YOU'VE MADE IN THE PORTFOLIO?

We sold Keyspan Corporation and CVS Corporation bonds. Keyspan is a financially strong New York area gas and utility company, but we believe its aggressive acquisition program may weaken its credit rating in time. CVS is also a strong, aggressively expanding company, but we believe this large drugstore chain may be more attractive for equity investors. Portfolio additions have included bonds issued by Countrywide Home Loan, one of the country's largest home lenders, and Conagra, one of the nation's largest food companies.

Q. WHAT IS YOUR CURRENT OUTLOOK?

We focus on intensive research of individual securities rather than trying to forecast interest rates. Regardless of where interest rates and bond prices go from here, we believe yield will be the largest component of performance for CDC Nvest Short Term Corporate Income Fund. We are confident that if we invest in well-researched companies, and monitor them closely, we should be able to avoid negative surprises, or be able to act quickly to get out of bad situations, if necessary, allowing high interest to accrue for the benefit of shareholders.

[sidebar]
                                                              PORTFOLIO PROFILE
-------------------------------------------------------------------------------

OBJECTIVE:
Seeks a high level of current income consistent with preservation of capital
-------------------------------------------------------------------------------

STRATEGY:
Invests primarily in corporate bonds, but will invest at least 10% of its assets in securities issued by the U.S. Treasury or other government agencies
-------------------------------------------------------------------------------

INCEPTION DATE:
October 18, 1991
-------------------------------------------------------------------------------

MANAGERS:
Craig Smith
Richard G. Raczkowski
John Hyll
Loomis, Sayles & Company, L.P.
-------------------------------------------------------------------------------

SYMBOLS:
Class A             NEFAX
Class B             NEABX
Class C             NECSX(+)
-------------------------------------------------------------------------------

NET ASSET VALUE
PER SHARE:
(JUNE 30, 2001)
Class A            $7.05
Class B             7.05
Class C             7.05

+ Pending NASDAQ approval.

-------------------------------------------------------------------------------
                   CDC NVEST SHORT TERM CORPORATE INCOME FUND
-------------------------------------------------------------------------------

                                       INVESTMENT RESULTS THROUGH JUNE 30, 2001
-------------------------------------------------------------------------------

PERFORMANCE IN PERSPECTIVE

The charts comparing CDC Nvest Short Term Corporate Income Fund's performance to a benchmark index provide you with a general sense of how the fund performed. To put this information in context, it may be helpful to understand the differences between the two. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

                                GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES
--------------------------------------------------------------------------------

                   OCTOBER 1991 (INCEPTION) THROUGH JUNE 2001

                                                           LEHMAN BROTHERS
                                                         MUTUAL FUND SHORT (1-5)
         NET ASSET VALUE(1)  MAXIMUM SALES CHARGE(2)    INV. GRADE DEBT INDEX(5)

  10/18/91    10000                  9700                      10000
              10031                  9730                      10112
              10057                  9756                      10212
              10113                  9809                      10394
              10168                  9863                      10387
              10222                  9915                      10436
              10233                  9926                      10425
              10297                  9988                      10520
              10337                 10027                      10659
   6/30/92    10408                 10095                      10808
              10467                 10153                      10985
              10512                 10196                      11082
              10581                 10263                      11206
              10553                 10236                      11076
              10575                 10258                      11049
              10613                 10295                      11182
              10683                 10362                      11369
              10739                 10417                      11523
              10778                 10455                      11579
              10845                 10519                      11687
              10854                 10529                      11670
   6/30/93    10920                 10592                      11815
              10944                 10615                      11849
              10995                 10666                      11999
              11031                 10700                      12039
              11023                 10693                      12085
              11013                 10682                      12074
              11048                 10716                      12135
              11099                 10766                      12265
              11102                 10769                      12140
              11063                 10732                      12002
              11038                 10707                      11930
              11031                 10700                      11950
   6/30/94    11068                 10736                      11984
              11093                 10760                      12141
              11163                 10828                      12194
              11143                 10808                      12127
              11171                 10836                      12141
              11153                 10819                      12072
              11139                 10805                      12099
              11266                 10928                      12298
              11391                 11050                      12543
              11512                 11167                      12622
              11571                 11224                      12771
              11697                 11346                      13099
   6/30/95    11727                 11375                      13186
              11774                 11421                      13220
              11834                 11479                      13334
              11908                 11551                      13420
              11967                 11608                      13552
              12040                 11679                      13715
              12097                 11734                      13845
              12172                 11807                      13989
              12210                 11844                      13888
              12251                 11884                      13834
              12308                 11939                      13822
              12350                 11980                      13833
   6/30/96    12390                 12018                      13963
              12449                 12076                      14016
              12510                 12134                      14045
              12586                 12208                      14223
              12681                 12301                      14444
              12758                 12376                      14604
              12802                 12418                      14553
              12847                 12462                      14627
              12921                 12534                      14665
              12967                 12578                      14599
              13046                 12654                      14751
              13110                 12716                      14869
   6/30/97    13189                 12794                      15000
              13290                 12891                      15261
              13372                 12971                      15215
              13436                 13033                      15374
              13519                 13114                      15481
              13529                 13123                      15507
              13595                 13187                      15610
              13678                 13268                      15797
              13701                 13290                      15808
              13748                 13335                      15868
              13793                 13379                      15956
              13838                 13423                      16064
   6/30/98    13882                 13465                      16148
              13908                 13490                      16212
              14026                 13605                      16350
              14046                 13624                      16687
              14053                 13632                      16657
              14081                 13659                      16735
              14144                 13719                      16790
              14200                 13774                      16915
              14114                 13691                      16767
              14222                 13795                      16923
              14290                 13862                      17005
              14182                 13756                      16899
   6/30/99    14212                 13785                      16945
              14241                 13814                      16923
              14231                 13804                      16945
              14342                 13912                      17104
              14352                 13922                      17171
              14342                 13912                      17217
              14407                 13975                      17208
              14381                 13950                      17172
              14496                 14061                      17305
              14548                 14112                      17405
              14433                 14000                      17363
              14465                 14031                      17405
   6/30/00    14686                 14245                      17675
              14802                 14358                      17821
              14855                 14410                      18008
              15058                 14607                      18199
              15058                 14607                      18217
              15210                 14753                      18391
              15369                 14908                      18668
              15484                 15020                      19006
              14881                 14435                      19183
              14234                 13807                      19350
              14682                 14241                      19388
              14638                 14199                      19534
   6/30/01    14368                 13937                      19620

The illustration represents past performance and does not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. Other classes of shares are available for which performance, fees, and expenses will differ. All results include reinvestment of dividends and capital gains.

                                              AVERAGE ANNUAL TOTAL RETURNS -- JUNE 30, 2001
-------------------------------------------------------------------------------------------
CLASS A (Inception 10/18/91)      6 MONTHS(4)   1 YEAR(4)   5 YEARS(4)   SINCE INCEPTION(4)
Net Asset Value(1)                   3.37%        8.18%        5.10%           4.89%
With Maximum Sales Charge(2)         0.23         5.00         4.45            4.56
-------------------------------------------------------------------------------------------
CLASS B (Inception 9/13/93)       6 MONTHS(4)   1 YEAR(4)   5 YEARS(4)   SINCE INCEPTION(4)
Net Asset Value(1)                   3.14%        7.54%        4.35%           4.04%
With CDSC(3)                        -1.86         2.54         4.02            4.04
-------------------------------------------------------------------------------------------
CLASS C (Inception 12/7/98)       6 MONTHS(4)   1 YEAR(4)       SINCE INCEPTION(4)
Net Asset Value(1)                   3.14%        7.70%               4.10%
With CDSC(3)                         1.13         5.63                3.71
-------------------------------------------------------------------------------------------

                                                                          SINCE       SINCE        SINCE
                                                                          FUND'S      FUND'S       FUND'S
                                                                         CLASS A      CLASS B      CLASS C
COMPARATIVE PERFORMANCE               6 MONTHS     1 YEAR    5 YEARS    INCEPTION    INCEPTION    INCEPTION
LB Mutual Fund Short (1-5)
Inv. Grade Debt Index(5)                5.11%      11.05%     7.04%       7.10%        6.50%         6.44%
Morningstar Short Term Bond Average(6)  3.91        9.11      6.04        5.97         5.40          5.61
Lipper Short Term Investment
Grade Funds Average(7)                  3.97        8.70      5.99        5.90         5.41          5.69

CREDIT QUALITY

A                     34.6%
AA                     2.7%
AAA                   25.9%
BB                     2.3%
BBB                   25.6%
NR                     8.9%

Credit quality is based on bond ratings from Standard & Poor's

EFFECTIVE MATURITY

LESS THAN 1 YEAR      7.3%
1-5 YEARS            79.5%
6-10 YEARS            9.1%
11-20 YEARS           1.8%
20+ YEARS             2.3%

AVERAGE EFFECTIVE MATURITY: 3.8 YEARS

NOTES TO CHARTS

These returns represent past performance and do not guarantee future results. Share price and returns will vary, and you may have a gain or loss when you sell your shares. Recent returns may be higher or lower than those shown.

(1) These results include reinvestment of any dividends and capital gains, but do not include a sales charge.

(2) These results include reinvestment of any dividends and capital gains, and the maximum sales charge of 3.00%.

(3) These results include reinvestment of any dividends and capital gains. Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares. Class C share performance assumes a 1.00% sales charge and a 1.00% CDSC applied when you sell shares within one year of purchase.

(4) The adviser waived certain fees and expenses during the period indicated and the Fund's average annual total returns and yields would have been lower had these not been waived.

(5) Lehman Brothers Mutual Fund Short (1-5) Investment Grade Debt Index is an unmanaged index including all publicly issued, fixed-rate, nonconvertible investment-grade domestic corporate debt with maturities of 1 to 5 years. You may not invest directly in an index. Class A since-inception return is calculated from 10/31/91. Class B since-inception return is calculated from 9/30/93. Class C since-inception return is calculated from 12/31/98.

(6) Morningstar Short Term Bond Fund Average is the average performance without sales charges of funds with similar investment objectives as calculated by Morningstar, Inc. Class A since-inception return is calculated from 10/31/91. Class B since-inception return is calculated from 9/30/93. Class C since-inception return is calculated from 12/31/98.

(7) Lipper Short Term Investment Grade Funds Average is the average performance without sales charges of funds with similar investment objectives as calculated by Lipper Inc. Class A since-inception return is calculated from 10/31/91. Class B since-inception return is calculated from 9/30/93. Class C since-inception return is calculated from 12/31/98.

--------------------------------------------------------------------------------
                           CDC NVEST BOND INCOME FUND
--------------------------------------------------------------------------------

                                          INTERVIEW WITH YOUR PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

Effective in June, Loomis Sayles became portfolio manager of this fund. Peter Palfrey and Richard Raczkowski, the fund's former portfolio managers, joined the Loomis organization and continue their previous roles.

Q. HOW DID THE FUND PERFORM DURING THE FIRST HALF OF 2001?

For the six months ended June 30, 2001, the total return on Class A shares of CDC Nvest Bond Income Fund was 3.72% based on net asset value, including $0.39 per share in reinvested dividends. For the same period, the Lehman Brothers Aggregate Bond Index had a total return of 3.62%, while Morningstar Intermediate Bond Fund Average returned 3.39%.

Q. HOW WOULD YOU DESCRIBE THE ENVIRONMENT FOR BONDS THIS YEAR?

To date the market has been almost a reverse image of last year. During the first half of last year, the Federal Reserve Board raised the discount rate three times, while the magnitude of the Treasury's repurchase of long-term debt triggered a bidding war. Government bond prices soared while short-term securities and corporate bonds lagged. Fast forward to January of 2001, when the Fed startled investors with the first in a series of six rate cuts, bringing the discount rate down by 2.75% in six months. Meanwhile, although budget surpluses remain healthy, planned tax cuts and reduced revenues resulting from a sluggish economy have trimmed the amount of the Treasury's debt buy-back program for this year. Investors have reversed last year's flight to quality and are focusing on yield. Only bonds rated below investment grade (below BBB) have continued to underperform the broader market, as they did last year, reflecting concerns that the slowing economy may impair the ability of some companies - notably those in the high tech and telecommunications sectors - to repay their debt.

Q. HOW DID YOU ADJUST THE FUND'S PORTFOLIO IN LIGHT OF THESE EVENTS?

For the past 18 months, our strategy has been to reduce the fund's exposure to high-yield securities to about 13% of assets currently, from a high of about 20% in the past 18 months. We continue to favor larger, well-financed companies that we believe will perform well even in a slower economy. These include food and food services, defense, and broadcasting. The portfolio also features some of the stronger financial-service companies, which we think will benefit in a declining interest-rate environment, as well as some large telecom companies in the upper tiers of that market. Although we reduced the fund's high-yield telecom holdings, what little we had hurt us this year.

We also continued to reduce our exposure to emerging markets, as slowing economic growth spread around the world. Although the fund's Yankee holdings are denominated in U.S. dollars, the portfolio includes some issues denominated in Australian and Canadian dollars and Euros. So far this year, the Canadian dollar has held up the best, while the Australian dollar and the Euro were both down year to date.

Q. WHAT'S YOUR CURRENT OUTLOOK?

We are in a manufacturing recession that may be about to turn around. Since manufacturing represents one third of the U.S. economy, it is a major factor. However, consumer spending is still too high. If layoff announcements continue and people become more concerned about losing their jobs, thrifty habits may come back into fashion. We believe the economic slowdown still has farther to go and retail spending will probably weaken in the second half of the year. However, we believe that the corporate bond market, the mortgage and agency markets are providing investors with a healthy yield advantage over Treasuries, paying investors relatively high current income while they wait for the next recovery.

[sidebar]
                                                              PORTFOLIO PROFILE
-------------------------------------------------------------------------------

OBJECTIVE:
Seeks a high level of current income consistent with what the Fund considers reasonable risk
-------------------------------------------------------------------------------

STRATEGY:
Invests primarily in U.S. corporate and U.S. government bonds
-------------------------------------------------------------------------------

INCEPTION DATE:
November 7, 1973
-------------------------------------------------------------------------------

MANAGERS:
Peter W. Palfrey
Curt A. Mitchell
Richard G. Raczkowski
Loomis, Sayles & Company, L.P.
-------------------------------------------------------------------------------

SYMBOLS:
Class A              NEFRX
Class B              NERBX
Class C              NECRX
Class Y              NERYX
-------------------------------------------------------------------------------

NET ASSET VALUE
PER SHARE:
(JUNE 30, 2001)
Class A             $11.56
Class B              11.56
Class C              11.57
Class Y              11.59

-------------------------------------------------------------------------------
                           CDC NVEST BOND INCOME FUND
--------------------------------------------------------------------------------

                                        INVESTMENT RESULTS THROUGH JUNE 30, 2001
--------------------------------------------------------------------------------

PERFORMANCE IN PERSPECTIVE

The charts comparing CDC Nvest Bond Income Fund's performance to a benchmark index provide you with a general sense of how the fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index, and would incur transaction costs and other expenses even if they could.

                                GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES
--------------------------------------------------------------------------------
                          JUNE 1991 THROUGH JUNE 2001

                                         LEHMAN BROTHERS
          NET ASSET        MAXIMUM          AGGREGATE           LEHMAN BROTHERS
           VALUE(1)    SALES CHARGE(2)     BOND INDEX(4)        CREDIT INDEX(5)

6/30/91    10000           9550               10000                 10000
           10113           9658               10139                 10144
           10385           9917               10358                 10373
           10625          10147               10568                 10587
           10735          10252               10686                 10688
           10830          10342               10784                 10792
           11262          10755               11104                 11145
           11119          10618               10953                 11006
           11171          10668               11024                 11112
           11109          10609               10963                 11064
           11114          10614               11042                 11119
           11363          10851               11250                 11367
6/30/92    11547          11027               11405                 11544
           11921          11385               11638                 11853
           12022          11481               11756                 11945
           12201          11652               11896                 12090
           11963          11425               11737                 11874
           11914          11378               11740                 11893
           12123          11577               11926                 12113
           12407          11849               12155                 12396
           12715          12143               12368                 12681
           12739          12166               12420                 12725
           12840          12262               12507                 12823
           12857          12279               12523                 12838
6/30/93    13133          12542               12750                 13150
           13239          12643               12823                 13245
           13503          12896               13047                 13575
           13511          12903               13082                 13608
           13601          12989               13131                 13676
           13455          12849               13019                 13507
           13561          12950               13089                 13587
           13772          13152               13266                 13851
           13470          12864               13035                 13524
           13110          12520               12713                 13109
           12975          12391               12612                 12983
           12907          12326               12610                 12935
6/30/94    12827          12250               12582                 12902
           13068          12480               12833                 13229
           13137          12546               12848                 13243
           12998          12413               12659                 12997
           12963          12380               12648                 12967
           12928          12346               12620                 12946
           12995          12410               12707                 13054
           13213          12619               12959                 13331
           13648          13034               13267                 13714
           13652          13038               13348                 13827
           13921          13294               13535                 14061
           14534          13880               14059                 14723
6/30/95    14664          14004               14162                 14855
           14585          13929               14130                 14790
           14844          14176               14301                 15028
           15030          14354               14440                 15205
           15230          14544               14628                 15403
           15468          14772               14847                 15697
           15693          14987               15055                 15956
           15759          15050               15154                 16060
           15417          14723               14891                 15678
           15340          14650               14787                 15545
           15211          14526               14704                 15416
           15198          14514               14674                 15388
6/30/96    15420          14726               14871                 15614
           15459          14764               14911                 15644
           15459          14764               14886                 15595
           15819          15107               15145                 15926
           16220          15490               15481                 16361
           16610          15863               15746                 16711
           16417          15678               15599                 16480
           16508          15766               15648                 16503
           16612          15864               15687                 16572
           16364          15628               15513                 16314
           16544          15800               15745                 16562
           16767          16013               15895                 16749
6/30/97    17062          16294               16084                 16987
           17748          16950               16518                 17609
           17446          16661               16378                 17348
           17793          16992               16620                 17652
           17961          17153               16861                 17876
           18044          17232               16939                 17976
           18231          17410               17110                 18166
           18473          17642               17329                 18383
           18533          17699               17315                 18377
           18647          17808               17374                 18445
           18733          17890               17464                 18561
           18923          18072               17630                 18782
6/30/98    18994          18139               17780                 18921
           18944          18092               17817                 18904
           18756          17912               18108                 18993
           19481          18604               18532                 19608
           19276          18408               18433                 19306
           19659          18774               18538                 19669
           19690          18804               18594                 19726
           19902          19006               18726                 19922
           19500          18622               18398                 19450
           19768          18879               18500                 19588
           19925          19029               18559                 19644
           19492          18615               18395                 19381
6/30/99    19367          18495               18337                 19280
           19290          18422               18260                 19174
           19214          18349               18250                 19128
           19539          18660               18462                 19337
           19584          18703               18530                 19426
           19613          18730               18529                 19447
           19622          18739               18440                 19344
           19540          18661               18379                 19276
           19761          18871               18601                 19456
           20031          19130               18847                 19621
           19662          18777               18792                 19448
           19517          18639               18783                 19376
6/30/00    20108          19203               19173                 19863
           20226          19316               19348                 20103
           20487          19565               19628                 20354
           20518          19594               19752                 20466
           20401          19483               19882                 20470
           20594          19668               20208                 20714
           21073          20125               20584                 21099
           21596          20624               20922                 21703
           21809          20828               21104                 21887
           21836          20854               21209                 22021
           21713          20736               21120                 21948
           21851          20868               21247                 22143
6/30/01    21857          20873               21328                 22254

The illustration represents past performance and does not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. Other classes of shares are available for which performance, fees, and expenses will differ. All results include reinvestment of dividends and capital gains.

                                   AVERAGE ANNUAL TOTAL RETURNS -- JUNE 30, 2001
--------------------------------------------------------------------------------
CLASS A (Inception 11/7/73)       6 MONTHS    1 YEAR    5 YEARS     10 YEARS
Net Asset Value(1)                   3.72%     8.69%     7.22%        8.13%
With Maximum Sales Charge(2)        -0.93      3.78      6.25         7.63
------------------------------------------------------------------------------
CLASS B (Inception 9/13/93)       6 MONTHS    1 YEAR    5 YEARS  SINCE INCEPTION
Net Asset Value(1)                   3.42%     7.88%     6.43%        5.44%
With CDSC(3)                        -1.58      2.88      6.12         5.44
------------------------------------------------------------------------------
CLASS C (Inception 12/30/94)      6 MONTHS    1 YEAR    5 YEARS  SINCE INCEPTION
Net Asset Value(1)                   3.42%     7.88%     6.44%        7.30%
With Maximum Sales Charge
  and CDSC(3)                       -1.37      5.76      6.23         7.14
------------------------------------------------------------------------------
CLASS Y (Inception 12/30/94)      6 MONTHS    1 YEAR    5 YEARS  SINCE INCEPTION
Net Asset Value(1)                   3.98%     9.04%     7.50%        8.54%
------------------------------------------------------------------------------

                                                                                      SINCE      SINCE      SINCE
                                                                                      FUND'S     FUND'S     FUND'S
                                                                                      CLASS B    CLASS C    CLASS Y
COMPARATIVE PERFORMANCE                  6 MONTHS    1 YEAR    5 YEARS    10 YEARS    INCEPT.    INCEPT.    INCEPT.
Lehman Bros. Aggregate Bond Index(4)      3.62%      11.23%     7.48%      7.87%       6.51%      8.29%      8.29%
Lehman Bros. Credit Index(5)              5.39       12.29      7.37       8.34        6.53       8.57       8.57
Morningstar Int. Bond Fund Average(6)     3.39        9.99      6.48       7.47        5.61       7.37       7.37
Lipper Int. Investment Grade Debt Avg.(7) 3.35       10.17      6.58       7.41        5.65       7.34       7.34

NOTES TO CHARTS

These returns represent past performance and do not guarantee future results. Share price and returns will vary and you may have a gain or loss when you sell your shares. Recent returns may be higher or lower than those shown. Class Y shares are available to certain institutional investors only.

(1) These results include reinvestment of any dividends and capital gains, but do not include a sales charge.

(2) These results include reinvestment of any dividends and capital gains, and the maximum sales charge of 4.50%.

(3) These results include reinvestment of any dividends and capital gains. Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares. Class C share performance assumes a 1.00% sales charge and a 1.00% CDSC applied when you sell shares within one year of purchase.

(4) Lehman Brothers Aggregate Bond Index is an unmanaged index of nearly all debt issued by the U.S. Treasury, U.S. government agencies and U.S. corporations rated investment-grade, and U.S. agency debt backed by mortgage pools. You may not invest directly in an index. Class B since-inception return is calculated from 9/30/93.

(5) The Lehman Brothers Credit Index is an unmanaged index that includes all publicly issued, fixed-rate, nonconvertible, dollar-denominated, SEC-registered, investment-grade corporate debt. You may not invest directly in an index. Class B since-inception return is calculated from 9/30/93.

(6) Morningstar Intermediate Bond Average is the average performance without sales charges of funds with similar investment objectives as calculated by Morningstar, Inc. Class B since-inception return is calculated from 9/30/93.

(7) Lipper Intermediate Investment Grade Debt Funds Average is the average performance without sales charges of funds with similar investment objectives as calculated by Lipper Inc. Class B since-inception return is calculated from 9/30/93.

[sidebar]
                                                  PORTFOLIO AS OF JUNE 30, 2001
-------------------------------------------------------------------------------

CREDIT QUALITY

A                   18.9%
AA                   2.8%
AAA                 31.0%
BB                   1.9%
BBB                 10.7%
NR                  32.1%
B and CC             2.6%

AVERAGE QUALITY: A

Credit quality is based on bond ratings from Standard & Poor's

EFFECTIVE MATURITY

LESS THAN 1 YEAR     3.3%
1-5 YEARS           19.3%
6-10 YEARS          36.1%
11-20 YEARS          9.3%
20+ YEARS           32.0%

AVERAGE EFFECTIVE MATURITY: 14.2 YEARS

-------------------------------------------------------------------------------
                           CDC NVEST HIGH INCOME FUND
-------------------------------------------------------------------------------

                                         INTERVIEW WITH YOUR PORTFOLIO MANAGERS
-------------------------------------------------------------------------------

Q.  HOW DID THE FUND PERFORM DURING THE FIRST HALF OF 2001?

For the six months ended June 30, 2001, the total return on Class A shares of CDC Nvest High Income Fund was -3.47% at net asset value, including $0.36 in reinvested dividends. The fund's benchmark, Lehman Brothers High Yield Composite Index, returned 3.93% for the same period, while the return of Morningstar High Yield Bond Fund Average was 1.42%.

High-yield bonds rebounded early in the year, but then gave back all that plus some more in June. The fund was hurt most by negative news in the technology and telecommunications sectors, and as a result of the price volatility of its zero-coupon bonds. These bonds offer much higher yields than coupon-bonds of comparable quality, but they are more volatile.

Q.  WHAT WAS THE ENVIRONMENT LIKE FOR FIXED-INCOME SECURITIES?

The market started on a strongly positive note, as the Federal Reserve Board began an aggressive rate-cutting program, but then it seemed to stall. By the end of June, high-yield bond prices were dramatically lower than they had been at the beginning of the month, and some bonds - notably tech and telecom - ended June at new lows for the year. We have been trimming the fund's holdings in these sectors, retaining only those names we feel offer the best potential. In fact, much of the decline in the fund's tech and telecom holdings has been in sympathy with disappointments in other, highly visible companies that are not in the portfolio. For example, the fund's Global Crossing convertible preferred securities declined with the market, even though this company now offers a full spectrum of wireline services, generating approximately $1.5 billion in cash flow every year.

Q.  IN A WEAK ECONOMY, AREN'T DEFAULTS MORE LIKELY TO HAPPEN?

During sluggish periods, concerns about defaults are felt most keenly in the high-yield bond market. Indeed, the default rate on corporate bonds ended June at 7.5%, up from the 2-3% historical average, and Moody's Investor Services expects it to peak some time early in 2002. Although this sounds very negative, rallies typically happen before the market bottoms out, so we believe there is reason to expect a recovery - possibly a dramatic one - before the end of the year.

Moreover, price rallies in the high-yield market tend to occur in bursts, similar to stock-price rallies. Things move so fast that investors who jump in and out of the market, trying to guess the next move, may miss out. High-yield investors have an edge over equity investors because they collect high coupons while they wait for the market to turn. Loomis Sayles' credit research department scrutinizes each bond issuer, which makes us confident that the companies in the portfolio have staying power even in a choppy market.

Q.  WHAT ABOUT THE FUND'S INVESTMENTS IN OTHER COUNTRIES AND SECTORS?

Emerging-market securities were bright spots in the portfolio. For example, we continue to like Mexico because of its strengthening ties with U.S. business. Grupo Iusacell, a Mexican cellular phone company, comes to mind. Even in the U.S., the wireless segment of the telecomm industry has held up relatively well; these bonds pay 14.25% and have risen in value by more than eight points since the beginning of the year. Our best-performing sectors were businesses that tend to be least affected by economic slowdowns, including insurance and cable television; tech and telecom were our worst sectors.

Q.  WHAT'S YOUR CURRENT OUTLOOK?

As we see it, the big positive right now is that an overall improvement in credit quality generally follows when the Fed lowers interest rates. It will take several quarters for the effects to work their way through the economy, but we believe that this action will lead to a healing process for the corporate credit markets and ultimately result in much stronger performance for high-yield bonds going forward.

[sidebar]
                                                              PORTFOLIO PROFILE
-------------------------------------------------------------------------------

OBJECTIVE:
Seeks high current income plus the opportunity for capital appreciation to produce a high total return
-------------------------------------------------------------------------------

STRATEGY:
Invests at least 65% of its assets in lower- quality fixed-income securities, commonly known as "junk bonds"
-------------------------------------------------------------------------------

INCEPTION DATE:
February 22, 1984
-------------------------------------------------------------------------------

MANAGERS:
Michael Millhouse
Curt Mitchell
Loomis, Sayles &
  Company, L.P.
-------------------------------------------------------------------------------

Symbols:
Class A             NEFHX
Class B             NEHBX
Class C             NEHCX
-------------------------------------------------------------------------------

NET ASSET VALUE
PER SHARE:
(JUNE 30, 2001)
Class A             $5.67
Class B              5.67
Class C              5.67

--------------------------------------------------------------------------------
                           CDC NVEST HIGH INCOME FUND
--------------------------------------------------------------------------------

                                        INVESTMENT RESULTS THROUGH JUNE 30, 2001
--------------------------------------------------------------------------------

PERFORMANCE IN PERSPECTIVE
The charts comparing CDC Nvest High Income Fund's performance to a benchmark index provide you with a general sense of how the fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES
-------------------------------------------------------------------------------

                          JUNE 1991 THROUGH JUNE 2001

                                                           LEHMAN BROTHERS
         NET ASSET VALUE(1)   MAXIMUM SALES CHARGE(2)     HIGH YIELD INDEX(4)

   6/30/91    10000                   9550                      10000
              10331                   9866                      10320
              10529                  10055                      10557
              10730                  10247                      10704
              11130                  10629                      11062
              11182                  10679                      11119
              11264                  10757                      11279
              11711                  11184                      11676
              11998                  11458                      11965
              12108                  11563                      12113
              12194                  11646                      12159
              12355                  11799                      12331
   6/30/92    12504                  11941                      12446
              12715                  12143                      12634
              12818                  12241                      12800
              12917                  12336                      12930
              12693                  12122                      12748
              12905                  12324                      12909
              13042                  12455                      13056
              13367                  12766                      13436
              13611                  12999                      13672
              13842                  13219                      13849
              13934                  13307                      13969
              14141                  13504                      14135
   6/30/93    14449                  13799                      14432
              14543                  13888                      14572
              14579                  13923                      14695
              14547                  13892                      14733
              14876                  14207                      15030
              15006                  14331                      15103
              15197                  14513                      15290
              15545                  14845                      15622
              15575                  14874                      15581
              15177                  14494                      14992
              14930                  14258                      14890
              14992                  14317                      14898
   6/30/94    15054                  14377                      14944
              14960                  14287                      15071
              14896                  14226                      15178
              14928                  14256                      15179
              14904                  14233                      15216
              14668                  14008                      15024
              14707                  14045                      15135
              14813                  14147                      15341
              15198                  14514                      15867
              15296                  14608                      16039
              15599                  14897                      16446
              15887                  15172                      16906
   6/30/95    15867                  15153                      17015
              16140                  15413                      17229
              16151                  15424                      17282
              16233                  15503                      17495
              16298                  15565                      17604
              16328                  15593                      17758
              16439                  15699                      18037
              16739                  15986                      18355
              16855                  16096                      18369
              16822                  16065                      18357
              17024                  16257                      18397
              17208                  16433                      18507
   6/30/96    17317                  16538                      18661
              17484                  16698                      18747
              17692                  16896                      18949
              18236                  17416                      19406
              18197                  17378                      19555
              18572                  17736                      19941
              18885                  18035                      20084
              18899                  18049                      20281
              19561                  18681                      20616
              19302                  18433                      20308
              19410                  18536                      20522
              20055                  19152                      20961
   6/30/97    20185                  19276                      21252
              20735                  19802                      21837
              20867                  19928                      21786
              21489                  20522                      22218
              21302                  20343                      22238
              21588                  20616                      22451
              21788                  20808                      22649
              22115                  21120                      23056
              22085                  21091                      23192
              22313                  21309                      23410
              22434                  21424                      23502
              22398                  21390                      23584
   6/30/98    22475                  21464                      23669
              22441                  21431                      23804
              20884                  19944                      22490
              20686                  19755                      22591
              20252                  19341                      22128
              21707                  20731                      23046
              21418                  20454                      23072
              21900                  20915                      23413
              22039                  21047                      23275
              22395                  21387                      23496
              22877                  21848                      23952
              22316                  21312                      23629
   6/30/99    22253                  21252                      23579
              22164                  21167                      23673
              21819                  20837                      23410
              21677                  20701                      23242
              21872                  20888                      23089
              22017                  21026                      23361
              22275                  21272                      23623
              22028                  21037                      23521
              22128                  21132                      23566
              21459                  20494                      23071
              21446                  20481                      23108
              20848                  19909                      22870
   6/30/00    21480                  20513                      23336
              21607                  20635                      23514
              21521                  20553                      23674
              21076                  20128                      23468
              20025                  19124                      22717
              18361                  17535                      21817
              18691                  17850                      22238
              20861                  19923                      23904
              20757                  19823                      24222
              19696                  18810                      23652
              19091                  18232                      23357
              19141                  18280                      23777
   6/30/01    18043                  17231                      23109

The illustration represents past performance and does not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. Other classes of shares are available for which performance, fees, and expenses will differ. All results include reinvestment of dividends and capital gains.

                                      AVERAGE ANNUAL TOTAL RETURNS -- JUNE 30, 2001
-----------------------------------------------------------------------------------
CLASS A (Inception 2/22/84)    6 MONTHS    1 YEAR      5 YEARS(7)    10 YEARS(7)
Net Asset Value(1)              -3.47%     -16.01%        0.82%         6.07%
With Maximum Sales Charge(2)    -7.78      -19.82        -0.11          5.59
------------------------------------------------------------------------------------
CLASS B (Inception 9/20/93)    6 MONTHS    1 YEAR      5 YEARS(7) SINCE INCEPTION(7)
Net Asset Value(1)              -3.99%     -16.77%        0.09%         2.08%
With CDSC(3)                    -8.54      -20.51        -0.16          2.08
------------------------------------------------------------------------------------
CLASS C (Inception 3/2/98)     6 MONTHS    1 YEAR         SINCE INCEPTION
Net Asset Value(1)               3.99%     -16.77%            -6.66%
With Maximum Sales Charge
  and CDSC(3)                   -5.81      -18.38             -6.94
------------------------------------------------------------------------------------
                                                                                      SINCE       SINCE
                                                                                      FUND'S      FUND'S
                                                                                      CLASS B     CLASS C
COMPARATIVE PERFORMANCE                     6 MONTHS   1 YEAR   5 YEARS   10 YEARS   INCEPTION   INCEPTION
Lehman Brothers High Yield Index(4)           3.93%    -0.96%    4.37%     8.74%       5.98%       -0.10%
Morningstar High Yield Bond Fund Average(5)   1.42     -5.40     2.71      7.74        5.16        -1.63
Lipper High Current Yield Funds Average(6)    1.66     -5.33     2.84      7.80        4.20        -2.30#

NOTES TO CHARTS

These returns represent past performance and do not guarantee future results. Share price and returns will vary and you may have a gain or loss when you sell your shares. Recent returns may be higher or lower than those shown.

(1) These results include reinvestment of any dividends and capital gains, but do not include a sales charge.

(2) These results include reinvestment of any dividends and capital gains, and the maximum sales charge of 4.50%.

(3) These results include reinvestment of any dividends and capital gains. Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares. Class C share performance assumes a 1.00% sales charge and a 1.00% CDSC applied when you sell shares within one year of purchase.

(4) Lehman Brothers High Yield Composite Index is an unmanaged index of fixed rate, coupon bearing, non-investment grade bonds. You may not invest directly in an index. Class B since inception return is calculated from 9/30/93. Class C since inception return is calculated from 2/28/98.

(5) Morningstar High Yield Bond Fund Average is the average performance without sales charges of funds with at least 65% of bond assets rated below BBB, as calculated by Morningstar, Inc. Class B since-inception return is calculated from 9/30/93. Class C since-inception return is calculated from 2/28/98.

(6) Lipper High Current Yield Funds Average is the average performance without sales charges of funds with similar investment objectives as calculated by Lipper Inc. Class B since-inception return is calculated from 9/30/93. Class C since-inception return is calculated from 2/28/98.

(7) Fund performance has been increased by voluntary expense waivers, without which performance would have been lower.

[sidebar]

PORTFOLIO AS OF JUNE 30, 2001
-------------------------------------------------------------------------------

CREDIT QUALITY

B                      57.4%
BB                     36.7%
BBB                     3.1%
CCC                     2.8%

AVERAGE QUALITY: Ba3

EFFECTIVE MATURITY

0-5 YEARS              17.3%
6-10 YEARS             72.1%
10+ YEARS              10.6%

AVERAGE EFFECTIVE MATURITY: 7.9 YEARS

Credit quality is based on bond ratings from Standard & Poor's

--------------------------------------------------------------------------------
                         CDC NVEST STRATEGIC INCOME FUND
--------------------------------------------------------------------------------

                                           INTERVIEW WITH YOUR PORTFOLIO MANAGER
--------------------------------------------------------------------------------

Q. HOW DID THE FUND PERFORM DURING THE FIRST HALF OF 2001?

For the six months ended June 30, 2001, the total return on CDC Nvest Strategic Income Fund's Class A shares was -0.58% at net asset value, including $0.50 in reinvested dividends. The fund's benchmark, the Lehman Brothers Aggregate Bond Index returned 3.62% for the same period, while Morningstar Multi-Sector Bond Fund Average returned 1.48%.

Unlike its benchmark, CDC Nvest Strategic Income Fund balances income and price appreciation opportunities, and may invest in international fixed-income securities, bonds selling at a discount and convertible bonds - none of which are in the Lehman Index. These differences tend to make the fund more volatile than the index.

Q. WHAT WERE THE FIXED-INCOME MARKETS LIKE AND HOW DID YOU RESPOND?

In the U.S., the Federal Reserve Board's aggressive efforts to reduce interest rates reflect its concern about a possible recession. A sluggish economy impacts all bond issuers, but especially those in the lower tiers of the market. Fixed-income securities also came under pressure in some world markets, as global economic activity slowed during the period.

At the end of June 2001, U.S. securities accounted for approximately one third of the fund's assets, with one-third in emerging market issues and the remaining third in developing economies outside this country.

The fund's commitment to Europe was small because of the weakness of the Euro - the single currency slated to replace individual countries' currencies. However, the fund was hurt by its relatively large position in Canadian securities, where the markets were weak in sympathy with the economic slowdown in the U.S. We believe Canadian investments should reward investors in time because Canada's economy is holding up better than our own. If foreign investors continue to leave the volatile U.S. equity markets and avoid sluggish conditions in Europe, we believe they will find more attractive return potential in Canada, as well as some emerging economies.

In Latin America, high unemployment and inflation led us to trim holdings in Argentina. Although Brazil's economy is feeling some fallout from Argentina's problems, its currency is reasonably valued and we believe its long-term outlook is positive, so we continue to hold these bonds. Mexico's sensitivity to oil prices was a positive factor during the first half of the year, as energy supplies were tight in the United States and elsewhere.

Q. WHICH OTHER INVESTMENTS HELPED OR HINDERED PERFORMANCE?

The bonds of Xerox and J.C. Penney performed well. Results were also favorable in the building and energy sectors. Two technology holdings that benefited the fund were Efficient Networks and Kent Electronics, which were acquired by Siemens and Avnet, respectively.

Negatives included a default in Singapore-based Asia Pulp and Paper, one of the fund's emerging market holdings. In technology, familiar names whose bonds suffered include Motorola and Lucent Technologies. Telecom holdings were hard hit, as were wireless and internet companies. In time, we believe that consolidation and corporate restructuring will revive the telecom industry.

Q. WHAT IS YOUR CURRENT OUTLOOK?

Today's environment for higher-yielding bonds recalls the 1990-91 period. Then, as now, the Fed was cutting rates in the hope of guiding the economy to a soft landing. In hindsight, 1990 was an exceptionally good time to have bought high-yield bonds, although there can be no assurances that results will be the same. If investor uncertainty continues to spread and selling pressures mount, selectivity will be especially important. Our research-intensive approach, and our emphasis on bonds selling at a discount, is geared to provide competitive results for CDC Nvest Strategic Income Fund shareholders.

[sidebar]

                                                              PORTFOLIO PROFILE
-------------------------------------------------------------------------------

OBJECTIVE:
Seeks high current income with a secondary objective of capital growth
-------------------------------------------------------------------------------

STRATEGY:
Invests substantially all of its assets in debt instruments (including lower-quality securities) with a focus on U.S. corporate bonds, convertible securities, foreign debt instruments (including those in emerging markets)
and U.S. government securities
-------------------------------------------------------------------------------

INCEPTION DATE:
May 1, 1995
-------------------------------------------------------------------------------

MANAGERS:
Daniel J. Fuss
Kathleen C. Gaffney
Loomis, Sayles & Company, L.P.
-------------------------------------------------------------------------------

SYMBOLS:
Class A               NEFZX
Class B               NEZBX
Class C               NECZX
Class Y               NEZYX(+)
-------------------------------------------------------------------------------

Net Asset Value
Per Share:
(June 30, 2001)
Class A              $10.25
Class B               10.25
Class C               10.24
Class Y               10.27

+Pending NASDAQ approval.

-------------------------------------------------------------------------------
                         CDC NVEST STRATEGIC INCOME FUND
-------------------------------------------------------------------------------

                                       INVESTMENT RESULTS THROUGH JUNE 30, 2001
-------------------------------------------------------------------------------

PERFORMANCE IN PERSPECTIVE
The charts comparing CDC Nvest Strategic Income Fund's performance to a benchmark index provide you with a general sense of how the fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and management fees. Two bond indices measure the performance of a theoretical portfolio. Unlike a fund, the indices are unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

                                GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES
--------------------------------------------------------------------------------
                          JUNE 1991 THROUGH JUNE 2001

                                         LEHMAN BROTHERS
          NET ASSET        MAXIMUM          AGGREGATE          LEHMAN BROTHERS
           VALUE(1)    SALES CHARGE(2)     BOND INDEX(4)      UNIVERSAL INDEX(5)

 5/1/95    10000            9550               10000                10000
           10014            9564               10387                10389
6/30/95    10018            9567               10463                10465
           10097            9643               10440                10449
           10193            9734               10566                10572
           10411            9943               10669                10680
           10355            9889               10807                10812
           10648           10169               10969                10975
           11038           10542               11123                11141
           11302           10794               11196                11238
           10995           10501               11002                11044
           11074           10575               10925                10976
           11057           10560               10863                10931
           11233           10727               10842                10915
6/30/96    11383           10871               10987                11062
           11360           10849               11017                11094
           11569           11049               10998                11091
           11974           11435               11189                11293
           12316           11762               11438                11528
           12817           12240               11633                11732
           12639           12070               11525                11637
           12675           12105               11561                11687
           12875           12296               11590                11728
           12735           12162               11461                11591
           12816           12240               11633                11766
           13092           12503               11743                11891
6/30/97    13388           12786               11883                12036
           13991           13361               12204                12365
           13630           13016               12100                12263
           14111           13476               12279                12452
           13815           13193               12457                12570
           13889           13264               12515                12639
           13819           13197               12641                12773
           14044           13412               12803                12934
           14301           13658               12793                12945
           14607           13950               12836                13004
           14612           13954               12903                13071
           14373           13726               13026                13165
6/30/98    14144           13508               13136                13252
           13967           13339               13164                13283
           12252           11701               13378                13282
           12649           12080               13691                13597
           12785           12210               13619                13541
           13643           13029               13697                13676
           13580           12969               13738                13708
           13815           13193               13835                13800
           13618           13005               13593                13582
           14337           13692               13668                13685
           15256           14570               13712                13766
           14782           14117               13591                13627
6/30/99    14826           14159               13547                13602
           14533           13879               13490                13546
           14351           13706               13484                13531
           14443           13793               13640                13678
           14565           13909               13691                13735
           14828           14161               13689                13757
           15232           14546               13624                13731
           15091           14412               13579                13684
           15685           14979               13743                13858
           15844           15131               13924                14020
           15391           14698               13884                13977
           14894           14224               13877                13951
6/30/00    15462           14766               14166                14251
           15598           14896               14295                14390
           15941           15223               14502                14600
           15520           14821               14593                14674
           14887           14218               14689                14733
           14811           14144               14930                14932
           15336           14646               15208                15219
           15823           15111               15457                15515
           15799           15088               15592                15646
           15202           14518               15670                15699
           14954           14281               15604                15630
           15288           14600               15698                15742
6/30/01    15247           14561               15757                15786

The illustration represents past performance and does not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. Other classes of shares are available for which performance, fees, and expenses will differ. All results include reinvestment of dividends and capital gains.

                                  AVERAGE ANNUAL TOTAL RETURNS -- JUNE 30, 2001
-------------------------------------------------------------------------------
CLASS A (Inception 5/1/95)    6 MONTHS   1 YEAR  5 YEARS(8) SINCE INCEPTION(8)
Net Asset Value(1)            -0.58%     -1.39%   6.01%         7.08%
With Maximum Sales Charge(2)  -5.06      -5.87    5.03          6.28
-------------------------------------------------------------------------------
CLASS B (Inception 5/1/95)    6 MONTHS   1 YEAR  5 YEARS(8) SINCE INCEPTION(8)
Net Asset Value(1)            -0.86%     -2.05%   5.24%         6.26%
With CDSC(3)                  -5.61      -6.56    4.98          6.26
-------------------------------------------------------------------------------
CLASS C (Inception 5/1/95)    6 MONTHS   1 YEAR  5 YEARS(8) SINCE INCEPTION(8)
Net Asset Value(1)            -0.86%     -2.05%   5.23%         6.22%
With CDSC(3)                  -2.81      -3.89    5.01          6.04
-------------------------------------------------------------------------------
CLASS Y (Inception 12/1/99)   6 MONTHS   1 YEAR        SINCE INCEPTION
Net Asset Value(1)            -0.31%     -0.89%             2.14%
-------------------------------------------------------------------------------

                                                                             SINCE          SINCE
                                                                             FUND'S         FUND'S
                                                                        CLASS A, B AND C    CLASS Y
COMPARATIVE PERFORMANCE                    6 MONTHS   1 YEAR   5 YEARS      INCEPTION      INCEPTION
Lehman Aggregate Bond Index(4)              3.62%     11.23%    7.48%         7.65%          9.29%
Lehman Universal Index5                     7.61      10.76     7.37          7.68           9.07
Morningstar Multi-Sector Bond Fund Avg.(6)  1.48       2.07     4.86          6.24           2.59
Lipper Multi-Sector Income Funds Avg.(7)    1.14       0.98     4.49          5.71           1.54

NOTES TO CHARTS

These returns represent past performance. Share price and returns will vary, and you may have a gain or loss when you sell your shares. Recent returns may be higher or lower than those shown. Class Y shares are available to certain institutional investors only.

(1) These results include reinvestment of any dividends and capital gains, but do not include a sales charge.

(2) These results include reinvestment of any dividends and capital gains, and the maximum sales charge of 4.50%.

(3) These results include reinvestment of any dividends and capital gains. Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares. Class C share performance assumes a 1.00% sales charge and a 1.00% CDSC applied when you sell shares within one year of purchase.

(4) Lehman Brothers Aggregate Bond Index is an unmanaged index of domestic debt issued by the U.S. government and its agencies. Since-inception returns for Class A, B and C shares are calculated from 4/30/95. Since-inception return for Class Y shares is calculated from 11/30/99. You may not invest directly in an index.

(5) Lehman Brothers Universal Bond Index is an unmanaged index representing a blend of the Lehman Aggregate, High Yield and Emerging Market indices. Since-inception returns for Class A, B and C shares are calculated from 4/30/95. Since-inception return for Class Y shares is calculated from 11/30/99. You may not invest directly in an index.

(6) Morningstar Multi-Sector Bond Fund Average is the average performance without sales charges of funds with similar investment objectives as calculated by Morningstar, Inc. Since-inception returns for Class A, B and C shares are calculated from 4/30/95. Since-inception return for Class Y shares is calculated from 11/30/99.

(7) Lipper Multi-Sector Income Funds Average is the average performance without sales charges of funds with similar investment objectives as calculated by Lipper Inc. Since-inception returns for Class A, B and C shares are calculated from 4/30/95. Since-inception return for Class Y shares is calculated from 12/1/99.

(8) The adviser waived certain fees and expenses during the periods indicated, without which performance would have been lower.

[sidebar]
                                                   PORTFOLIO AS OF JUNE 30, 2001
--------------------------------------------------------------------------------
CREDIT QUALITY

A                       4.0%
AAA                     7.1%
B                      15.5%
BB                     26.5%
BBB                    10.0%
CCC                     4.1%
NR                     32.4%
CC and D =              0.4%

AVERAGE QUALITY: BAA2

Credit quality is based on bond ratings from Standard & Poor's

EFFECTIVE MATURITY

LESS THAN 1 YEAR        2.1%
1-5 YEARS               9.3%
5-10 YEARS             25.1%
10+ YEARS              63.5%

Average Effective Maturity: 17.5 years

-------------------------------------------------------------------------------
                   CDC NVEST LIMITED TERM U.S. GOVERNMENT FUND
-------------------------------------------------------------------------------

                                         INTERVIEW WITH YOUR PORTFOLIO MANAGERS
-------------------------------------------------------------------------------

Effective in June, Loomis Sayles became portfolio manager of this fund.

Q. HOW DID THE FUND PERFORM DURING THE FIRST HALF OF 2001?

For the six months ended June 30, 2001, the total return on Class A shares of CDC Nvest Limited Term U.S. Government Fund was 3.05% at net asset value, including $0.29 in reinvested dividends. The fund's benchmark, the Lehman Brothers Intermediate Government Bond Index, returned 3.43% for the same period, while the return of Morningstar Short Government Fund Average was 3.37%.

Q. WHAT WAS THE INVESTMENT ENVIRONMENT LIKE DURING THIS PERIOD?

It was an excellent period for short-term government bonds. The Federal Reserve Board cut the discount rate six times, to 3.75% at the end of June from 6.50% at the end of last year, in an effort to support economic growth and prevent the U.S. economy from falling into a recession. Since interest rates and bond prices move in opposite directions, most bond prices rose during this period.

Bonds that offer a yield advantage over Treasury securities performed particularly well. These included government agencies, mortgage-backed and corporate securities, which had been left behind in last year's rally. The combination of declining short-term interest rates and attractive valuations drew investors into these sectors of the bond market.

Q. WHAT STRATEGIES DID THE FUND PURSUE?

The fund emphasized U.S. government agency securities, mortgage-backed securities, corporate bonds, and asset-backed securities (bonds backed by receipts from auto and other loans). During most of the period, the fund also featured bonds with shorter maturities, since they are among the earliest beneficiaries of the Fed's rate cuts.

Q. HAS LOOMIS SAYLES MADE ANY SIGNIFICANT CHANGES TO THE FUND?

We continued to add to the fund's mortgage-backed securities. In a declining interest-rate environment, homeowners typically are more inclined to pay off their loans before maturity, compelling holders of mortgage-backed securities to re-invest the principal at lower, prevailing rates. We felt that the prices of many mortgage-backed securities reflected higher prepayment activity than we think is likely to occur in the current, sluggish economy.

Loomis Sayles' investment approach is to look for what we believe to be pricing inefficiencies. Right now this means we're focusing on high current income, emphasizing the lower tiers of this fund's fixed-income universe.

Q. WHAT IS YOUR CURRENT OUTLOOK?

It usually takes six to eight months for the economy to respond to changes in Fed monetary policy, so in the second half of 2001 we expect to begin to see evidence of the effects of the stimulus the Fed provided in the first half. The tax cut recently enacted by Congress should also help energize the economy in the next several months. If the economy rebounds, we believe the Fed may shift to a more neutral stance during the second half of 2001.

Stronger growth tends to lead to higher interest rates and lower bond prices. In the market environment we expect - with generally flat interest rates and fewer opportunities for price gains - we believe CDC Nvest Limited Term U.S. Government Fund is well positioned to earn a high current return.

[SIDEBAR]

                                                              PORTFOLIO PROFILE
-------------------------------------------------------------------------------

OBJECTIVE:
Seeks a high current return consistent with preservation of capital
-------------------------------------------------------------------------------

STRATEGY:
Invests primarily in U.S. government securities, including bills, notes and bonds (including zero-coupon bonds) and mortgage-backed securities issued or guaranteed by the U.S. Treasury and other governmental agencies
-------------------------------------------------------------------------------

INCEPTION DATE:
January 3, 1989
-------------------------------------------------------------------------------

MANAGERS:
Michael F. Harris
Cliff Rowe
Loomis, Sayles & Company, L.P.
-------------------------------------------------------------------------------

SYMBOLS:
Class A           NEFLX
Class B           NELBX
Class C           NECLX
Class Y           NELYX(+)
-------------------------------------------------------------------------------

NET ASSET VALUE
PER SHARE:
(JUNE 30, 2001)
Class A          $11.21
Class B           11.20
Class C           11.21
Class Y           11.34

+Pending NASDAQ approval.

                                       INVESTMENT RESULTS THROUGH JUNE 30, 2001
-------------------------------------------------------------------------------

PERFORMANCE IN PERSPECTIVE

The charts comparing CDC Nvest Limited Term U.S. Government Fund's performance to a benchmark index provide you with a general sense of how the fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

                                GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES
--------------------------------------------------------------------------------
                          JUNE 1991 THROUGH JUNE 2001

                                                           LEHMAN BROTHERS
           NET ASSET VALUE(1)  MAXIMUM SALES CHARGE(2)  GOVERNMENT BOND INDEX(4)

   6/30/91      10000                 9700                     10000
                10116                 9812                     10108
                10286                 9977                     10300
                10501                10186                     10475
                10606                10288                     10595
                10688                10367                     10719
                10995                10665                     10979
                10842                10517                     10874
                10901                10574                     10907
                10838                10513                     10864
                10906                10579                     10961
                11077                10744                     11125
   6/30/92      11231                10894                     11285
                11418                11075                     11502
                11536                11190                     11619
                11689                11338                     11779
                11527                11182                     11638
                11482                11138                     11590
                11617                11268                     11740
                11793                11439                     11958
                11924                11566                     12134
                11961                11602                     12179
                12046                11684                     12274
                12065                11703                     12241
   6/30/93      12199                11833                     12418
                12266                11898                     12443
                12441                12068                     12628
                12463                12089                     12680
                12490                12115                     12711
                12422                12050                     12648
                12441                12068                     12700
                12550                12174                     12826
                12410                12038                     12650
                12239                11872                     12465
                12169                11804                     12384
                12169                11803                     12393
   6/30/94      12158                11794                     12396
                12261                11893                     12558
                12292                11923                     12594
                12199                11833                     12490
                12199                11833                     12492
                12157                11792                     12437
                12165                11800                     12478
                12328                11958                     12682
                12502                12127                     12927
                12537                12161                     12998
                12661                12281                     13148
                13015                12624                     13519
   6/30/95      13072                12680                     13606
                13065                12673                     13613
                13180                12785                     13724
                13262                12864                     13816
                13445                13042                     13968
                13606                13198                     14139
                13749                13336                     14279
                13824                13410                     14398
                13659                13249                     14246
                13573                13165                     14180
                13538                13132                     14139
                13491                13087                     14132
   6/30/96      13597                13189                     14276
                13626                13217                     14321
                13620                13212                     14336
                13793                13379                     14521
                14015                13595                     14759
                14190                13764                     14938
                14076                13654                     14857
                14136                13712                     14914
                14154                13729                     14938
                14080                13657                     14852
                14203                13777                     15020
                14291                13862                     15137
   6/30/97      14428                13995                     15268
                14667                14227                     15549
                14642                14202                     15489
                14794                14350                     15658
                14960                14511                     15841
                14986                14536                     15876
                15099                14646                     16005
                15318                14859                     16213
                15283                14825                     16195
                15257                14799                     16245
                15316                14857                     16323
                15416                14953                     16436
   6/30/98      15529                15063                     16546
                15549                15082                     16609
                15797                15323                     16923
                16248                15761                     17317
                16091                15608                     17347
                16042                15561                     17293
                16075                15593                     17360
                16161                15676                     17438
                15976                15496                     17200
                16050                15569                     17313
                16098                15615                     17360
                15977                15498                     17254
   6/30/99      15874                15397                     17280
                15797                15323                     17281
                15792                15318                     17306
                15971                15492                     17455
                16002                15521                     17489
                16017                15537                     17502
                15967                15488                     17447
                15898                15421                     17388
                16039                15558                     17532
                16237                15750                     17732
                16185                15700                     17725
                16193                15707                     17773
   6/30/00      16424                15931                     18056
                16506                16011                     18175
                16680                16179                     18378
                16808                16304                     18538
                16869                16363                     18666
                17099                16586                     18941
                17298                16779                     19274
                17518                16992                     19530
                17649                17119                     19710
                17760                17227                     19852
                17725                17193                     19788
                17813                17279                     19869
   6/30/01      17826                17291                     19933

The illustration represents past performance and does not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. Other classes of shares are available for which performance, fees, and expenses will differ. All results include reinvestment of dividends and capital gains.

                                  AVERAGE ANNUAL TOTAL RETURNS -- JUNE 30, 2001
-------------------------------------------------------------------------------
CLASS A (Inception 1/3/89)        6 MONTHS    1 YEAR    5 YEARS    10 YEARS
Net Asset Value(1)                 3.05%       8.54%     5.56%       5.95%
With Maximum Sales Charge(2)      -0.08        5.27      4.92        5.62
-------------------------------------------------------------------------------
CLASS B (Inception 9/24/93)      6 MONTHS    1 YEAR    5 YEARS  SINCE INCEPTION
Net Asset Value(1)                 2.82%       7.94%     4.91%       3.99%
With CDSC(3)                      -2.18        2.94      4.59        3.99
-------------------------------------------------------------------------------
CLASS C (Inception 12/30/94)     6 MONTHS    1 YEAR    5 YEARS  SINCE INCEPTION
Net Asset Value(1)                 2.81%       7.94%     4.91%       5.25%
With CDSC(3)                       0.82        5.87      4.69        5.08
-------------------------------------------------------------------------------
CLASS Y (Inception 3/31/94)      6 MONTHS    1 YEAR    5 YEARS  SINCE INCEPTION
Net Asset Value(1)                 3.75%       9.27%     6.07%       5.79%
-------------------------------------------------------------------------------

                                                                                        SINCE      SINCE      SINCE
                                                                                        FUND'S     FUND'S     FUND'S
                                                                                        CLASS B    CLASS C    CLASS Y
COMPARATIVE PERFORMANCE                    6 MONTHS    1 YEAR    5 YEARS    10 YEARS    INCEPT.    INCEPT.    INCEPT.
Lehman Interm. Gov't. Bond Index(4)          3.43%     10.42%      6.91%      7.14%      6.01%      7.47%      6.69%
Morningstar Short Gov't. Fund Avg.(5)        3.37       8.75       5.85       6.11       5.10       5.38       5.61
Lipper Short Int. U.S. Gov't. Funds Avg.(6)  3.13       9.01       5.87       6.43       5.08       6.46       5.67

NOTES TO CHARTS
These returns represent past performance and do not guarantee future results. Share price and returns will vary, and you may have a gain or loss when you sell your shares. Recent returns may be higher or lower than those shown. Class Y shares are available to certain institutional investors only.

(1) These results include reinvestment of any dividends and capital gains, but do not include a sales charge.

(2) These results include reinvestment of any dividends and capital gains, and the maximum sales charge of 3.00%.

(3) These results include reinvestment of any dividends and capital gains. Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares. Class C share performance assumes a 1.00% sales charge and a 1.00% CDSC applied when you sell shares within one year of purchase.

(4) Lehman Brothers Intermediate Government Bond Index is an unmanaged index of bonds issued by the U.S. government and its agencies with maturities of 1 to 10 years. You may not invest directly in an index. Class B since-inception return is calculated from 9/30/93.

(5) Morningstar Short Government Fund Average is the average performance without sales charges of funds with similar investment objectives as calculated by Morningstar, Inc. Class B since-inception return is calculated from 9/30/93.

(6) Lipper Short Intermediate U.S. Government Funds Average is the average performance without sales charges of funds with similar investment objectives as calculated by Lipper Inc. Class B since-inception return is calculated from 9/30/93.

                                                   PORTFOLIO AS OF JUNE 30, 2001
--------------------------------------------------------------------------------

PORTFOLIO MIX

MORTGAGE-BACKED          64.1%
U.S. GOVERNMENT          21.6%
CORPORATE                 5.9%
YANKEE SECURITIES         3.9%
ASSET BACKED              2.5%
SHORT TERM & OTHER        2.0%


EFFECTIVE MATURITY

LESS THAN 1 YEAR         0.3%
1-5 YEARS               38.8%
6-10 YEARS              20.1%
11-20 YEARS              8.1%
20+ YEARS               32.7%

AVERAGE EFFECTIVE MATURITY: 13.2 YEARS

All portfolio composition information is subject to change

-------------------------------------------------------------------------------
                      CDC NVEST GOVERNMENT SECURITIES FUND
-------------------------------------------------------------------------------

INTERVIEW WITH YOUR PORTFOLIO MANAGERS
-------------------------------------------------------------------------------

Effective in June, Loomis Sayles became portfolio manager of this fund.

Q. HOW HAS THE FUND PERFORMED SO FAR THIS YEAR?

For the six months ended June 30, 2001, the total return on Class A shares of CDC Nvest Government Securities Fund was 1.06% at net asset value, including $0.28 in reinvested dividends. For the same period, the fund's benchmark, Lehman Brothers Government Bond Index, returned 2.27% while Morningstar Long Government Fund Average, returned 1.12%.

As interest rates fell in the past six months, short- and intermediate-term U.S. government securities were the primary beneficiaries. The fund's longer maturity structure caused it to lag during the period, but we believe it should benefit over time.

Q. WHAT WAS THE INVESTMENT ENVIRONMENT LIKE?

Faced with a weakening economy, the Federal Reserve Board cut short-term interest rates six times in as many months, reducing rates by a cumulative 2.75%. Although U.S. bonds in general - including government securities - benefited from declining interest rates (and rising bond prices), most gains were in the short end of the market.

The rate cuts actually caused yields on long-term bonds to remain flat or inch up, as some investors became concerned that the Fed was being too aggressive and might rekindle inflation. As a result, while the yield on one-year Treasury bonds dropped by more than 2% during the first half of 2001, yields on five-year Treasuries only fell by about 0.5%, and yields on 30-year Treasuries actually rose slightly, sending prices down.

Q. WHAT STRATEGIES DID THE FUND PURSUE IN THIS ENVIRONMENT?

As the year progressed we lengthened the portfolio's duration, locking in higher yields from bonds with longer maturities, and positioned the fund for potential price appreciation as interest rates declined. A bond fund's maturity refers to the average length of time that must elapse before the securities in the portfolio mature, when the issuer must refund the principal. A fund's duration is a measure of its price sensitivity to changing interest rates. A portfolio with a long duration is generally more volatile, which is a benefit at times like these when interest rates are trending down, sending prices up, but a negative when rising rates send prices down.

As of June 30, the fund's duration was 7.19 years and the average maturity of the bonds in the portfolio was 19.14 years. In general, we target a duration of 6-10 years, and a maturity of 10-20 years, which is longer than most government bond funds. However, we believe this range generally offers shareholders the best balance between risk and return.

Because it invests primarily in U.S. government securities, the fund's credit quality is always in the top tier. However, we increased its position in mortgage-backed securities, which tend to offer higher returns in exchange for marginally higher credit risk. Year to date, these investments provided generous yields and outperformed the Treasury market.

Q. WHAT IS YOUR CURRENT OUTLOOK?

The Fed's most recent rate cut in June left the door open for further action if the economy fails to pick up steam. We believe many of the trends that foster strong bond performance - measured economic growth, low inflation and steady to declining interest rates - will remain in place. At the same time, we expect continued stock market volatility, reflecting uncertainties about the future course of economic growth. As a result, we believe investors will continue to seek the relative safety and security of U.S. government securities, creating a positive environment for CDC Nvest Government Securities Fund.

[sidebar]
                                                              PORTFOLIO PROFILE
-------------------------------------------------------------------------------

OBJECTIVE:
Seeks a high level of current income consistent with safety of principal

-------------------------------------------------------------------------------

STRATEGY:
Invests in U.S. government securities, including U.S. Treasury bills, notes and bonds, and mortgage-backed securities issued or guaranteed by U.S. government agencies
-------------------------------------------------------------------------------

INCEPTION DATE:
September 16, 1985
-------------------------------------------------------------------------------

MANAGERS:
Kent P. Newmark
Cliff Rowe
Loomis, Sayles &
  Company, L.P.
-------------------------------------------------------------------------------

SYMBOLS:
Class A                  NEFAX
Class B                  NEUBX
Class Y                  NEUYX
-------------------------------------------------------------------------------

NET ASSET VALUE
PER SHARE:
(JUNE 30, 2001)
Class A                 $11.02
Class B                  11.02
Class Y                  11.00

-------------------------------------------------------------------------------
                      CDC NVEST GOVERNMENT SECURITIES FUND
-------------------------------------------------------------------------------

                                       INVESTMENT RESULTS THROUGH JUNE 30, 2001
-------------------------------------------------------------------------------

PERFORMANCE IN PERSPECTIVE
The charts comparing CDC Nvest Government Securities Fund's performance to a benchmark index provide you with a general sense of how the fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES

                                                           LEHMAN BROTHERS
           NET ASSET VALUE(1)  MAXIMUM SALES CHARGE(2)  GOVERNMENT BOND INDEX(4)
  6/30/91        10000               9550                       10000
                 10179               9721                       10119
                 10512              10039                       10354
                 10805              10319                       10571
                 10811              10324                       10664
                 10760              10276                       10771
                 11525              11006                       11138
                 11369              10857                       10964
                 11459              10943                       11007
                 11323              10814                       10943
                 11377              10865                       11012
                 11623              11100                       11216
  6/30/92        11813              11281                       11376
                 12082              11538                       11663
                 12212              11662                       11772
                 12368              11812                       11937
                 12133              11587                       11766
                 12068              11524                       11746
                 12309              11755                       11943
                 12509              11946                       12197
                 12752              12179                       12441
                 12731              12158                       12482
                 12805              12229                       12578
                 12880              12301                       12565
  6/30/93        13097              12507                       12844
                 13173              12580                       12922
                 13469              12863                       13210
                 13537              12928                       13260
                 13576              12965                       13311
                 13412              12809                       13164
                 13417              12814                       13216
                 13554              12944                       13397
                 13233              12637                       13113
                 12991              12406                       12818
                 12891              12311                       12716
                 12884              12304                       12700
  6/30/94        12736              12163                       12671
                 12906              12325                       12904
                 12911              12330                       12906
                 12731              12158                       12724
                 12730              12157                       12715
                 12657              12087                       12692
                 12687              12116                       12770
                 12884              12304                       13007
                 13179              12586                       13287
                 13266              12669                       13371
                 13402              12799                       13546
                 14135              13499                       14092
  6/30/95        14223              13583                       14200
                 14084              13451                       14148
                 14236              13595                       14313
                 14414              13765                       14451
                 14685              14024                       14670
                 14971              14297                       14899
                 15229              14543                       15111
                 15287              14600                       15203
                 14912              14241                       14893
                 14745              14082                       14769
                 14630              13971                       14675
                 14554              13899                       14650
  6/30/96        14704              14042                       14839
                 14730              14068                       14876
                 14636              13977                       14843
                 14894              14223                       15090
                 15245              14559                       15422
                 15557              14857                       15690
                 15347              14656                       15530
                 15365              14673                       15547
                 15374              14682                       15569
                 15168              14485                       15404
                 15354              14663                       15625
                 15485              14788                       15760
  6/30/97        15701              14994                       15936
                 16360              15624                       16389
                 15991              15272                       16227
                 16282              15550                       16470
                 16604              15857                       16755
                 16724              15971                       16840
                 16931              16169                       17017
                 17169              16396                       17273
                 17088              16319                       17226
                 17077              16309                       17274
                 17129              16358                       17352
                 17345              16565                       17531
  6/30/98        17607              16815                       17730
                 17574              16783                       17757
                 18114              17299                       18219
                 18612              17775                       18711
                 18379              17552                       18647
                 18483              17651                       18653
                 18458              17627                       18694
                 18637              17798                       18802
                 17919              17113                       18355
                 17962              17154                       18426
                 18021              17210                       18469
                 17780              16980                       18306
  6/30/99        17572              16781                       18269
                 17443              16658                       18242
                 17313              16534                       18242
                 17537              16748                       18390
                 17525              16737                       18419
                 17448              16663                       18393
                 17272              16495                       18274
                 17290              16512                       18299
                 17594              16803                       18559
                 17981              17172                       18886
                 17835              17032                       18833
                 17772              16972                       18844
  6/30/00        18080              17267                       19180
                 18250              17429                       19366
                 18570              17734                       19652
                 18497              17665                       19707
                 18665              17825                       19897
                 19093              18234                       20289
                 19500              18622                       20692
                 19631              18748                       20901
                 19880              18986                       21140
                 19895              19000                       21214
                 19607              18725                       20997
                 19675              18790                       21067
  6/30/01        19707              18821                       21163

The illustration represents past performance and does not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. Other classes of shares are available for which performance, fees, and expenses will differ. All results include reinvestment of dividends and capital gains.


                                  AVERAGE ANNUAL TOTAL RETURNS -- JUNE 30, 2001
-------------------------------------------------------------------------------

CLASS A (Inception 9/16/85)     6 MONTHS      1 YEAR    5 YEARS     10 YEARS
Net Asset Value(1)                1.06%        9.00%      6.03%       7.02%
With Maximum Sales Charge(2)      -3.51        4.11       5.05        6.52
-------------------------------------------------------------------------------
CLASS B (Inception 9/23/93)     6 MONTHS      1 YEAR    5 YEARS  SINCE INCEPTION
Net Asset Value(1)                0.69%        8.19%      5.21%       4.18%
With CDSC(3)                     -4.24         3.19       4.88        4.18
-------------------------------------------------------------------------------
CLASS Y (Inception 3/31/94)     6 MONTHS      1 YEAR    5 YEARS  SINCE INCEPTION
Net Asset Value(1)                1.16%        9.31%      6.32%       6.23%
-------------------------------------------------------------------------------

                                                                                         SINCE        SINCE
                                                                                         FUND'S       FUND'S
                                                                                         CLASS B      CLASS Y
COMPARATIVE PERFORMANCE                    6 MONTHS    1 YEAR    5 YEARS    10 YEARS    INCEPTION    INCEPTION
Lehman Government Bond Index(4)              2.27%     10.33%     7.36%       7.79%       6.22%        7.17%
Morningstar Long Government Fund Avg.(5)     1.12       9.01      6.04        7.04        5.54         6.77
Lipper General Government Funds Avg.(6)      1.89       9.52      6.41        6.94        5.33         6.21

NOTES TO CHARTS

These returns represent past performance and do not guarantee future results. Share price and returns will vary and you may have a gain or loss when you sell your shares. Recent returns may be higher or lower than those shown. Class Y shares are available to certain institutional investors only.

(1) These results include reinvestment of any dividends and capital gains, but do not include a sales charge.

(2) These results include reinvestment of any dividends and capital gains, and the maximum sales charge of 4.50%.

(3) These results include reinvestment of any dividends and capital gains. Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares.

(4) Lehman Brothers Government Bond Index is an unmanaged index of public debt of the U.S. Treasury, government agencies, and their obligations. You may not invest directly in an index. Class B since inception return is calculated from 9/30/93.

(5) Morningstar Long Government Fund Average is the average performance without sales charges of funds with similar investment objectives as calculated by Morningstar, Inc. Class B since-inception return is calculated from 9/30/93.

(6) Lipper General Government Funds Average is the average performance without sales charges of funds with similar investment objectives as calculated by Lipper Inc. Class B since-inception return is calculated from 9/30/93.

PORTFOLIO AS OF JUNE 30, 2001
-------------------------------------------------------------------------------

PORTFOLIO MIX

U.S. GOVERNMENT                   45.2%
MORTGAGE-BACKED                   52.8%
SHORT TERM INVESTMENT & OTHER      2.0%


EFFECTIVE MATURITY

FIVE YEARS OR LESS               1.4%
6-10 YEARS                      23.6%
10+ YEARS                       75.0%

AVERAGE MATURITY: 19.1 YEARS

All portfolio composition information is subject to change

                                   FINANCIAL
                                   STATEMENTS

---------------------------------------------------------------------------------------------------
                     SHORT TERM CORPORATE INCOME FUND -- SCHEDULE OF INVESTMENTS
---------------------------------------------------------------------------------------------------

Investments as of June 30, 2001
(Unaudited)

                                                                  RATINGS (C)
                                                             ---------------------
PRINCIPAL                                                                 STANDARD
  AMOUNT     DESCRIPTION                                      MOODY'S     & POOR'S        VALUE (A)
---------------------------------------------------------------------------------------------------
BONDS AND NOTES -- 95.4% OF TOTAL NET ASSETS
             AEROSPACE/DEFENSE -- 0.8%
$   500,000  Raytheon Co.,
             6.300%, 3/15/2005 ..........................      Baa3         BBB-        $    491,007
                                                                                        ------------
             ASSET BACKED -- 5.9%
  1,471,755  AmeriCredit Automobile
             7.150%, 8/12/2004 ..........................      Aaa          AAA            1,509,731
  1,000,000  CIT Equipment Collateral Trust,
             6.840%, 6/20/2004 ..........................                                  1,028,246
  1,000,000  WFS Financial Owner Trust,
             7.750%, 11/20/2004 .........................      Aaa          AAA            1,037,661
                                                                                        ------------
                                                                                           3,575,638
                                                                                        ------------
             BANKS -- 1.7%
  1,000,000  FleetBoston Financial Corp.,
             7.250%, 9/15/2005 ..........................      A2           A              1,048,952
                                                                                        ------------
             CABLE & Media -- 4.2%
    500,000  Comcast Cable Communications,
             6.375%, 1/30/2006 ..........................      Baa2         BBB              503,768
  1,000,000  Continental Cablevision, Inc.,
             8.500%, 9/15/2001 ..........................      A3           A              1,007,267
  1,000,000  Cox Communications, Inc.,
             6.875%, 6/15/2005 ..........................      Baa2         BBB            1,020,164
                                                                                        ------------
                                                                                           2,531,199
                                                                                        ------------
             CANADIAN -- 1.6%
  1,000,000  Quebec Province Canada,
             5.500%, 4/11/2006 ..........................      A2           A+               986,135
                                                                                        ------------
             CHEMICALS -- 1.2%
    750,000  Praxair, Inc., 6.500%,
             3/01/2008 ..................................      A3           BBB+             745,463
                                                                                        ------------
             COMPUTER SOFTWARE & Services-- 1.7%
  1,000,000  Sun Microsystems, Inc.,
             7.000%, 8/15/2002 ..........................      Baa1         BBB+           1,014,323
                                                                                        ------------
             CONSUMER FINANCE -- 3.7%
  1,200,000  Countrywide Home Loan, Inc.,
             6.850%, 6/15/2004 ..........................      A3           A              1,236,731
  1,000,000  Household Finance Corp.,
             6.500%, 1/24/2006 ..........................      A2           A              1,014,485
                                                                                        ------------
                                                                                           2,251,216
                                                                                        ------------
             CONSUMER PRODUCTS -- 1.7%
  1,000,000  Unilever Corp.,
             6.750%, 11/01/2003 .........................      A1           A+             1,037,805
                                                                                        ------------
             FINANCE-- 11.6%
  1,000,000  Boeing Capital Corp.,
             7.100%, 9/27/2005 ..........................      A2           AA-            1,050,754
    500,000  CIT Group Inc., Reorganized,
             7.500%, 11/14/2003 .........................      A2           A+               523,354
  1,000,000  Ford Motor Credit Co.,
             7.500%, 6/15/2003 ..........................      A2           A              1,040,549
  1,000,000  General Electric Capital Corp.,
             Medium Term Note, 6.750%, 9/11/2003 ........      Aaa          AAA            1,040,201
  1,500,000  General Motors Acceptance Corp.,
             7.625%, 6/15/2004 ..........................      A2           A              1,576,980
  1,000,000  John Deere Capital Corp.,
             7.000%, 10/15/2002 .........................      A2           A+             1,029,032
    750,000  Toyota Motor Credit Corp.,
             5.625%, 11/13/2003 .........................      Aa1          AAA              759,263
                                                                                        ------------
                                                                                           7,020,133
                                                                                        ------------
             FINANCE & Banking -- 2.5%
    800,000  Salomon Smith Barney Holdings, Inc.,
             5.875%, 3/15/2006 ..........................       --          A                795,743
    750,000  Wells Fargo & Co.,
             5.900%, 5/21/2006 ..........................      Aa2          A+               749,375
                                                                                        ------------
                                                                                           1,545,118
                                                                                        ------------
             FINANCIAL SERVICES -- 2.2%
    500,000  Dean Witter Discover & Co.,
             6.875%, 3/01/2003 ..........................      Aa3          AA-              515,884
    750,000  Lehman Brothers Holdings,
             7.750%, 1/15/2005 ..........................      A2           A                789,643
                                                                                        ------------
                                                                                           1,305,527
                                                                                        ------------
             FOOD & Beverages -- 1.6%
  1,000,000  Aramark Services, Inc.,
             6.750%, 8/01/2004 ..........................      Baa3         BBB-             987,849
                                                                                        ------------
             FOODS -- 2.6%
  1,025,000  Conagra, Inc.,
             7.400%, 9/15/2004 ..........................      Baa2         BBB            1,063,885
    500,000  Kellogg Co.,
             6.000%, 4/01/2006 ..........................      Baa2         BBB              496,028
                                                                                        ------------
                                                                                           1,559,913
                                                                                        ------------
             INSURANCE -- 1.7%
  1,000,000  USAA Capital Corp., 144A,
             7.410%, 6/30/2003 ..........................      Aa1          AAA            1,045,323
                                                                                        ------------
             MACHINERY -- 1.2%
    750,000  Ingersoll Rand Co.,
             6.250%, 5/15/2006 ..........................      A3           A-               753,793
                                                                                        ------------
             MANUFACTURING-DIVERSIFIED -- 3.4%
  1,000,000  Honeywell International, Inc.,
             6.875%, 10/03/2005 .........................      A2           A              1,040,321
  1,000,000  United Technologies Corp.,
             6.625%, 11/15/2004 .........................      A2           A+             1,033,696
                                                                                        ------------
                                                                                           2,074,017
                                                                                        ------------
             MEDIA & ENTERTAINMENT -- 0.9%
    500,000  Viacom, Inc.,
             7.750%, 6/01/2005 ..........................      A3           A-               531,656
                                                                                        ------------
             MORTGAGE BACKED -- 10.3%
  1,000,000  Federal Home Loan Mortgage Corp.,
             7.375%, 5/15/2003 ..........................      Aaa           --            1,049,530
  1,632,807  Federal Home Loan Mortgage Corp.,
             7.500%, 8/1/2009 ...........................      Aaa          AAA            1,688,094
    341,623  Federal Home Loan Mortgage Corp.,
             8.340%, 3/1/2025 (d) .......................      Aaa          AAA              345,091
    162,533  Federal Home Loan Mortgage Corp.,
             8.410%, 12/1/2025 (d) ......................      Aaa          AAA              163,726
    272,651  Federal National Mortgage Association,
             6.200%, 9/1/2023 (d) .......................      Aaa          AAA              274,271
    537,849  Federal National Mortgage Association,
             7.220%, 1/1/2020 (d) .......................      Aaa          AAA              550,203
  1,000,000  Federal National Mortgage Association,
             7.300%, 7/19/2005 ..........................      Aaa           --            1,032,030
    202,988  Federal National Mortgage Association,
             7.320%, 6/1/2019 (d) .......................      Aaa          AAA              206,793
    174,471  Federal National Mortgage Association,
             7.680%, 5/1/2020 (d) .......................      Aaa          AAA              174,742
    127,336  Federal National Mortgage Association,
             7.820%, 8/1/2017 (d) .......................      Aaa          AAA              127,604
    583,096  Federal National Mortgage Association,
             8.600%, 1/1/2024 (d) .......................      Aaa          AAA              599,224
                                                                                        ------------
                                                                                           6,211,308
                                                                                        ------------
             OIL & GAS-MAJOR INTEGRATED -- 3.4%
 1,000,000  Coastal Corp.,
             7.500%, 8/15/2006 ..........................      Baa2         BBB            1,031,526
  1,000,000  Conoco, Inc.,
             5.900%, 4/15/2004 ..........................      A3           A-             1,012,909
                                                                                        ------------
                                                                                           2,044,435
                                                                                        ------------
             PAPER & FOREST PRODUCTS -- 2.5%
  1,500,000  International Paper Co.,
             5.604%, 7/08/2002 ..........................      NA           BBB            1,501,713
                                                                                        ------------
             RETAIL-DEPARTMENT STORE-- 1.7%
  1,000,000  Federated Department Stores, Inc.,
             8.500%, 6/15/2003 ..........................      Baa1         BBB+           1,054,872
                                                                                        ------------
             RETAIL-GENERAL MERCHANDISE -- 1.3%
    750,000  Price Costco, Inc.,
             7.125%, 6/15/2005 ..........................      A2           A                764,851
                                                                                        ------------
             RETAIL-GROCERY -- 3.4%
  1,000,000  Delhaize America, Inc.,
             7.375%, 4/15/2006 ..........................      Baa3         BBB-           1,026,639
  1,000,000  Safeway, Inc.,
             7.000%, 9/15/2002 ..........................      Baa2         BBB            1,018,918
                                                                                        ------------
                                                                                           2,045,557
                                                                                        ------------
             TELECOMMUNICATIONS-- 4.3%
  1,500,000  Verizon Global Fund Corp.,
             6.750%, 12/01/2005 .........................      A1           A+             1,540,762
  1,000,000  WorldCom, Inc.,
             8.000%, 5/15/2006 ..........................      A3           BBB+           1,037,693
                                                                                        ------------
                                                                                           2,578,455
                                                                                        ------------
             U.S. GOVERNMENT-- 9.0%
  1,000,000  United States Treasury Notes
             5.750%, 11/15/2005 .........................      Aaa          AAA            1,024,210
  2,000,000  United States Treasury Notes
             5.875%, with various maturities
             to 2004 (e) ................................      Aaa          AAA            2,067,180
  2,300,000  United States Treasury Notes
             6.125%, 8/31/2002 ..........................      Aaa          AAA            2,354,625
                                                                                        ------------
                                                                                           5,446,015
                                                                                        ------------
             UTILITIES-- 9.3%
  1,000,000  Detroit Edison Securitization Funding LLC,
             5.510%, 3/01/2007 ..........................                                  1,000,308
    800,000  DTE Energy Co.,
             6.000%, 6/01/2004 ..........................      Baa2         BBB              803,626
  1,329,427  Kansas Gas & Electric Co.,
             6.760%, 9/29/2003 ..........................      Ba2          BB-            1,321,303
  1,000,000  Nisource Finance Corp.,
             5.750%, 4/15/2003 ..........................      Baa2         BBB            1,002,386
  1,000,000  PSE & G Transition Funding LLC,
             5.740%, 3/15/2007 ..........................                                  1,011,296
    500,000  Wisconsin Energy Corp.,
             5.875%, 4/01/2006 ..........................      A2           A+               497,291
                                                                                        ------------
                                                                                           5,636,210
                                                                                        ------------
             Total Bonds and Notes
             (Identified Cost $56,978,832) ..............                                 57,788,483
                                                                                        ------------

SHORT TERM INVESTMENTS -- 4.4% OF TOTAL NET ASSETS
1,000,000  American General Finance Corp.
             3.870%, 7/05/2001 ..........................                                    999,570
1,640,000  Repurchase Agreement with
             State Street Bank and Trust Co.
             dated 6/29/2001 at 2.75%
             to be repurchased at $1,640,376
             on 7/02/2001, collateralized by
             $1,310,000 U.S. Treasury Bond,
             8.125%, due 8/15/2019
             valued at $1,678,946 .......................                                  1,640,000
                                                                                        ------------
             Total Short Term Investments
             (Identified Cost $2,639,570) ...............                                  2,639,570
                                                                                        ------------
             Total Investments-- 99.8%
             (Identified Cost $59,618,402) (b) ..........                                 60,428,053
             Other assets less liabilities ..............                                    138,279
                                                                                        ------------
             Total Net Assets-- 100% ....................                               $ 60,566,332
                                                                                        ============

(a) See Note 2a of Notes to Financial Statements.
(b) Federal Tax Information:
    At June 30, 2001 the net unrealized appreciation on investments based on cost of $59,618,402 for federal income tax purposes was as follows:
    Aggregate gross unrealized appreciation for all
    investments in which there is an excess of value
    over tax cost .......................................                               $    988,535
    Aggregate gross unrealized depreciation for all
    investments in which there is an excess of tax
    cost over value .....................................                                   (178,884)
                                                                                        ------------
    Net unrealized appreciation .........................                               $    809,651
                                                                                        ============

    At December 31, 2000, the Fund had a capital loss carryover of approximately
    $19,538,108 of which $5,625,994 expires on December 31, 2002, $6,075,626 expires on December 31, 2003, $2,134,629 expires on December 31, 2004,
    $455,288 expires on December 31, 2005, $1,444,376 expires on December 31,
    2006, and $1,865,560 expires on December 31, 2007 and $1,936,635 expires on December 31, 2008. This may be available to offset future realized capital gains, if any, to the extent provided by regulations.

(c) The ratings shown are believed to be the most recent ratings available at June 30, 2001.
    Securities are generally rated at the time of issuance. The rating agencies may revise their ratings from time to time. As a result, there can be no assurance that the same ratings would be assigned if the securities were rated at June 30, 2001. The Fund's subadviser independently evaluates the Fund's portfolio securities and in making investment decisions does not rely solely on the ratings of agencies.
(d) Variable rate mortgage backed securities. The interest rates change on these instruments monthly based on changes in a designated base rate. The rates shown were those in effect at June 30,
    2001.
(e) The Fund's investments in United States Treasury Notes, which have the same coupon rate, have been aggregated for the purpose of presentation in the schedule of investments.

                           See accompanying notes to financial statements.

---------------------------------------------------------------------------------------------------
                             BOND INCOME FUND -- SCHEDULE OF INVESTMENTS
---------------------------------------------------------------------------------------------------

Investments as of June 30, 2001
(Unaudited)


                                                                  RATINGS (C)
                                                             ---------------------
PRINCIPAL                                                                 STANDARD
  AMOUNT     DESCRIPTION                                      MOODY'S     & POOR'S        VALUE (A)
---------------------------------------------------------------------------------------------------
BONDS AND NOTES -- 97.3% OF TOTAL NET ASSETS
             AEROSPACE -- 1.0%
$   490,000  Lockheed Martin Corp.,
             8.200%, 12/01/2009 .........................      Baa3         BBB-        $    528,573
  1,045,000  Lockheed Martin Corp.,
             8.500%, 12/01/2029 .........................      Baa3         BBB-           1,162,164
  1,400,000  Northrop Grumman Corp.,
             7.125%, 2/15/2011, 144A ....................      Baa3         BBB-           1,385,839
                                                                                        ------------
                                                                                           3,076,576
                                                                                        ------------
             ALUMINUM-- 0.6%
  1,970,000  Alcan Aluminum Ltd,
             6.450%, 3/15/2011 ..........................      A2           A-             1,929,940
                                                                                        ------------
             ASSET BACKED-- 0.8%
  2,413,679  Americredit Automobile
             7.150%, 8/12/2004 ..........................      Aaa          AAA            2,475,959
                                                                                        ------------
             BANKS-- 0.7%
  2,340,000  Capital One Bank,
             6.875%, 2/01/2006 ..........................      Baa2         BBB-           2,286,531
                                                                                        ------------
             BUSINESS SERVICES-- 0.7%
  2,630,000  Equifax, Inc.,
             6.900%, 7/01/2028 ..........................      Baa1         A-             2,294,715
                                                                                        ------------
             CABLE & MEDIA-- 5.8%
  1,500,000  AOL Time Warner Inc.,
             6.750%, 4/15/2011 ..........................      Baa1         BBB+           1,478,763
  1,990,000  British Sky Broadcasting Group,
             8.200%, 7/15/2009 ..........................      Ba1          BB+            1,970,534
  2,625,000  Comcast Cable Communications,
             6.750%, 1/30/2011 ..........................      Baa2         BBB            2,570,014
  1,200,000  Continental Cablevision, Inc.,
             9.500%, 8/01/2013 ..........................      A3           A              1,334,092
  2,000,000  CSC Holdings, Inc.,
             7.625%, 7/15/2018 ..........................      Ba1          BB+            1,805,844
  3,500,000  CSC Holdings, Inc.,
             7.875%, 2/15/2018 ..........................      Ba1          BB+            3,239,554
    840,000  News America Holdings Inc.,
             10.125%, 10/15/2012 ........................      Baa3         BBB-             914,429
  3,000,000  News America Holdings, Inc.,
             7.750%, 2/01/2024 ..........................      Baa3         BBB-           2,837,589
  2,245,000  News America Holdings, Inc.,
             8.250%, 8/10/2018 ..........................      Baa3         BBB-           2,240,750
                                                                                        ------------
                                                                                          18,391,569
                                                                                        ------------
             CHEMICALS-DIVERSIFIED-- 0.4%
  1,330,000  Chevron Phillips Chemical,
             7.000%, 3/15/2011 ..........................      Baa1         BBB+           1,314,176
                                                                                        ------------
             ELECTRIC UTILITIES-- 7.0%
    910,000  American Electric Power Inc.,
             6.125%, 5/15/2006 ..........................      Baa1         BBB+             899,164
  1,945,000  Arizona Public Service Corp.,
             8.000%, 12/30/2015 .........................      Baa2         BBB            1,968,583
    450,000  Exelon Corp.,
             6.750%, 5/01/2011 ..........................      Baa1         BBB+             443,754
  3,170,000  HQI Transelec Chile S A,
             7.875%, 4/15/2011, 144A ....................      Baa1         A-             3,187,616
  3,050,000  Hydro Quebec,
             8.050%, 7/07/2024 ..........................      A2           A+             3,430,552
  3,542,000  New Mexico Public Service Corp.,
             10.250%, 10/01/2012 ........................      Ba2          BBB-           3,802,160
  1,110,000  NRG Energy Inc.,
             7.750%, 4/01/2011 ..........................      Baa3         BBB-           1,125,119
  1,912,000  Ohio Edison Corp.,
             8.680%, 6/01/2017 ..........................      Baa2         BB-            2,043,997
  1,580,000  Progress Energy Inc.,
             7.100%, 3/01/2011 ..........................      Baa1         BBB            1,602,949
  2,470,000  PSE&G Power LLC,
             7.750%, 4/15/2011, 144A ....................      Baa1         BBB            2,549,284
  1,390,000  Southern California Edison Co.,
             7.200%, 11/03/2003 .........................       --          CC             1,021,650
                                                                                        ------------
                                                                                          22,074,828
                                                                                        ------------
             ENERGY-- 3.1%
  1,860,000  AES Corp.,
             8.875%, 2/15/2011 ..........................      Ba1          BB             1,827,450
  1,745,000  AES Corp.,
             9.375%, 9/15/2010 ..........................      Ba1          BB             1,771,175
    990,000  AES Eastern Energy LP
             9.670%, 1/2/2029 ...........................      Ba1          BBB-             986,901
    645,000  Pioneer Natural Resources Co.,
             9.625%, 4/01/2010 ..........................      Ba1          BB+              707,852
  1,300,000  Sempra Energy,
             6.950%, 12/01/2005 .........................      A2           A              1,280,270
  2,990,000  Southern Energy,
             8.625%, 6/30/2012 ..........................      Baa3         BBB-           3,082,173
                                                                                        ------------
                                                                                           9,655,821
                                                                                        ------------
             FEDERAL AGENCIES-- 24.5%
  6,630,000  Federal Home Loan Mortgage Corp.
             5.000%, 1/15/2004 (e) ......................      Aaa          AAA            6,648,631
  6,500,000  Federal National Mortgage Association
             5.250%, 1/15/2009 ..........................      Aaa          AAA            6,214,585
 22,083,377  Federal National Mortgage Association
             6.500%, with various maturities to
             2031(d) ....................................      Aaa          AAA           22,084,800
    940,000  Federal National Mortgage Association
             6.625%, 11/15/2010 .........................      Aaa          AAA              971,133
 12,940,983  Federal National Mortgage Association
             7.000%, 10/1/2030 ..........................      Aaa          AAA           13,001,383
  5,857,352  Federal National Mortgage Association
             7.500%, with various maturities to
             2030 (d) ...................................      Aaa          AAA            5,980,530
  2,709,085  Government National Mortgage Association
             6.000%, 1/15/2029 ..........................      Aaa          AAA            2,624,724
  6,991,260  Government National Mortgage Association
             6.500%, with various maturities to
             2031 (d) ...................................      Aaa          AAA            6,928,200
  6,324,675  Government National Mortgage Association
             7.000%, with various maturities to
             2029 (d) ...................................      Aaa          AAA            6,395,500
  2,519,925  Government National Mortgage Association
             7.500%, with various maturities to
             2030 (d) ...................................      Aaa          AAA            2,588,122
  2,133,035  Government National Mortgage Association
             8.000%, 11/15/2029 .........................      Aaa          AAA            2,210,422
  1,286,882  Government National Mortgage Association
             8.500%, with various maturities to
             2023 (d) ...................................      Aaa          AAA            1,362,969
    102,850  Government National Mortgage Association
             9.000%, with various maturities to
             2016 (d) ...................................      Aaa          AAA              111,241
    145,172  Government National Mortgage Association
             11.500%, with various maturities to
             2018 (d) ...................................      Aaa          AAA              165,503
                                                                                        ------------
                                                                                          77,287,743
                                                                                        ------------
             FINANCE & BANKING-- 8.6%
  3,575,000  American General Finance Corp.,
             8.450%, 10/15/2009 .........................      A2           A+             3,976,844
  4,040,000  Ford Motor Credit Co.,
             7.375%, 2/01/2011 (e) ......................      A2           A              4,086,028
  1,990,000  General Electric Capital Corp.,
             6.800%, 11/01/2005 .........................      Aaa          AAA            2,086,278
  3,450,000  General Motors Acceptance Corp.,
             6.750%, 1/15/2006 (e) ......................      A2           A              3,506,697
  1,600,000  General Motors Acceptance Corp.,
             7.250%, 3/02/2011 ..........................      A2           A              1,621,368
  2,500,000  Merita Bank, Ltd.,
             7.150%, 12/29/2049 .........................      A1           A-             2,544,550
  2,000,000  Merita Bank, Ltd.,
             7.150%, 12/29/2049 .........................      A1           A-             2,035,640
  2,500,000  Nisource Finance Corp.,
             7.875%, 11/15/2010 .........................      Baa2         BBB            2,653,053
  2,200,000  State Street Institutional Capital A,
             7.940%, 12/30/2026 .........................      Aa3          A              2,230,155
  2,100,000  UBS Preferred Funding,
             8.622%, 10/29/2049 .........................      Aa2          AA-            2,273,687
                                                                                        ------------
                                                                                          27,014,300
                                                                                        ------------
             FINANCIAL SERVICES-- 1.9%
  1,780,000  Citigroup, Inc.,
             6.500%, 1/18/2011 ..........................      Aa2          AA-            1,769,843
    560,000  Citigroup, Inc.,
             6.750%, 12/01/2005 .........................      Aa2          AA-              579,369
  1,600,000  Qwest Capital Funding, Inc.,
             7.250%, 2/15/2011 ..........................      Baa1         BBB+           1,586,653
  2,000,000  Qwest Capital Funding, Inc.,
             7.750%, 2/15/2031 ..........................      Baa1         BBB+           1,967,372
                                                                                        ------------
                                                                                           5,903,237
                                                                                        ------------
             FOOD & BEVERAGES -- 1.8%
  4,600,000  Aramark Services, Inc.,
             7.000%, 7/15/2006 (e) ......................      Baa3         BBB-           4,415,489
    740,000  Kellogg Co.,
             6.600%, 4/01/2011 ..........................      Baa2         BBB              724,408
    550,000  Kellogg Co.,
             7.450%, 4/01/2031 ..........................      Baa2         BBB              551,318
                                                                                        ------------
                                                                                           5,691,215
                                                                                        ------------
             FOOD-RETAILERS/WHOLESALERS -- 2.1%
  4,205,000  Great Atlantic and Pacific Tea, Inc.,
             7.750%, 4/15/2007 ..........................      B2           BB             3,368,234
  2,920,000  Kroger Co.,
             7.800%, 8/15/2007 ..........................      Baa3         BBB-           3,096,234
                                                                                        ------------
                                                                                           6,464,468
                                                                                        ------------
             FOREIGN GOVERNMENTS AND
               GOVERNMENT AGENCIES-- 3.5%
  1,720,000  Panama Republic,
             8.875%, 9/30/2027 ..........................      Ba1          BB+            1,548,000
  1,600,000  Panama Republic,
             8.875%, 9/30/2027 ..........................      Ba1          BB+            1,464,000
    560,000  Panama Republic,
             9.625%, 2/08/2011 ..........................      Ba1          BB+              568,400
  5,000,000  Province of British Columbia,
             7.750%, 6/16/2003 (CAD) ....................       --          AA-            3,449,559
  3,000,000  United Mexican States,
             8.500%, 2/01/2006 (e) ......................      Baa3         BB+            3,150,000
    660,000  United Mexican States,
             9.875%, 2/01/2010 ..........................      Baa3         BB+              723,690
                                                                                        ------------
                                                                                          10,903,649
                                                                                        ------------
             GENERAL OBLIGATIONS-- 0.6%
  1,900,000  Connecticut RRB Special Purpose Trust
             5.360%, 3/30/2007 ..........................       --           --            1,900,441
                                                                                        ------------
             INDUSTRIALS-- 1.9%
  3,380,000  Kinder Morgan Energy Partners,
             6.750%, 3/15/2011 ..........................      Baa1         A-             3,332,636
  1,040,000  Praxair, Inc.,
             6.500%, 3/01/2008 ..........................      A3           BBB+           1,033,709
  1,750,000  Transocean Sedco Forex, Inc.,
             6.625%, 4/15/2011 ..........................      Baa2         A-             1,720,789
                                                                                        ------------
                                                                                           6,087,134
                                                                                        ------------
             INSURANCE-- 0.5%
  1,810,000  Conseco, Inc.,
             9.000%, 10/15/2006 .........................      B1           BB-            1,696,875
                                                                                        ------------
             METAL-- 1.4%
  4,510,000  Phelps Dodge Corp.,
             9.500%, 6/01/2031 ..........................      Baa2         BBB            4,429,564
                                                                                        ------------
             OIL-FOREIGN-- 2.3%
    345,000  PDVSA Finance Ltd., 8.750%,
             2/15/2004 (yankee) .........................      Baa1          --              350,006
  3,535,000  Pemex Finance, Ltd., 8.020%,
             5/15/2007 (yankee) (e) .....................       --          BBB+           3,684,053
  3,000,000  Pemex Finance, Ltd., 9.150%,
             11/15/2018 (yankee) (e) ....................       --          BBB+           3,256,125
                                                                                        ------------
                                                                                           7,290,184
                                                                                        ------------
             OIL & Gas-- 1.2%
  1,750,000  Alliance Pipeline LP,
             6.996%, 12/31/2019 .........................      A3           BBB            1,719,483
  2,140,000  Dynegy Holdings Inc.,
             6.875%, 4/01/2011 ..........................      Baa2         BBB+           2,095,116
                                                                                        ------------
                                                                                           3,814,599
                                                                                        ------------
             PAPER & FOREST PRODUCTS-- 2.0%
    840,000  Abitibi Consolidated, Inc,
             8.550%, 8/01/2010 (e) ......................      Baa3         BBB-             882,066
  2,190,000  Abitibi-Consolidated, Inc.,
             6.950%, 4/01/2008 ..........................      Baa3         BBB-           2,134,438
    480,000  Georgia Pacific Corp.,
             8.875%, 5/15/2031 ..........................      Baa2         BBB-             481,840
    900,000  Kappa Beheer BV,
             10.625%, 7/15/2009 .........................      B2           B                949,500
  1,100,000  Kappa Beheer BV,
             10.625%, 7/15/2009 (EUR) ...................      B2           B              1,007,702
    740,000  Stora Enso Corp.,
             7.375%, 5/15/2011 ..........................      Baa1         BBB+             751,073
                                                                                        ------------
                                                                                           6,206,619
                                                                                        ------------
             RAILROADS-- 0.9%
  2,810,000  CSX Corp.,
             6.750%, 3/15/2011 ..........................      Baa2         BBB            2,761,758
                                                                                        ------------
             RETAIL-DEPARTMENT STORE -- 0.5%
  1,785,000  Penney J C, Inc.,
             9.750%, 6/15/2021 ..........................      Ba2          BBB-           1,570,738
                                                                                        ------------
             RETAIL-FOOD & Drug -- 0.6%
  1,370,000  Rite Aid Corp.,
             7.125%, 1/15/2007 ..........................      B1           B-             1,150,800
    750,000  Rite Aid Corp.,
             7.700%, 2/15/2027 ..........................      B1           B-               558,750
                                                                                        ------------
                                                                                           1,709,550
                                                                                        ------------

             RETAIL-GROCERY -- 0.5%
   970,000  Delhaize America, Inc.,
             8.125%, 4/15/2011 ..........................      Baa3         BBB-           1,013,503
    560,000  Delhaize America, Inc.,
             9.000%, 4/15/2031 ..........................      Baa3         BBB-             610,807
                                                                                        ------------
                                                                                           1,624,310
                                                                                        ------------
             SUPRANATIONAL-- 0.8%
  5,000,000  World Bank,
             5.500%, 5/14/2003 (AUD) ....................      Aaa          AAA            2,542,599
                                                                                        ------------
             TELEPHONE-- 1.6%
  1,265,000  Sprint Capital Corp.,
             7.625%, 1/30/2011 ..........................      Baa1         BBB+           1,257,259
  3,630,000  Telefonos de Mexico SA de CV,
             8.250%, 1/26/2006 ..........................      Baa3         BB+            3,761,588
                                                                                        ------------
                                                                                           5,018,847
                                                                                        ------------
             TELECOMMUNICATIONS -- 15.6%
  2,040,000  AT&T Wireless Services, Inc.,
             8.750%, 3/01/2031 ..........................      Baa2         BBB            2,125,152
  2,750,000  British Telecommunications PLC,
             1.000%, 12/15/2010 .........................      Baa1         A-             2,926,060
  1,970,000  Citizens Communications Co.,
             9.250%, 5/15/2011 ..........................      Baa2         BBB            2,051,294
  1,885,000  Corning, Inc.,
             5.625%, 2/18/2005 (EUR) ....................       --           --            1,559,104
  2,970,000  Global Crossing Holdings Ltd,
             8.700%, 8/01/2007 ..........................      Ba2          BB             2,272,050
  1,650,000  GTE Corp.,
             7.900%, 2/01/2027 (e) ......................      A2           A+             1,640,532
  3,055,000  KPNqwest BV,
             7.125%, 6/01/2009 (EUR) ....................      Ba1          BB             1,410,983
  1,735,000  KPNqwest BV,
             8.125%, 6/01/2009 ..........................      Ba1          BB               997,625
  3,200,000  LCI International, Inc.,
             7.250%, 6/15/2007 ..........................      Baa1         BBB+           3,293,466
  4,260,000  MCI Communications Corp.,
             7.125%, 6/15/2027 ..........................      A3           BBB+           4,344,092
  2,000,000  McLeod USA, Inc.,
             8.375%, 3/15/2008 ..........................      B1           B+             1,090,000
    500,000  McLeod USA, Inc.,
             9.500%, 11/01/2008 .........................      B1           B+               282,500
    660,000  Royal KPN NV,
             8.000%, 10/01/2010 .........................      Baa2         BBB+             634,198
  2,700,000  SK Telecom Co., Ltd.,
             7.750%, 4/29/2004 ..........................      Baa2         BBB            2,810,519
  1,010,000  Sprint Capital Corp.,
             6.900%, 5/01/2019 ..........................      Baa1         BBB+             887,036
  9,342,000  Tele-Communications, Inc.,
             9.250%, 1/15/2023 ..........................      A3           A              9,861,406
    680,000  Telefonica Europe BV,
             7.750%, 9/15/2010 ..........................      A2           A+               700,767
  3,920,000  Verizon Global Funding Corp.,
             7.750%, 12/01/2030, 144A ...................      A1           A+             4,043,688
  6,061,000  WorldCom, Inc.,
             8.875%, 1/15/2006 ..........................      A3           BBB+           6,249,830
                                                                                        ------------
                                                                                          49,180,302
                                                                                        ------------
             U.S. GOVERNMENT-- 4.4%
  1,690,000  United States Treasury Bonds
             8.125%, 8/15/2021 ..........................      Aaa          AAA            2,123,586
    865,000  United States Treasury Notes
             5.000%, 2/15/2011 (e) ......................      Aaa          AAA              839,180
  3,725,000  United States Treasury Notes
             5.750%, 11/15/2005 (e) .....................      Aaa          AAA            3,815,182
  1,680,000  United States Treasury Notes
             6.000%, 8/15/2009 (e) ......................      Aaa          AAA            1,762,942
  5,000,000  United States Treasury Notes
             6.500%, 2/15/2010 (e) ......................      Aaa          AAA            5,373,045
                                                                                        ------------
                                                                                          13,913,935
                                                                                        ------------
             Total Bonds and Notes
             (Identified Cost $309,456,795) .............                                306,512,182
                                                                                        ------------

SHORT TERM INVESMENT -- 1.0% OF TOTAL NET ASSETS
  3,214,000  Repurchase Agreement with
             State Street Bank and Trust Co.
             dated 6/29/2001 at 2.75%
             to be repurchased at $3,214,737
             on 7/02/2001, collateralized by
             $3,485,000 U.S. Treasury Bond,
             5.25%, due 2/15/2029
             valued at $3,278,284 .......................                                  3,214,000
                                                                                        ------------
             Total Short Term Investment
             (Identified Cost $3,214,000) ...............                                  3,214,000
                                                                                        ------------
             Total Investments-- 98.3%
             (Identified Cost $312,670,795) (b) .........                                309,726,182
             Other assets less liabilities ..............                                  5,450,300
                                                                                        ------------
             Total Net Assets-- 100% ....................                               $315,176,482
                                                                                        ============

(a)  See Note 2a of Notes to Financial Statements.
(b)  Federal Tax Information:
     At June 30, 2001 the net unrealized depreciation on investments based on cost of $312,670,795 for federal income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all
     investments in which there is an excess of value
     over tax cost ......................................                               $  6,527,668
     Aggregate gross unrealized depreciation for all
     investments in which there is an excess of tax
     cost over value ....................................                                 (9,472,281)
                                                                                        ------------
     Net unrealized depreciation ........................                               $ (2,944,613)
                                                                                        ============

     At December 31, 2000, the Fund had a capital loss carryover of approximately $10,681,396 of which $2,808,699 expires on December 31, 2007 and $7,872,697 expires on December 31, 2008. this may be available to offset future realized capital gains, if any, to the extent provided by regulations.

(c)  The ratings shown are believed to be the most recent ratings available at June 30, 2001.
     Securities are generally rated at the time of issuance. The rating agencies may revise their rating from time to time. As a result, there can be no assurance that the same ratings would be assigned if the securities were rated at June 30, 2001. The Fund's subadviser independently evaluates the Fund's portfolio securities and in making investment decisions does not rely solely on the ratings of agencies.
(d)  The Fund's investments in Government National Mortgage Association securities, which have the same coupon rate, have been aggregated for the purpose of presentation in the schedule of investments.
(e)  All or a portion of this security was on loan to brokers at June 30, 2001.

AUD  Australian Dollars
CAD  Canadian Dollars.
EUR  Euro
144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2001, the value of these securities amounted to $11,166,427 or 3.5% of net assets.

                          See accompanying notes to financial statements.

---------------------------------------------------------------------------------------------------
                             HIGH INCOME FUND -- SCHEDULE OF INVESTMENTS
---------------------------------------------------------------------------------------------------
Investments as of June 30, 2001
(Unaudited)


                                                                  RATINGS (C)
                                                             ---------------------
PRINCIPAL                                                                 STANDARD
  AMOUNT     DESCRIPTION                                      MOODY'S     & POOR'S        VALUE (A)
---------------------------------------------------------------------------------------------------

BONDS AND NOTES-- 87.8% OF TOTAL NET ASSETS
             AGRICULTURE-- 3.3%
$ 3,000,000  IMC Global, Inc.,
             11.250%, 6/01/2011 .........................      Ba2          BB          $  2,946,960
                                                                                        ------------
             AIRLINES-- 3.4%
  3,250,000  US Airways, Inc.,
             10.375%, 3/01/2013 .........................      Ba3          BB-            3,027,017
                                                                                        ------------
             CABLE & MEDIA-- 13.5%
  3,000,000  Adelphia Communications Corp.,
             10.875%, 10/01/2010 ........................      B2           B+             3,022,500
  5,500,000  Charter Communications Holdings,
             0/9.920%, 4/01/2011 (d) ....................      B2           B+             3,740,000
  3,500,000  NTL Communications Corp.,
             11.500%, 10/01/2008 ........................      B2           B              2,310,000
  3,000,000  NTL, Inc.,
             0/9.750%, 4/01/2008 (d) ....................      B2           B              1,305,000
  3,500,000  Telewest Communication PLC,
             0/11.375%, 2/01/2010 (d) (yankee) ..........      B2           B              1,627,500
                                                                                        ------------
                                                                                          12,005,000
                                                                                        ------------
             CHEMICALS-- 6.9%
 11,000,000  Huntsman ICI Chemicals, 144A,
             Zero Coupon, 12/31/2009 ....................      B3           B+             3,410,000
  2,750,000  Lyondell Chemical Co.,
             10.875%, 5/01/2009 .........................      B2           B+             2,708,750
                                                                                        ------------
                                                                                           6,118,750
                                                                                        ------------
             FINANCE & BANKING-- 7.7%
  1,000,000  Conseco Inc,
             10.750%, 6/15/2008 .........................      B1           BB-              980,000
  2,500,000  Conseco, Inc.,
             9.000%, 10/15/2006 .........................      B1           BB-            2,312,500
  1,950,000  Hanvit Bank, 144A,
             12.750%, 3/01/2010 .........................      Ba3          B              2,096,250
  1,500,000  Willis Corroon Corp.,
             9.000%, 2/01/2009 ..........................      Ba3          B+             1,526,250
                                                                                        ------------
                                                                                           6,915,000
                                                                                        ------------
             GOVERNMENT-- 1.1%
  1,000,000  Brazil Federative Rep,
             11.625%, 4/15/2004 .........................      B1           BB-            1,020,500
                                                                                        ------------
             HEALTH CARE SERVICES-- 3.0%
  2,500,000  Healthsouth Corp.,
             10.750%, 10/01/2008 ........................      Ba3          BB+            2,693,750
                                                                                        ------------
             INDUSTRIAL SERVICES-- 4.2%
  4,000,000  United Rentals, Inc.,
             9.250%, 1/15/2009 ..........................      B2           BB-            3,720,000
                                                                                        ------------
             INDUSTRIALS-- 2.7%
  3,750,000  Owens Illinois, Inc.,
             7.800%, 5/15/2018 ..........................      B3           B+             2,400,000
                                                                                        ------------
             MEDIA & ENTERTAINMENT-- 4.9%
  4,890,000  Fox Family Worldwide, Inc.,
             0/10.25%, 11/01/2007 (d) ...................      B1           B              4,352,100
                                                                                        ------------
             RAILROADS & EQUIPMENT-- 3.1%
  3,250,000  TFM SA de CV,
             0/11.750%, 6/15/2009 (d) (yankee) ..........      B1           BB-            2,795,000
                                                                                        ------------
             Restaurants-- 2.9%
  2,500,000  Dominos, Inc.,
             10.375%, 1/15/2009 .........................      B3           B-             2,550,000
                                                                                        ------------
             RETAIL-DEPARTMENT STORE-- 2.2%
  2,000,000  K Mart Corp.,
             9.875%, 6/15/2008 ..........................      Baa3         BB+            1,960,000
                                                                                        ------------
             STEEL-- 1.0%
  3,250,000  Altos Hornos de Mexico SA de CV,
             11.875%, 4/30/2004 (e) (yankee) ............      B3            --              877,500
                                                                                        ------------
             TECHNOLOGY-- 2.5%
  2,000,000  Exodus Communications, Inc.,
             11.625%, 7/15/2010 .........................      B3           B                690,000
  2,000,000  Xerox Capital Europe PLC,
             5.875%, 5/15/2004 ..........................      Ba1          BBB-           1,520,000
                                                                                        ------------
                                                                                           2,210,000
                                                                                        ------------
             TELECOMMUNICATIONS-- 12.5%
  2,000,000  Alestra SA de Rl de CV, 144A,
             12.625%, 5/15/2009 (yankee) ................      B2           BB-            1,770,000
  3,000,000  Intermedia Communications, Inc.,
             0/12.250%, 3/01/2009 (d) ...................      B3           CCC+           2,190,000
  6,750,000  Level 3 Communications, Inc.,
             0/12.875% 3/15/2010 ........................      B3           B              1,417,500
  3,500,000  Philippine Long Distance Telephone Co.,
             10.500%, 4/15/2009 (yankee) ................      Ba2          BB+            3,198,125
  3,775,000  Williams Communications Group, Inc.,
             10.875%, 10/01/2009 ........................      B2           B+             1,510,000
  6,960,000  XO Communications, Inc.,
             0/12.250%, 6/01/2009 (d) ...................      B2           B              1,044,000
                                                                                        ------------
                                                                                          11,129,625
                                                                                        ------------
             TELECOMMUNICATIONS-CELLULAR-- 6.2%
  3,000,000  Grupo Iusacell SA de CV,
             14.250%, 12/01/2006 (yankee) ...............      B1           B+             3,180,000
  4,250,000  Nextel International, Inc.,
             0/12.125%, 4/15/2008 (d) ...................      B-                            935,000
  2,600,000  Nextel Partners, Inc.,
             0/14.000%, 2/01/2009 (d) ...................      B3           CCC+           1,456,000
                                                                                        ------------
                                                                                           5,571,000
                                                                                        ------------
             UTILITIES-- 3.3%
  2,957,679  Panda Funding Corp.,
             11.625%, 8/20/2012 .........................      Ba3          BB-            2,957,679
                                                                                        ------------
             WASTE MANAGEMENT-- 3.4%
  3,000,000  Allied Waste Industries, Inc., 144A,
             10.000%, 8/01/2009 .........................      B2           B+             3,082,500
                                                                                        ------------
             Total Bonds and Notes
             (Identified Cost $94,708,764) .....................................          78,332,381
                                                                                        ------------

   SHARES
------------
COMMON STOCK-- 0.0%
      1,237  Mothers Work, Inc. (e) ............................................               9,624
                                                                                        ------------

PREFERRED STOCK-- 8.9%
             CABLE & MEDIA-- 4.6%
     38,435  CSC Holdings, Inc., 11.125%, 04/01/2001, (pay-in-kind) ............           4,112,545

             MEDIA & ENTERTAINMENT-- 1.1%
     61,840  Liberty Group Publishing, Inc.
             14.750%, 02/01/2010, (paid-in-kind). ..............................           1,004,904

             TELECOMMUNICATIONS-- 3.2%
      3,929  Adelphia Business Solutions, Inc.
             12.875%, 10/15/2007, (paid-in-kind) ...............................             903,718
     20,000  Global Crossing Ltd. ..............................................           1,900,000
                                                                                        ------------
                                                                                           2,803,718
                                                                                        ------------
             Total Preferred Stock (Identified Cost $12,279,703) ...............           7,921,167
                                                                                        ------------

SHORT TERM INVESTMENT-- 2.3%
  2,028,000  Repurchase Agreement with
             State Street Bank and Trust Co.
             dated 6/29/2001 at 2.75%
             to be repurchased at $2,028,465
             on 7/02/2001, collateralized by
             $1,755,000 U.S. Treasury Bond,
             7.500%, due 11/15/2016
             valued at $2,070,268 ..............................................           2,028,000
                                                                                        ------------

             Total Short Term Investment
             (Identified Cost $2,028,000) ......................................           2,028,000
                                                                                        ------------

             Total Investments-- 99.0%
             (Identified Cost $109,016,467) (b) ................................          88,291,172
             Other assets less liabilities .....................................             875,478
                                                                                        ------------

             Total Net Assets-- 100% ...........................................        $ 89,166,650
                                                                                        ============

(a)   See Note 2a of Notes to the Financial Statements.
(b)   Federal Tax Information:
      At June 30, 2001 the net unrealized depreciation on investments based on cost of $109,016,467 for federal income tax purposes was as follows:
      Aggregate gross unrealized appreciation for all
      investments in which there is an excess of value
      over tax cost ............................................................         $ 2,932,369
      Aggregate gross unrealized depreciation for all
      investments in which there is an excess of tax
      cost over value ..........................................................         (23,657,664)
                                                                                        ------------

      Net unrealized depreciation                                                       $(20,725,295)
                                                                                        ============


      At December 31, 2000, the Fund had a net tax basis capital loss carryover of $18,552,106 of which $1,019,386 expires on December 31, 2004 and $918,790 expires on December 31, 2007 and
      $16,613,930 expires on December 31, 2008. This may be available to offset future realized capital gains, if any, to the extent provided by regulations.

(c)   The ratings shown are believed to be the most recent ratings available at June 30, 2001.
      Securities are generally rated at the time of issuance. The rating agencies may revise their rating from time to time. As a result, there can be no assurance that the same ratings would be assigned if the securities were rated at June 30, 2001. The Fund's subadviser independently evaluates the Fund's portfolio securities and in making investment decisions does not rely solely on the ratings of agencies.

(d)   Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date.

(e)   Non-income producing security

144A  Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $10,358,750 or 11.6% of net assets.

                 See accompanying notes to financial statements.


---------------------------------------------------------------------------------------------------
                          STRATEGIC INCOME FUND -- SCHEDULE OF INVESTMENTS
---------------------------------------------------------------------------------------------------
Investments as of June 30, 2001
(Unaudited)


                                                                  RATINGS (C)
                                                             ---------------------
PRINCIPAL                                                                 STANDARD
  AMOUNT     DESCRIPTION                                      MOODY'S     & POOR'S        VALUE (A)
---------------------------------------------------------------------------------------------------
BONDS AND NOTES-- 89.0% OF TOTAL NET ASSETS
             CONVERTIBLE BONDS-- 14.0%
             CANADA-- 0.1%
$   500,000  Rogers Communications, Inc,. yankee,
             2.000%, 11/26/2005 .........................      Ba2          BB-         $    382,915
             HONG KONG-- 0.8%
  4,075,000  Bangkok Bank PLC, 4.589%, 3/03/2004 ........       --          --             2,088,438
             MEXICO-- 0.9%
  3,325,000  Empresas ICA Sociedad, yankee,
             5.000%, 3/15/2004 ..........................      B3           CCC+           2,227,750
             NETHERLANDS-- 0.4%
  1,000,000  Burns Philp Treasury Co., Ltd., 144A,
             5.500%, 4/30/2004 ..........................       --          B-               700,000
    500,000  KPNqwest BV,
             7.125%, 6/01/2009 ..........................       --           --              231,257
                                                                                        ------------
                                                                                             931,257
                                                                                        ------------
             SOUTH KOREA-- 0.3%
  1,000,000  Ssangyong Oil Refining Corp., Ltd.,
             3.000%, 12/31/2004 .........................       --           --              775,000
                                                                                        ------------
             THAILAND-- 0.4%
    910,714  Loxley, Zero Coupon ........................       --           --              201,107
  1,398,564  Loxley Public Co., Ltd.,
             7.000%, 4/30/2008 ..........................       --           --              559,425
    601,000  Siam Commercial Bank Co.,
             3.250%, 1/24/2004 ..........................      B2           BBB              302,003
                                                                                        ------------
                                                                                           1,062,535
                                                                                        ------------
             UNITED KINGDOM-- 1.1%
  3,475,000  Colt Telecom Group PLC,
             2.000%, 12/16/2006 .........................       --           --            1,872,652
  1,500,000  Jazztel PLC,
             14.000%, 7/15/2010 .........................       --           --              483,731
  1,075,000  Jazztel PLC,
             13.250%, 12/15/2009 ........................       --          CCC+             328,428
                                                                                        ------------
                                                                                           2,684,811
                                                                                        ------------
             UNITED STATES-- 10.0%
  1,000,000  Analog Devices, Inc.,
             4.750%, 10/01/2005 .........................      A3           BBB              915,000
  3,910,000  Broadband Technologies, Inc.,
             Zero Coupon, 5/15/2049 (e)(g) ..............       --           --               78,200
  1,000,000  Builders Transport, Inc.,
             8.000%, 8/15/2005, (e ) (g) ................      B3            --                1,250
    200,000  Builders Transport, Inc.,
             6.500%, 5/01/2011, (e) (g) .................      B3            --                  250
  1,000,000  Cablevision SA, 144A,
             13.750%, 4/30/2007 .........................      B2           BB-              730,000
    275,000  CML Group, Inc.,
             5.500%, 1/15/2003, (e) (g) .................       --           --                  173
    500,000  Columbia/HCA Healthcare Corp.,
             Medium Term Note, 7.580%, 9/15/2025 ........      Ba1          BB+              447,500
    802,000  Cray Research, Inc.,
             6.125%, 2/01/2011 ..........................      C            CCC-              80,200
  1,825,000  Delta Air Lines, Inc.,
             8.300%, 12/15/2029 .........................      Baa3         BBB-           1,610,097
  1,000,000  Dillards, Inc.,
             6.430%, 8/01/2004 ..........................      Ba1          BBB-             933,080
    250,000  Dillards, Inc.,
             6.625%, 1/15/2018 ..........................      Ba1          BBB-             189,538
    250,000  Dixie Group, Inc.,
             7.000%, 5/15/2012 ..........................      B3           CCC+              75,000
    950,000  Edo Corp.,
             7.000%, 12/15/2011 .........................      B3            --              908,190
  1,400,000  Exide Corp.,
             144A, 2.900%, 12/15/2005 ...................      B3           B-               617,750
    250,000  Federal Realty Investment Trust,
             5.250%, 10/28/2003, (REIT) .................      Baa3         BBB-             224,500
    575,000  Glycomed, Inc.,
             7.500%, 1/01/2003 ..........................      Caa           --              467,906
    250,000  Hilton Hotels Corp.,
             5.000%, 5/15/2006 ..........................      Ba2          BB+              224,625
    375,000  IMC Global, Inc.,
             7.300%, 1/15/2028 ..........................      Ba2          B+               249,026
  2,500,000  Intermedia Communications, Inc.,
             8.600%, 6/01/2008 ..........................      B2           B              2,450,000
    525,000  Intevac, Inc.,
             6.500%, 3/01/2004 ..........................       --           --              250,688
  1,375,000  Kent Electronics Corp.,
             4.500%, 9/01/2004 ..........................       --          BBB+           1,355,887
    550,000  Level 3 Communications, Inc.,
             0/12.875%, 3/15/2010 (d) ...................      B3           B                115,500
  1,525,000  Level 3 Communications, Inc.,
             6.000%, 3/15/2010 ..........................       --          CCC              324,367
  4,250,000  Loews Corp.,
             3.125%, 9/15/2007 ..........................      A2           A+             3,615,050
    250,000  LSI Logic Corp.,
             4.000%, 2/15/2005 ..........................      B1           B                205,400
    350,000  MascoTech, Inc.,
             4.500%, 12/15/2003 .........................      B2           B                276,500
  1,464,000  Maxtor Corp.,
             5.750%, 3/01/2012 ..........................      B3            --            1,024,800
  1,098,000  Nabi, Inc.,
             6.500%, 2/01/2003 ..........................      B3           CCC-             941,535
    125,000  NorAm Energy Corp.,
             6.000%, 3/15/2012 ..........................      Baa2         BBB              115,469
    500,000  NTL Communications Corp.,
             0/11.500%, 11/15/2009 (d) ..................      B2            --              144,271
  3,100,000  NTL Communications Corp., Series B,
             0/9.750%, 4/15/2009 (d) ....................       --           --            1,413,146
    500,000  Preston Corp.,
             7.000%, 5/01/2011 ..........................      B2            --              380,000
    355,000  Richardson Electronics Ltd.,
             7.250%, 12/15/2006 .........................      B3            --              305,300
    450,000  S3, Inc.,
             5.750%, 10/01/2003 .........................       --           --              305,438
    500,000  Schuler Homes, Inc.,
             6.500%, 1/15/2003 ..........................      Ba3           --              486,700
    500,000  Sizeler Property Investments, Inc.,
             8.000%, 7/15/2003, (REIT) ..................       --           --              490,150
    250,000  Southern California Edison Co.,
             7.625%, 1/15/2010 ..........................       --          D                175,000
    600,000  Telxon Corp.,
             5.750%, 1/01/2003 ..........................       --          CCC+             578,250
    150,000  Thermedics Corp.,
             Zero Coupon, 6/01/2003 .....................       --           --              125,250
    350,000  Thermo Electron Corp., 144A,
             4.250%, 1/01/2003 ..........................      Baa3         BBB              333,165
  3,000,000  Western Digital Corp., 144A,
             Zero Coupon, 2/18/2018 .....................      B3            --              960,000
    250,000  Xerox Capital Europe PLC,
             5.875%, 5/15/2004 ..........................      Ba1          BBB-             190,000
  2,750,000  Xerox Corp., 144A,
             0.570%, 4/21/2018 ..........................      Ba3          BB+            1,182,500
    500,000  XO Communications, Inc.,
             0/9.45%, 4/15/2008 (d) .....................      B2            --               75,000
                                                                                        ------------
                                                                                          25,571,651
                                                                                        ------------
             Total Convertible Bonds
             (Identified Cost $48,489,023) .....................................          35,724,357
                                                                                        ------------
             NON-CONVERTIBLE BONDS-- 75.0%
             ARGENTINA-- 1.7%
$ 1,879,058  Argentina Republic,
             7.000%, 12/19/2008 .........................       --           --         $  1,428,084
  3,500,000  Argentina Republic, yankee,
             8.875%, 3/01/2029, (ARS) ...................      B2           BB             2,078,720
  1,000,000  Compania de Alimentos Fargo SA, yankee,
             13.250%, 8/01/2008, (ARS) ..................      B1           B-               700,000
                                                                                        ------------
                                                                                           4,206,804
                                                                                        ------------
             BRAZIL-- 5.9%
  6,711,181  Federal Republic of Brazil,
             8.000%, 4/15/2014, (f) .....................      B1           BB-            4,966,274
 14,008,000  Federal Republic of Brazil,
             10.125%, 5/15/2027 .........................      B1           BB-           10,169,808
                                                                                        ------------
                                                                                          15,136,082
                                                                                        ------------
             CANADA-- 21.1%
  2,628,000  Alberta Province,
             5.930%, 9/16/2016, (CAD) ...................      Aaa          AAA            1,698,498
 18,505,000  British Columbia Province,
             Zero Coupon, 9/05/2020, (CAD) ..............      Aa2          AA-            3,319,869
 17,900,000  British Columbia Province,
             Zero Coupon, 6/09/2022, (CAD) ..............      Aa2          AA-            2,871,492
  9,775,000  British Columbia Province,
             Zero Coupon, 8/19/2022, (CAD) ..............      Aa2          AA-            1,549,378
 35,000,000  British Columbia Province,
             Zero Coupon, 8/23/2024, (CAD) ..............      Aa2          AA-            4,881,539
 11,250,000  British Columbia Province,
             Zero Coupon, 11/19/2027, (CAD) .............      Aa2          AA-            1,317,457
 84,475,000  Canada Government,
             Zero Coupon, 6/01/2025, (CAD) ..............      Aa1          AAA           12,937,387
  3,399,000  Manitoba Province,
             7.750%, 12/22/2025, (CAD) ..................      Aa3          AA-            2,556,884
 17,135,000  Manitoba Province,
             Zero Coupon, 3/05/2031, (CAD) ..............      Aa3          AA-            1,669,668
  7,950,000  Manitoba Province Medium Term Note,
             6.500%, 9/22/2017, (CAD) ...................      Aa3          AA-            5,267,620
  2,345,000  Microcell Telecommunications,
             0/11.125%, 10/15/2007, (CAD) (d) ...........      B3           B-               851,404
    500,000  New Brunswick FM Project, Inc.,
             0/6.470%, 11/30/2027, (CAD) (d) ............       --          A                279,995
 29,550,000  Ontario Hydro Bank,
             Zero Coupon, 10/15/2021, (CAD) .............      Aa3          AA-            4,931,925
    750,000  Ontario Province,
             Zero Coupon, 7/13/2022, (CAD) ..............      Aa3          AA-              120,245
 12,600,000  Ontario Province,
             Zero Coupon, 6/02/2027, (CAD) ..............      Aa3          AA-            1,555,901
  8,800,000  Ontario Province,
             Zero Coupon, 3/08/2029, (CAD) ..............      Aa3          AA-              995,747
  8,500,000  Saskatchewan Province,
             Zero Coupon, 4/10/2014, (CAD) ..............      A1           A+             2,401,951
  8,250,000  Saskatchewan Province,
             Zero Coupon, 2/04/2022, (CAD) ..............      A1           A+             1,355,748
  9,605,000  Saskatchewan Province,
             Zero Coupon, 5/30/2025, (CAD) ..............      A1           A+             1,283,774
  3,750,000  Saskatchewan Province,
             5.750%, 3/05/2029, (CAD) ...................      A1           A+             2,214,600
                                                                                        ------------
                                                                                          54,061,082
                                                                                        ------------
             CAYMAN ISLANDS-- 0.5%
  1,365,000  Enersis SA (yankee),
             7.400%, 12/01/2016 .........................      Baa1         A-             1,202,173
                                                                                        ------------
             COLOMBIA-- 0.3%
    961,535  Transgas de Occidente SA,
             9.790%, 11/01/2010 .........................      Baa3         BB+              826,920
                                                                                        ------------
             HONG KONG-- 2.6%
  8,475,000  Bangkok Bank PLC,
             9.025%, 3/15/2029 ..........................      Ba3          B+             6,610,500
                                                                                        ------------
             INDIA-- 1.5%
    585,000  Reliance Industries Ltd., 144A,
             10.375%, 6/24/2016 .........................      Ba2          BB               577,260
  4,000,000  Tata Electric Companies, 144A,
             8.500%, 8/19/2017 ..........................      Ba2          BB             3,271,880
                                                                                        ------------
                                                                                           3,849,140
                                                                                        ------------
             ISRAEL-- 0.5%
  3,000,000  Barak ITC International, Series B (yankee),
             0/12.500%, 11/15/2007, (d) .................      B3           CCC+           1,380,000
                                                                                        ------------
             IVORY COAST-- 0.1%
    926,250  Ivory Coast PDI,
             2.000%, 3/31/2018 ..........................       --           --              152,831
                                                                                        ------------
             MALAYSIA-- 2.0%
  1,750,000  Telekom Malaysia Berhad, 144A,
             7.875%, 8/01/2025 ..........................      Baa3         BBB            1,538,827
  4,300,000  Tenaga Nasional Berhad, 144A,
             7.500%, 11/01/2025 .........................      Baa3         BBB            3,441,243
                                                                                        ------------
                                                                                           4,980,070
                                                                                        ------------
             MAURITIUS-- 1.0%
$   800,000  Indah Kiat Finance Mauritius Ltd.,
             10.000%, 7/01/2007 (e) .....................      B3           CCC-        $    152,000
  2,700,000  Pindo Deli Finance Mauritius Ltd. (yankee),
             10.750%, 10/01/2007 (e) ....................      B3           CCC+             418,500
  2,650,000  Pindo Deli Finance Mauritius Ltd. (yankee),
             11.750%, 10/01/2017 (e) ....................       --          D                318,000
  5,000,000  Pindo Deli Finance Mauritius Ltd. (yankee),
             10.875%, 10/01/2027 (e) ....................       --          CCC+             650,000
  6,625,000  Tjiwi Kimia Mauritius Ltd. (yankee),
             10.000%, 8/01/2004 (e) .....................      B3           CCC+             993,750
                                                                                        ------------
                                                                                           2,532,250
                                                                                        ------------
             MEXICO-- 7.5%
  1,000,000  Alestra SA de RL de CV (yankee),
             12.125%, 5/15/2006 .........................      B2           BB-              892,500
  2,400,000  Espirito Santo Escelsa,
             10.000%, 7/15/2007 .........................      B1           BB-            1,824,000
  1,585,000  Perez Companc SA, 144A,
             8.125%, 7/15/2007 ..........................      B2           BB             1,442,350
  1,000,000  Petroleos Mexicanos (yankee),
             9.250%, 3/30/2018 ..........................      Baa3         BB+            1,052,500
  3,000,000  Petroleos Mexicanos , 144A, (yankee),
             8.625%, 12/01/2023 .........................      Baa3         NA             2,970,000
  4,350,000  Petroleos Mexicanos (yankee),
             9.500%, 9/15/2027 ..........................      Baa3         BB+            4,589,250
  6,960,000  TFM SA de CV (yankee),
             0/11.750%, 6/15/2009, (d) ..................      B1           BB-            5,985,600
    500,000  Transportacion Maritima Mexica, SA de CV
             (yankee), 10.250%, 11/15/2006 ..............      Ba3          B+               455,000
                                                                                        ------------
                                                                                          19,211,200
                                                                                        ------------
             PERU-- 0.2%
    750,000  Republic of Peru,
             3.750%, 3/07/2017 ..........................      Ba3          BB-              466,875
             PHILIPPINES-- 2.8%
  5,150,000  Bangko Sentral Ng Philipinas (yankee),
             8.600%, 6/15/2027 ..........................      Ba1          BB+            3,759,500
  1,750,000  Philippine Long Distance Telephone Co.,
             8.350%, 3/06/2017 ..........................      Ba2          BB+            1,184,757
  2,750,000  Quezon Power Philippines Ltd. (yankee),
             8.860%, 6/15/2017 ..........................      Ba1          BB+            2,145,000
                                                                                        ------------
                                                                                           7,089,257
                                                                                        ------------
             SOUTH AFRICA-- 2.3%
 15,100,000  Republic of South Africa,
             12.500%, 12/21/2006, (ZAR) .................       --           --            2,009,327
 10,150,000  Republic of South Africa,
             13.000%, 8/31/2010, (ZAR) ..................       --           --            1,415,755
 17,000,000  Republic of South Africa,
             13.500%, 9/15/2015, (ZAR) ..................       --           --            2,504,229
                                                                                        ------------
                                                                                           5,929,311
                                                                                        ------------
             SOUTH KOREA-- 2.6%
  2,000,000  Hyundai Semiconductor America,
             8.625%, 5/15/2007 ..........................      B3           B              1,440,000
  3,378,649  Korea Electric Power Corp. yankee,
             7.400%, 4/01/2016 ..........................      Baa3         BBB            3,240,563
  2,500,000  Samsung Electronics Ltd., 144A,
             7.700%, 10/01/2027 .........................      Baa2         BBB            2,023,000
                                                                                        ------------
                                                                                           6,703,563
                                                                                        ------------
             THAILAND-- 1.9%
  2,850,000  Siam Commercial Bank PLC, 144A,
             7.500%, 3/15/2006 ..........................      B2           B-             2,664,750
  2,175,000  Thai Farmers Bank PLC, 144A,
             8.250%, 8/21/2016 ..........................      B2           B+             1,674,750
    690,000  Total Access Communications PLC, 144A,
             8.375%, 11/04/2006 .........................      B2           BB-              631,350
                                                                                        ------------
                                                                                           4,970,850
                                                                                        ------------
             UNITED KINGDOM-- 0.0%
  2,875,000  Dolphin Telecom PLC,
             0/11.500%, 6/01/2008, (d)(EUR) .............       --           --               24,399
                                                                                        ------------
             UNITED STATES-- 17.9%
    375,000  Affymetrix, Inc.,
             4.750%, 2/15/2007 ..........................       --          CCC+             240,469
    500,000  At Home Corp.,
             4.750%, 12/15/2006 .........................      B3           B-               165,625
    500,000  Bausch & Lomb, Inc.,
             7.125%, 8/01/2028 ..........................      Baa2         BBB-             355,625
  2,000,000  Borden, Inc.,
             7.875%, 2/15/2023 ..........................      Ba1          BB+            1,423,560
    142,000  Boston Celtics LP,
             6.000%, 6/30/2038 ..........................       --           --               90,880
    250,000  CBS, Inc.,
             7.125%, 11/01/2023 .........................      A3           A-               240,775
  1,000,000  Century Communications Corp.,
             8.375%, 11/15/2017 .........................      B2           B+               800,000
    500,000  Columbia/HCA Healthcare Corp.,
             7.500%, 12/15/2023 .........................      Ba1          BB+              442,500
    820,000  Columbia/HCA Healthcare Corp.,
             7.050%, 12/01/2027 .........................      Ba1          BB+              697,000
    500,000  Conseco, Inc.,
             8.500%, 10/15/2002 .........................      B1           BB-              490,000
  1,000,000  Dana Corp.,
             7.000%, 3/01/2029 ..........................      Ba1          BBB              730,000
    250,000  DR Structured Finance Corp.,
             8.550%, 8/15/2019 ..........................       --          BB+              181,725
    875,961  DR Structured Finance Corp.,
             6.660%, 8/15/2010 ..........................       --          BB+              746,056
    175,000  DR Structured Finance Corp.,
             9.350%, 8/15/2019 ..........................       --          BB+              143,692
 34,000,000  Fannie Mae,
             Zero Coupon, 10/29/2007, (NZD) .............      Aaa           --            8,600,479
  1,000,000  First Industrial LP,
             7.600%, 7/15/2028 ..........................      Baa2         BBB              908,350
  1,050,000  Georgia Pacific Corp.,
             7.750%, 11/15/2029 .........................      Baa3         BBB-             927,223
    246,904  Green Tree Financial Corp.,
             8.070%, 3/01/2030 ..........................       --          B-               153,081
 22,300,000  International Bank of
             Reconstruction & Development,
             Zero Coupon, 8/20/2007, (NZD) ..............      Aaa          AAA            5,907,036
    250,000  Kmart Corp.,
             9.440%, 7/01/2018 ..........................      Ba2          BB+              215,290
  4,050,000  Kmart Corp.,
             7.950%, 2/01/2023 ..........................      Baa3         BB+            3,219,750
    500,000  Level 3 Communications, Inc.,
             10.750%, 3/15/2008 .........................      B3           CCC+             165,487
  1,000,000  Level 3 Communications, Inc.,
             0/10.500%, 12/01/2008 (d) ..................      B3           CCC+             215,000
  1,425,000  Lucent Technologies, Inc.,
             6.450%, 3/15/2029 ..........................      Ba1          BB+              812,250
     66,000  Missouri Pacific Railroad Co.,
             4.250%, 1/01/2005 ..........................      Baa1         BBB+              62,150
  5,375,000  Nextel Communications, Inc.,
             0/9.750, 10/31/2007, (d) ...................      B1           B              3,493,750
  1,000,000  Nextel International, Inc.,
             0/12.125%, 4/15/2008 (d) ...................       --          B-               220,000
    500,000  Nextlink Communications, Inc.,
             0/12.125%,, 12/01/2009 (d) .................      B2           B                 75,000
    925,000  NTL (Delaware), Inc.,
             5.750%, 12/15/2009 .........................      B3            --              300,625
  2,250,000  NTL, Inc.,
             0/9.750%, 4/01/2008 (d) ....................      B2           B                978,750
  1,405,000  PDVSA Finance Ltd. (yankee),
             7.400%, 8/15/2016 ..........................      Baa1          --            1,180,200
    525,000  Penney JC Co., Inc.,
             7.125%, 11/15/2023 .........................      Ba2          BBB-             405,212
    500,000  Pennzoil Quaker State Co.,
             7.375%, 4/01/2029 ..........................      Ba1          BB+              362,570
    250,000  Phillips Van Heusen Corp.,
             7.750%, 11/15/2023 .........................      Ba2          BB               200,000
    775,000  Pioneer Standard Electronics, Inc.,
             9.500%, 8/01/2006 ..........................      Baa3         BB               759,705
  2,500,000  RCN Corp.,
             0/11.125%, 10/15/2007, (d) .................      B3           B-               750,000
  4,000,000  RCN Corp.,
             0/9.800%, 2/15/2008, (d) ...................      B3           B-             1,120,000
  1,000,000  Security Capital Industrial Trust,
             7.625%, 7/01/2017, (REIT) ..................      Baa1         BBB+             948,110
    500,000  Southern California Edison Co.,
             7.200%, 11/03/2003 .........................       --          CC               360,000
  3,500,000  Teligent, Inc., Series B,
             0/11.500%, 3/01/2008 (e) (g) ...............       --           --               17,500
  1,000,000  TRW, Inc.,
             7.750%, 6/01/2029 ..........................      Baa2         BBB              949,959
  1,500,000  Westinghouse Electric Corp.,
             7.875%, 9/01/2023 ..........................      A3           A-             1,565,415
    750,000  Williams Communications Group, Inc.,
             10.700%, 10/01/2007 ........................      B2           B+               307,500
  1,000,000  Woolworth Corp.,
             8.500%, 1/15/2022 ..........................      Baa3         BB               877,557
  1,000,000  Woolworth Corp. Medium Term Note,
             7.000%, 10/15/2002 .........................      B1           BB               964,996
    500,000  Worldcom, Inc.,
             6.950%, 8/15/2028 ..........................      A3           BBB+             422,070
  1,600,000  Xerox Corp,
             3.500%, 2/04/2004 ..........................       --           --            1,004,802
    500,000  Xerox Corp.,
             5.500%, 11/15/2003 .........................      Ba1          BBB-             405,000
    750,000  XO Communications, Inc.,
             0/12.250%, 6/01/2009 .......................      B2           B                112,500
    699,000  Zenith Corp.,
             8.190%, 11/01/2009 .........................       --           --               69,900
                                                                                        ------------
                                                                                          45,785,124
                                                                                        ------------
             VENEZUELA-- 2.6%
    500,000  Cerro Negro Finance Ltd., 144A,
             7.900%, 12/01/2020 .........................      Baa2          --              402,350
  9,000,000  Republic of Venezuela,
             9.250%, 9/15/2027 ..........................      B2           B              6,221,700
                                                                                        ------------
                                                                                           6,624,050
                                                                                        ------------
             Total Non-Convertible Bonds
             (Identified Cost $226,071,797) ....................................         191,742,481
                                                                                        ------------

 SHARES
------------
COMMON STOCK-- 5.7%
             BRITISH VIRGIN ISLANDS-- 2.1%
    589,300  Sappi Ltd., (sponsored ADR) .......................................           5,274,235
                                                                                        ------------
             INDONESIA-- 0.1%
  6,786,500  PT Indah Kiat Pulp & Paper Corp. (IDR) ............................             220,457
                                                                                        ------------
             THAILAND-- 0.0%
    122,000  Siam Commercial Bank PLC, (THB) ...................................              53,881
    122,000  Siam Commercial Bank PLC, Warrants (THB) (e) ......................               7,004
                                                                                        ------------
                                                                                              60,885
                                                                                        ------------
             UNITED STATES-- 3.3%
     25,461  Seabulk International, Inc. .......................................             127,305
    162,900  Associated Estates Realty Corp. (REIT) ............................           1,573,614
    177,100  Developers Diversified Realty Corp., (REIT) .......................           3,255,098
     26,666  Park Electrochemical Corp. ........................................             703,982
    111,700  Simon Property Group, Inc. ........................................           3,347,649
                                                                                        ------------
                                                                                           9,007,648
                                                                                        ------------
             UNITED KINGDOM-- 0.0%
      1,500  Jazztel PLC Warrants (e) ..........................................              12,730
                                                                                        ------------
             Total Common Stock (Identified Cost $14,359,738) ..................          14,575,955

PREFERRED STOCK-- 2.2%
             PHILIPPINES-- 0.6%
     47,800  Philippine Long Distance Telephone Co., Series 3 (GDR) ............           1,486,580
                                                                                        ------------
             UNITED STATES-- 1.6%
      2,897  Adelphia Business Solutions, Inc. .................................              666,310
     33,500  Arkansas Best Corp., Class A ......................................            2,043,500
     35,000  Bethlehem Steel Corp., ............................................              350,000
     22,500  Owens Corning Capital LLC (e)(g) ..................................               56,250
    37,500   Pacific Gas & Electric Co. (e)(g) .................................              365,625
     12,500 Western Gas Resources, Inc. .......................................               608,750
                                                                                         ------------
                                                                                            4,090,435
                                                                                         ------------
             Total Preferred Stock (Identified Cost $8,679,181) ................            5,577,015
                                                                                         ------------
PRINCIPAL
 AMOUNT               DESCRIPTION                                                     VALUE (A)
-----------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENT-- 1.5%
  3,824,000  Repurchase Agreement with State Street Bank and Trust Co. dated
             6/29/2001 at 2.75% to be repurchased at $3,824,876 on 7/02/2001, collateralized by $3,310,000 U.S. Treasury Bond, 7.500%, due
             11/15/2016 valued at $3,904,608 ...................................            3,824,000
                                                                                         ------------
             Total Short Term Investment (Identified Cost $3,824,000) ..........            3,824,000
                                                                                         ------------
             Total Investments-- 98.4% (Identified Cost $304,307,947) (b) ......          251,443,808
             Other assets less liabilities .....................................            4,164,150
                                                                                         ------------
             Total Net Assets-- 100% ...........................................         $255,607,958
                                                                                         ============

(a)  See Note 2a of Notes to the Financial Statements.
(b)  Federal Tax Information:

     At June 30, 2001 the net unrealized depreciation on investments based on cost of $304,307,947 for federal income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all investments in which there
     is an excess of value over tax cost .......................................         $ 14,786,550
     Aggregate gross unrealized depreciation for all investments in which there
     is an excess of tax cost over value .......................................          (67,650,689)
                                                                                         ------------
     Net unrealized depreciation ...............................................         $(52,864,139)
                                                                                         ============
     At December 31, 2000, the Fund had a net tax basis capital loss carryover of $19,857,873 of which $13,337,197 expires on December 31, 2007 and
     $6,520,676 expires on December 31, 2008. This may be available to offset future realized capital gains, if any, to the extent provided by regulations.
(c)  The ratings shown are believed to be the most recent ratings available at
     June 30, 2001. Securities are generally rated at the time of issuance. The rating agencies may revise their rating from time to time. As a result, there can be no assurance that the same ratings would be assigned if the securities were rated at June 30, 2001. The Fund's subadviser independently evaluates the Fund's portfolio securities and in making investment decisions does not rely solely on the ratings of agencies.
(d)  Step Bond: Coupon rate is zero or below market for an initial period and then increases to a higher coupon rate at a specified date and rate.
(e)  Non-income producing security
(f)  Pay in kind securities.
(g)  Issuer filed petition under Chapter 11 of the Federal Bankruptcy Code.
ADR/GDR - An American Depositary Receipt (ADR) or Global Depository Receipt
     (GDR) is a certificate issued by a Custodian Bank representing the right to receive securities of the foreign issuer described. The values of ADRs and
     GDRs are significantly influenced by trading on exchanges not located in the United States.
REIT Real Estate Investment Trust
144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these amounted to $25,161,175 or 9.8% of net assets.
ARS  - Argentine Peso
CAD  - Canadian Dollars
EUR  - Euro Currency
IDR  - Indonesian Rupiah
NZD - New Zealand Dollars
ZAR - South African Rand

Top Sectors:

Government                               36.5%
Finance & Banking                         8.4%
Industrials                               7.4%
Electric                                  6.3%
Telecommunication - Services              3.9%
Real Estate Investment Trust              3.8%
Oil & Gas - Exploration & Production      3.4%
Telephone                                 2.6%
Retail - Department Store                 2.5%
Transportation                            2.4%
Telecommunications                        2.3%
Supranational                             2.3%
Electronics                               2.1%
Telecommunications - Cellular             1.7%
Insurance                                 1.6%

See accompanying notes to financial statements.

---------------------------------------------------------------------------------------------------
           LIMITED TERM US GOVERNMENT FUND -- SCHEDULE OF INVESTMENTS
---------------------------------------------------------------------------------------------------
Investments as of June 30, 2001
(Unaudited)

                                                                  RATINGS (C)
                                                             ---------------------
PRINCIPAL                                                                 STANDARD
  AMOUNT     DESCRIPTION                                      MOODY'S     & POOR'S        VALUE (A)
---------------------------------------------------------------------------------------------------
BONDS AND NOTES-- 98.0% OF TOTAL NET ASSETS
             ASSET BACKED-- 2.5%
$ 3,500,000  Connecticut RRB Special Purpose Trust
             5.360%, 3/30/2007 ..........................      --          --           $  3,500,813
                                                                                        ------------
             ELECTRIC UTILITIES-- 2.2%
  2,000,000  Dominion Resources, Inc. Virginia,
             6.000%, 1/31/2003 ..........................      Baa1        BBB+            2,023,386
  1,000,000  Progress Energy, Inc.,
             6.750%, 3/01/2006 ..........................      Baa1        BBB             1,017,990
                                                                                        ------------
                                                                                           3,041,376
                                                                                        ------------
             FINANCE & BANKING-- 2.2%
  3,000,000  General Motors Acceptance Corp.,
             6.380%, 1/30/2004 ..........................      A2          A               3,074,565
                                                                                        ------------
             MORTGAGE-BACKED-- 64.1%
  4,000,000  Federal Home Loan Banks
             4.875%, 4/16/2004 .........................       Aaa         AAA             3,988,760
 12,000,000  Federal Home Loan Mortgage Corp.
             5.250%, 2/15/2004 .........................       Aaa         AAA            12,095,640
  3,500,000  Federal Home Loan Mortgage Corp.
             7.000%, 2/1/2016 ..........................       Aaa         AAA             3,565,625
     45,317  Federal Home Loan Mortgage Corp.,
             7.500%, 6/1/2026 ..........................       Aaa         AAA                46,379
     18,417  Federal Home Loan Mortgage Corp.,
             10.000%, 7/1/2019 .........................       Aaa         AAA                20,513
  2,397,999  Federal Home Loan Mortgage Corp.,
             11.500%, with various maturities to 2020 (d) (e)  Aaa         AAA             2,703,851
  5,000,000  Federal National Mortgage Association
             4.750%, 11/14/2003 ........................       Aaa         AAA             4,997,650
 10,000,000  Federal National Mortgage Association 5.500%,
             with various maturities to 2006 ...........       Aaa         AAA             9,954,040
  7,000,000  Federal National Mortgage Association
             5.625%, 5/14/2004 .........................       Aaa         AAA             7,113,610
  7,980,558  Federal National Mortgage Association 6.000%,
             with various maturities to 2031 ...........       Aaa         AAA             7,765,097
  3,500,000  Federal National Mortgage Association
             7.500%, 7/1/2031 ..........................       Aaa         AAA             3,572,905
  3,000,000  Federal National Mortgage Association,
             6.000%, 12/15/2005 ........................       Aaa         AAA             3,059,520
  3,108,161  Federal National Mortgage Association,
             7.000%, 12/1/2022 (d) (e) .................       Aaa         AAA             3,141,600
  8,531,025  Federal National Mortgage Association,
             7.500%, 12/1/2030 .........................       Aaa         AAA             8,704,290
  9,740,260  Government National Mortgage Association
             7.000%, with various maturities to 2031           Aaa         AAA             9,837,371
  7,541,294  Government National Mortgage Association,
             7.000%, 10/15/2028 ........................       Aaa         AAA             7,618,818
     39,193  Government National Mortgage Association,
             12.500%, with various maturities to 2015 (d)      Aaa         AAA                45,177
    497,860  Government National Mortgage Association,
             16.000%, with various maturities to 2012 (d)      Aaa         AAA               592,211
    187,703  Government National Mortgage Association,
             17.000%, with various maturities to 2012 (d)       Aaa   AAA                    225,362
                                                                                        ------------
                                                                                          89,048,419
                                                                                        ------------
             INDUSTRIALS-- 1.5%
  1,000,000  Kellogg Co., 6.000%, 4/01/2006                    Baa2        BBB               992,055
  1,000,000  Sprint Capital Corp., 7.125%, 1/30/2006           Baa1        BBB+            1,009,699
                                                                                        ------------
                                                                                           2,001,754
                                                                                        ------------
             U.S. GOVERNMENT-- 21.6%
  7,655,130  United States Treasury Bonds
             3.625%, 4/15/2028 ..........................      Aaa         AAA             7,836,939
 10,162,700  United States Treasury Notes
             3.500%, 1/15/2011 ..........................      Aaa         AAA            10,200,810
  3,500,000  United States Treasury Notes
             5.000%, 2/15/2011 ..........................      Aaa         AAA             3,395,525
  1,600,000  United States Treasury Notes
             5.750%, 11/15/2005 .........................      Aaa         AAA             1,638,736
  2,000,000  United States Treasury Notes
             6.000%, 8/15/2004 ..........................      Aaa         AAA             2,075,620
  4,500,000  United States Treasury Notes,
             7.000%, 7/15/2006 ..........................      Aaa         AAA             4,881,105
                                                                                        ------------
                                                                                          30,028,735
                                                                                        ------------
             YANKEE-- 3.9%
  3,960,000  Inter-American Development Bank Bonds,
             12.250%, 12/15/2008 ........................      Aaa         AAA             5,440,288
                                                                                        ------------
             Total Bonds and Notes
             (Identified Cost $136,302,629) .............                                136,135,950
                                                                                        ------------

SHORT TERM INVESTMENT-- 0.2%
    351,000  Repurchase Agreement with
             State Street Bank and Trust Co.
             dated 6/29/2001 at 2.75%
             collateralized by $285,000 U.S. Treasury Bond,
             7.500%, due 11/15/2016 valued at $362,733 .........................             351,000
                                                                                        ------------
             Total Short Term Investments
             (Identified Cost $351,000) ........................................             351,000
                                                                                        ------------
             Total Investments-- 98.2%
             (Identified Cost $136,653,629) (b) ................................         136,486,950
             Other assets less liabilities .....................................           2,460,305
                                                                                        ------------
             Total Net Assets-- 100%                                                     138,947,255
                                                                                        ============

(a)  See Note 2a of Notes to Financial Statements.
(b)  Federal Tax Information:
     At June 30, 2001 the net unrealized depreciation on investments based on cost of for federal income tax purposes of $136,849,462 was as follows:
     Aggregate gross unrealized appreciation for all investments in
     which there is an excess of value over tax cost ...........................            $517,596
     Aggregate gross unrealized depreciation for all investments in
     which there is an excess of tax cost over value ...........................            (684,275)
                                                                                        ------------
     Net unrealized depreciation ...............................................            (166,679)
                                                                                        ============
(c)  The ratings shown are believed to be the most recent ratings available at
     June 30, 2001. Securities are generally rated at the time of issuance. The rating agencies may revise their ratings from time to time. As a result there can be no assurance that the same ratings would be assigned if the securities were rated at June 30, 2001. The Fund's advisor independently evaluates the Fund's portfolio securities and in making investment decisions does not rely solely on the ratings of agencies.
(d)  The Fund's investments in mortgage backed securities of the Federal Home
     Loan Mortgage Corporation and Government National Mortgage Association are
     interest in separate pools of mortgages. All separate investment in securities of these issuers which have the same coupon rate have been aggregated for the purpose of presentation in the schedule of investments.
     See accompanying notes to financial statements.#Investments as of June 30,
     2001 (Unaudited)


---------------------------------------------------------------------------------------------------
           LIMITED TERM US GOVERNMENT FUND -- SCHEDULE OF INVESTMENTS
---------------------------------------------------------------------------------------------------
Investments as of June 30, 2001
(Unaudited)

                                                                  RATINGS (C)
                                                             ---------------------
PRINCIPAL                                                                 STANDARD
  AMOUNT     DESCRIPTION                                      MOODY'S     & POOR'S        VALUE (A)
---------------------------------------------------------------------------------------------------
BONDS AND NOTES-- 98.0% OF TOTAL NET ASSETS
             MORTGAGE BACKED-- 52.8%
$ 1,537,818  Federal Home Loan Mortgage Corp.,
             7.500%, 4/1/2012 ...........................      Aaa         AAA          $  1,586,352
 19,000,000  Federal National Mortgage Association
             6.625%, with various maturities to 2010 ....      Aaa         AAA            19,648,200
  2,132,756  Federal National Mortgage Association
             7.500%, 12/1/2030 ..........................      Aaa         AAA             2,177,182
 19,574,431  Government National Mortgage Association
             7.000%, with various maturities to 2031 ....      Aaa         AAA            19,769,588
  1,299,166  Government National Mortgage Association,
             7.500%, 4/15/2027 ..........................      Aaa         AAA             1,334,802
    134,332  Government National Mortgage Association,
             8.500%, 2/15/2006 ..........................      Aaa         AAA               140,978
    231,046  Government National Mortgage Association,
             9.000%, with various maturities to 2016 (d)       Aaa         AAA               247,771
     81,702  Government National Mortgage Association,
             9.500%, with various maturities to 2009 (d)       Aaa         AAA                89,059
     93,389  Government National Mortgage Association,
             10.000%, with various maturities to 2016 (d)      Aaa         AAA               103,830
     18,411  Government National Mortgage Association,
         12.500%, with various maturities to 2014 (d) ...      Aaa         AAA                21,168
                                                                                        ------------
                                                                                          45,118,930
                                                                                        ------------
             U.S. GOVERNMENT-- 45.2%
  3,280,770  United States Treasury Bonds
             3.625%, 4/15/2028 ..........................      Aaa         AAA             3,358,688
  1,900,000  United States Treasury Bonds
             5.375%, 2/15/2031 ..........................      Aaa         AAA             1,800,250
  3,500,000  United States Treasury Bonds
             7.250%, 5/15/2016 ..........................      Aaa         AAA             3,986,710
  3,000,000  United States Treasury Bonds
             7.500%, 11/15/2024 .........................      Aaa         AAA             3,600,930
  5,000,000  United States Treasury Bonds
             8.125%, 8/15/2021 ..........................      Aaa         AAA             6,282,800
  5,000,000  United States Treasury Bonds
             8.750%, 8/15/2020 ..........................      Aaa         AAA             6,621,100
 10,000,000  United States Treasury Bonds,
             8.750%, 5/15/2017 ..........................      Aaa         AAA            12,976,600
                                                                                        ------------
                                                                                          38,627,078
                                                                                        ------------
             Total Bonds and Notes (Identified Cost $84,559,577) ...............          83,746,008
                                                                                        ------------

SHORT TERM INVESTMENT-- 1.3%
  1,068,000  Repurchase Agreement with
             State Street Bank and Trust Co.
             dated 6/29/2001 at 2.75%
             to be repurchased at $1,068,245
             on 7/02/2001, collateralized by
             $1,025,000 U.S. Treasury Bond,
             6.125%, due 8/15/2029
             valued at $1,092,763 ..............................................           1,068,000
                                                                                        ------------
             Total Short Term Investment
             (Identified Cost $1,068,000) ......................................           1,068,000
                                                                                        ------------
             Total Investments-- 99.3%
             (Identified Cost $85,627,577) (b) .................................          84,814,008
             Other assets less liabilities .....................................             616,728
                                                                                        ------------
             Total Net Assets-- 100%                                                      85,430,736
                                                                                        ============

(a)  See Note 2a of Notes to Financial Statements.
(b)  Federal Tax Information: At June 30, 2001 the net unrealized depreciation on investments based on cost of $85,627,577 for federal income tax purposes was as follows: Aggregate gross unrealized appreciation for all investments
     in which there is an excess of value over tax cost ........................             115,126
     Aggregate gross unrealized depreciation for all investments in which there
     is an excess of tax cost over value .......................................            (928,695)
                                                                                        ------------
     Net unrealized depreciation ...............................................            (813,569)
                                                                                        ============
     At December 31, 2000 the Fund had a net tax basis capital loss carryover of approximately $13,920,897 of which $4,040,060 expires on December 31, 2002,
     $3,530,050 expires on December 31, 2004, $5,687,678 expires on December 31,
     2007 and $663,109 expires on December 31, 2008. This may be available to offset future realized capital gains, if any, to the extent provided by regulations.
(c)  The ratings shown are believed to be the most recent ratings available at
     June 30, 2001. Securities are generally rated at the time of issuance. The rating agencies may revise their ratings from time to time. As a result there can be no assurance that the same ratings would be assigned if the securities were rated at June 30, 2001. The Fund's advisor independently evaluates the Fund's portfolio securities and in making investment decisions does not rely solely on the ratings of agencies.
(d)  The Fund's investment in mortgage backed securities of the Government
     National Mortgage Association are interests in separate pools of mortgages.
     All separate investments in securities of this issuer which have the same coupon rate have been aggregated for the purpose of presentation in the schedule of investments.

        See accompanying notes to financial statements.

---------------------------------------------------------------------------------------------------------------------------
                                             STATEMENTS OF ASSETS & LIABILITIES
---------------------------------------------------------------------------------------------------------------------------
June 30, 2001
(unaudited)

                                                                SHORT TERM CORPORATE        BOND INCOME       HIGH INCOME
                                                                     INCOME FUND                FUND          INCOME FUND
                                                                --------------------        -----------       -----------
ASSETS
   Investments at cost ............................................ $ 59,618,402           $312,670,795        $109,016,467
   Net unrealized appreciation (depreciation) .....................      809,651             (2,944,613)        (20,725,295)
                                                                    ------------           ------------        ------------
     Investments at value .........................................   60,428,053            309,726,182          88,291,172
   Cash ...........................................................          187                    525                 850
   Foreign cash at value (identified cost $330,075) ...............           --                     --                  --
   Investments held as collateral for loaned securities ...........           --             29,053,581          22,467,000
   Receivable for Fund shares sold ................................       18,230                841,999              72,065
   Receivable for securities sold .................................      748,818                     --           1,468,688
   Dividends and interest receivable ..............................      795,266              6,130,417           1,777,349
                                                                    ------------           ------------        ------------
     TOTAL ASSETS .................................................   61,990,554            345,752,704         114,077,124
                                                                    ------------           ------------        ------------
LIABILITIES
   Collateral on securities loaned, at value ......................           --             29,053,581          22,467,000
   Payable for securities purchased ...............................    1,060,640                     --           1,466,850
   Payable for Fund shares redeemed ...............................      183,690                807,224             339,389
   Dividends payable ..............................................       97,326                363,541             479,172
   Withholding taxes payable ......................................           --                     --                  --
   Management fees payable ........................................        9,227                107,981              54,028
   Deferred Trustees' fees ........................................       21,419                103,099              19,398
   Transfer agent fees payable ....................................           --                 57,524              19,827
   Accounting and administrative fees payable .....................        2,243                 11,672               3,458
   Other accounts payable and accrued expenses ....................       49,677                 71,600              61,352
                                                                    ------------           ------------        ------------
     TOTAL LIABILITIES ............................................    1,424,222             30,576,222          24,910,474
                                                                    ------------           ------------        ------------
NET ASSETS ........................................................ $ 60,566,332           $315,176,482        $ 89,166,650
                                                                    ============           ============        ============
NET ASSETS CONSIST OF:
   Paid in capital ................................................ $ 80,009,126           $330,532,182        $157,246,347
   Undistributed (overdistributed) net investment income (loss) ...      (40,285)              (428,712)           (182,266)
   Accumulated net realized gain (loss) on investments ............  (20,212,160)           (11,977,944)        (47,172,136)
   Net unrealized appreciation (depreciation) of investments
   and foreign currency transactions ..............................      809,651             (2,949,044)        (20,725,295)
                                                                    ------------           ------------        ------------
NET ASSETS ........................................................ $ 60,566,332           $315,176,482        $ 89,166,650
                                                                    ============           ============        ============
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
  CLASS A shares:
   Net assets ..................................................... $ 56,273,898           $173,322,989        $ 41,797,076
                                                                    ============           ============        ============
   Shares of beneficial interest ..................................    7,978,363             14,992,619           7,375,898
                                                                    ============           ============        ============
   Net asset value and redemption price per share .................     $   7.05               $  11.56            $   5.67
                                                                        ========               ========            ========
   Offering price per share .......................................     $   7.27               $  12.10            $   5.94
                                                                        ========               ========            ========
  CLASS B shares: (redemption price is equal to net asset
  value less any applicable contingent deferred sales charges)
    Net assets .................................................... $  3,915,152           $114,417,223        $ 42,599,553
                                                                    ============           ============        ============
    Shares of beneficial interest .................................      555,187              9,900,660           7,510,202
                                                                    ============           ============        ============
   Net asset value and offering price per share ...................     $   7.05               $  11.56            $   5.67
                                                                        ========               ========            ========

  CLASS C shares: (redemption price is equal to net asset
  value less any applicable contingent deferred sales charges)
    Net assets .................................................... $    377,282           $ 12,361,488        $  4,770,021
                                                                    ============           ============        ============
    Shares of beneficial interest .................................       53,541              1,068,574             841,433
                                                                    ============           ============        ============
    Net asset value per share .....................................     $   7.05               $  11.57            $   5.67
                                                                        ========               ========            ========
    Offering price per share ......................................     $   7.12               $  11.69            $   5.73
                                                                        ========               ========            ========

  Class Y shares:
   Net assets ..................................................... $         --           $ 15,074,782        $         --
                                                                    ============           ============        ============
    Shares of beneficial interest .................................           --              1,300,530                  --
                                                                    ============           ============        ============
   Net asset value, offering and redemption price per share .......     $     --               $  11.59            $     --
                                                                        ========               ========            ========

               See accompanying notes to financial statements.

                           STRATEGIC INCOME      LIMITED TERM U.S.       GOVERNMENT
                                FUND              GOVERNMENT FUND      SECURITIES FUND

                             $304,307,947           $136,653,629        $ 85,627,577
                              (52,864,139)              (166,679)           (813,569)
                             ------------           ------------        ------------
                              251,443,808            136,486,950          84,814,008
                                      889                    735                 143
                                  326,935                     --                  --
                               12,943,260             33,405,200                  --
                                  168,293              1,265,767              42,955
                                  361,553                     --                  --
                                4,574,387              1,641,498             985,282
                             ------------           ------------        ------------
                              269,819,125            172,800,150          85,842,388
                             ------------           ------------        ------------

                               12,943,260             33,405,200                 --
                                       --                     --                 --
                                  396,959                157,670             186,250
                                  536,486                119,029              57,770
                                    7,381                     --                  --
                                  136,058                 74,827              46,296
                                   38,901                 28,810              55,083
                                   49,178                 23,774              16,275
                                    9,544                  5,157               3,191
                                   93,400                 38,428              46,787
                             ------------           ------------        ------------
                               14,211,167             33,852,895             411,652
                             ------------           ------------        ------------
                             $255,607,958           $138,947,255        $ 85,430,736
                             ============           ============        ============

                             $330,809,601           $186,909,037        $ 98,770,677
                                2,676,376               (133,123)            (13,687)
                              (25,006,469)           (47,661,980)        (12,512,685)
                              (52,871,550)              (166,679)           (813,569)
                             ------------           ------------        ------------
                             $255,607,958           $138,947,255        $ 85,430,736
                             ============           ============        ============

                             $106,219,357           $116,046,576        $ 69,608,832
                             ============           ============        ============
                               10,359,723             10,347,689           6,317,578
                             ============           ============        ============
                                 $  10.25               $  11.21            $  11.02
                                 ========               ========            ========
                                 $  10.73               $  11.56            $  11.54
                                 ========               ========            ========


                             $113,725,841           $ 12,253,242        $ 11,181,589
                             ============           ============        ============
                               11,093,242              1,094,345           1,014,826
                             ============           ============        ============
                                 $  10.25               $  11.20            $  11.02
                                 ========               ========            ========


                             $ 35,254,020           $  7,601,893        $         --
                             ============           ============        ============
                                3,441,591                678,426                  --
                             ============           ============        ============
                                 $  10.24               $  11.21            $     --
                                 ========               ========            ========
                                 $  10.34               $  11.32            $     --
                                 ========               ========            ========

                             $    408,740           $  3,045,544        $  4,640,315
                             ============           ============        ============
                                   39,799                268,679             421,663
                             ============           ============        ============
                                 $  10.27               $  11.34            $  11.00
                                 ========               ========            ========

---------------------------------------------------------------------------------------------------------------------------
                                             STATEMENTS OF OPERATIONS
---------------------------------------------------------------------------------------------------------------------------
For the Six Months Ended June 30, 2001
(Unaudited)

                                                                SHORT TERM CORPORATE       BOND INCOME         HIGH INCOME
                                                                    INCOME FUND                FUND                FUND
                                                                --------------------       -----------         -----------
INVESTMENT INCOME
   Dividends ...................................................... $         --           $         --        $    605,247
   Interest .......................................................    2,041,439             11,769,517           5,595,452
   Securities lending income ......................................           --                 66,254              52,365
   Less net foreign taxes withheld ................................           --                     --                  --
                                                                    ------------           ------------        ------------
                                                                       2,041,439             11,835,771           6,253,064

   Expenses
     Management fees ..............................................      169,206                642,851             355,448
     Service and distribution fees - Class A ......................       71,723                220,079              59,424
     Service and distribution fees - Class B ......................       18,445                530,911             242,800
     Service and distribution fees - Class C ......................        2,311                 63,148              27,287
     Trustees' fees and expenses ..................................        4,635                 11,637               5,794
     Accounting and administrative ................................       13,335                 67,187              21,980
     Custodian ....................................................       37,672                 59,924              37,700
     Transfer agent - Class A, Class B, Class C ...................       70,205                295,092             108,277
     Transfer agent - Class Y .....................................           --                  7,460                  --
     Audit and tax services .......................................       13,067                 17,960              16,826
     Legal ........................................................        1,700                  9,131               3,456
     Printing .....................................................       11,848                 37,454              24,771
     Registration .................................................       14,413                 12,378              12,764
     Miscellaneous ................................................       (3,037)                 2,488               4,797
                                                                    ------------           ------------        ------------
  Total expenses before reductions ................................     425,523              1,977,700             921,324
     Less waiver/reimbursement ....................................     (133,073)                    --                  --
                                                                    ------------           ------------        ------------

  Net expenses ....................................................      292,450              1,977,700             921,324
                                                                    ------------           ------------        ------------
  Net investment income ...........................................    1,748,989              9,858,071           5,331,740
                                                                    ------------           ------------        ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS
   Realized gain (loss) on: Investments - net .....................     (172,612)            (1,014,279)        (14,263,035)
     Futures contracts - net ......................................           --                     --                  --
     Foreign currency transactions - net ..........................           --                 (2,777)                 --
   Change in unrealized appreciation (depreciation) of:
     Investments - net ............................................      545,013              2,081,494           5,723,307
     Foreign currency transactions - net ..........................           --                (11,405)                 --
                                                                    ------------           ------------        ------------
   Net realized and unrealized gain (loss) on investments,
     futures contracts and foreign currency transactions ..........      372,401              1,053,033          (8,539,728)
                                                                    ------------           ------------        ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ... $  2,121,390           $ 10,911,104        $ (3,207,988)
                                                                    ============           ============        ============

See accompanying notes to financial statements.#

                             STRATEGIC INCOME       LIMITED TERM U.S.      GOVERNMENT
                                   FUND              GOVERNMENT FUND     SECURITIES FUND
                             ----------------       -----------------    ---------------
                               $    731,303           $         --        $         --
                                 13,395,428              4,463,312           2,691,895
                                     20,729                 61,448                  --
                                    (14,762)                    --                  --
                               ------------           ------------        ------------
                                 14,132,698              4,524,760           2,691,895

                                    846,547                455,312             277,863
                                    140,043                205,303              87,515
                                    586,273                 60,788              54,536
                                    179,978                 37,541                  --
                                     10,360                  6,840               5,317
                                     57,529                 30,366              18,537
                                     85,000                 42,737              31,484
                                    277,233                134,663              88,658
                                        184                  1,557               1,686
                                     20,207                 13,666              16,566
                                      8,925                  4,390               1,859
                                     35,464                 21,910              23,764
                                     31,871                 18,576              12,057
                                      9,738                  3,015              1,794
                               ------------           ------------        ------------
                                  2,289,352              1,036,664             621,636
                                         --                     --                  --
                               ------------           ------------        ------------
                                  2,289,352              1,036,664             621,636
                               ------------           ------------        ------------
                                 11,843,346              3,488,096           2,070,259
                               ------------           ------------        ------------



                                 (4,235,481)             2,248,851           1,432,798
                                         --                     --             (14,563)
                                 (1,018,364)                    --                  --

                                 (8,394,673)            (1,420,295)         (2,658,135)
                                    (14,510)                    --                  --
                               ------------           ------------        ------------
                                (13,663,028)               828,556          (1,239,900)
                               ------------           ------------        ------------
                               $ (1,819,682)          $  4,316,652        $    830,359
                               ============           ============        ============

-----------------------------------------------------------------------------------------------------------------------------------
                                             STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------

                                              SHORT TERM CORPORATE               BOND INCOME                  HIGH INCOME
                                                   INCOME FUND                      FUND                          FUND
                                            --------------------------    --------------------------    ---------------------------
                                             SIX MONTHS                    SIX MONTHS                   SIX MONTHS
                                               ENDED                         ENDED                        ENDED
                                              JUNE 30,     YEAR ENDED      JUNE 30,     YEAR ENDED       JUNE 30,      YEAR ENDED
                                                2001      DECEMBER 31,       2001       DECEMBER 31,       2001        DECEMBER 31,
                                            (UNAUDITED)        2000       (UNAUDITED)       2000        (UNAUDITED)        2000
                                            ----------    ------------    -----------   ------------    -----------    ------------
FROM OPERATIONS:
  Net investment income                    $ 1,748,989    $ 4,367,272    $  9,858,071   $ 20,157,061    $  5,331,740  $ 14,340,344
  Net realized gain (loss) on
    investments, written options,
    futures contracts and foreign
    currency  transactions                    (172,612)    (2,114,099)     (1,017,056)    (8,127,204)    (14,263,035)  (26,382,414)
  Net change in unrealized
    appreciation (depreciation)
    of investments, written options,
    futures contracts and foreign
    currency transactions                      545,013      2,026,060       2,070,089      8,042,701       5,723,307    (9,573,036)
                                           -----------    -----------    ------------   ------------    ------------  ------------
  Increase (decrease) in net
    assets resulting  from operations        2,121,390      4,279,233      10,911,104     20,072,558      (3,207,988)  (21,615,106)
                                           -----------    -----------    ------------   ------------    ------------  ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
NET INVESTMENT INCOME
  Class A                                   (1,673,829)    (4,054,995)     (5,881,852)   (12,765,917)     (2,647,312)   (6,907,867)
  Class B                                      (94,054)      (193,059)     (3,147,298)    (5,797,554)     (2,521,680)   (6,381,249)
  Class C                                      (11,807)       (25,252)       (374,806)      (851,085)       (282,759)     (769,066)
  Class Y                                           --             --        (523,842)      (797,445)             --            --
                                           -----------    -----------    ------------   ------------    ------------  ------------
                                            (1,779,690)    (4,273,306)     (9,927,798)   (20,212,001)     (5,451,751)  (14,058,182)
                                           -----------    -----------    ------------   ------------    ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
  DERIVED FROM CAPITAL SHARE TRANSACTIONS   (2,330,035)   (14,416,185)     12,316,334    (26,157,588)     (2,295,266)  (18,149,684)
                                           -----------    -----------    ------------   ------------    ------------  ------------
Total increase (decrease) in net assets     (1,988,335)   (14,410,258)     13,299,640    (26,297,031)    (10,955,005)  (53,822,972)
                                           -----------    -----------    ------------   ------------    ------------  ------------
NET ASSETS
  Beginning of the period                   62,554,667     76,964,925     301,876,842    328,173,873     100,121,655   153,944,627
                                           -----------    -----------    ------------   ------------    ------------  ------------
  End of the period                        $60,566,332    $62,554,667    $315,176,482   $301,876,842    $ 89,166,650  $100,121,655
                                           ===========    ===========    ============   ============    ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET
  INVESTMENT INCOME (LOSS)                 $   (40,285)   $    (9,584)   $   (428,712)  $   (358,985)   $   (182,266) $    (62,255)
                                           ===========    ===========    ============   ============    ============  ============

               See accompanying notes to financial statements.

                              STRATEGIC INCOME               LIMITED TERM U.S.           GOVERNMENT SECURITIES
                                    FUND                      GOVERNMENT FUND                    FUND
                          --------------------------    --------------------------    ---------------------------
                           SIX MONTHS                    SIX MONTHS                   SIX MONTHS
                             ENDED                         ENDED                        ENDED
                            JUNE 30,     YEAR ENDED      JUNE 30,     YEAR ENDED       JUNE 30,      YEAR ENDED
                              2001      DECEMBER 31,       2001       DECEMBER 31,       2001        DECEMBER 31,
                          (UNAUDITED)        2000       (UNAUDITED)       2000        (UNAUDITED)        2000
                          ----------    ------------    -----------   ------------    -----------   -------------

                         $11,843,346    $23,813,833    $  3,488,096   $  9,250,260    $  2,070,259  $  4,885,075



                          (5,253,845)    (5,542,426)      2,248,851     (3,166,237)      1,418,235      (273,037)




                          (8,409,183)   (17,596,169)     (1,420,295)     5,546,929      (2,658,135)    5,818,695
                        ------------   ------------    ------------   ------------    ------------   -----------

                          (1,819,682)       675,238       4,316,652     11,630,952         830,359    10,430,733
                        ------------   ------------    ------------   ------------    ------------   -----------

                          (5,227,883)   (10,114,949)     (3,030,608)    (8,075,830)     (1,765,243)   (4,191,119)
                          (5,030,947)    (9,337,429)       (275,060)      (685,214)       (234,408)     (430,843)
                          (1,543,351)    (2,943,092)       (169,541)      (404,716)             --            --
                             (18,242)       (12,570)        (78,255)      (218,791)       (124,035)     (188,421)
                        ------------   ------------    ------------   ------------    ------------   -----------
                         (11,820,423)   (22,408,040)     (3,553,464)    (9,384,551)     (2,123,686)   (4,810,383)
                        ------------   ------------    ------------   ------------    ------------   -----------
                          (5,481,122)     3,604,585      (2,404,658)   (42,154,629)        878,263   (16,862,002)
                        ------------   ------------    ------------   ------------    ------------   -----------
                         (19,121,227)   (18,128,217)     (1,641,470)   (39,908,228)       (415,064)  (11,241,652)
                        ------------   ------------    ------------   ------------    ------------   -----------

                         274,729,185    292,857,402     140,588,725    180,496,953      85,845,800    97,087,452
                        ------------   ------------    ------------   ------------    ------------   -----------
                        $255,607,958   $274,729,185    $138,947,255   $140,588,725    $ 85,430,736   $85,845,800
                        ============   ============    ============   ============    ============   ===========

                        $  2,676,376   $  2,653,453    $   (133,123)  $    (67,755)   $    (13,687)  $    39,740
                        ============   ============    ============   ============    ============   ===========

                                          See accompanying notes to financial statements.

-----------------------------------------------------------------------------------------------------------------------------------
                                                       FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------------------
For a share outstanding throughout each period.
                      INCOME (LOSS) FROM INVESTMENT OPERATIONS:                         LESS DISTRIBUTIONS:
                      ----------------------------------------  -------------------------------------------------------------------
                                       NET
            NET ASSET                 REALIZED                              DIVIDENDS
              VALUE,                 UNREALIZED                 DIVIDENDS   IN EXCESS   DISTRIBUTIONS  DISTRIBUTIONS
            BEGINNING      NET       AND GAIN      TOTAL FROM    FROM NET    OF NET       FROM NET      IN EXCESS OF
                OF      INVESTMENT   (LOSS) ON     INVESTMENT   INVESTMENT  INVESTMENT   REALIZED       NET REALIZED       TOTAL
            THE PERIOD    INCOME    INVESTMENTS    OPERATIONS     INCOME      INCOME    CAPITAL GAINS   CAPITAL GAINS  DISTRIBUTIONS
            ----------    ------    -----------    ----------     ------      ------    -------------   -------------  -------------
SHORT TERM CORPORATE INCOME FUND
--------------------------------
  CLASS A
  2001 (i)    $ 7.02      $ 0.20      $ 0.04         $ 0.24       $(0.21)     $ --          $ --             $ --          $(0.21)
  2000          7.01        0.44        0.01(f)        0.45        (0.44)       --            --               --           (0.44)
  1999          7.30        0.41       (0.28)          0.13        (0.42)       --            --               --           (0.42)
  1998          7.39        0.38       (0.09)          0.29        (0.38)       --            --               --           (0.38)
  1997          7.37        0.47(e)    (0.02)          0.45        (0.43)       --            --               --           (0.43)
  1996          7.37        0.43       (0.01)          0.42        (0.42)       --            --               --           (0.42)
  CLASS B
  2001 (i)      7.01        0.18        0.04           0.22        (0.18)       --            --               --           (0.18)
  2000          7.00        0.39        0.01(f)        0.40        (0.39)       --            --               --           (0.39)
  1999          7.29        0.36       (0.28)          0.08        (0.37)       --            --               --           (0.37)
  1998          7.38        0.33       (0.09)          0.24        (0.33)       --            --               --           (0.33)
  1997          7.36        0.41(e)    (0.02)          0.39        (0.37)       --            --               --           (0.37)
  1996          7.37        0.37       (0.02)          0.35        (0.36)       --            --               --           (0.36)
  CLASS C
  2001 (ij)     7.01        0.18        0.04           0.22        (0.18)       --            --               --           (0.18)
  2000          7.00        0.39        0.01(f)        0.40        (0.39)       --            --               --           (0.39)
  1999          7.29        0.36       (0.28)          0.08        (0.37)       --            --               --           (0.37)
  1998(g)       7.28        0.01        0.01(c)        0.02        (0.01)       --            --               --           (0.01)

BOND INCOME FUND
----------------
  CLASS A
  2001 (i)    $11.52      $ 0.37      $ 0.06         $ 0.43       $(0.39)     $ --          $ --             $ --          $(0.39)
  2000         11.51        0.78        0.03           0.81        (0.80)       --            --               --           (0.80)
  1999         12.36        0.81       (0.86)         (0.05)       (0.79)       --           (0.01)            0.00(h)      (0.80)
  1998         12.39        0.81        0.15           0.96        (0.78)      (0.03)        (0.17)           (0.01)        (0.99)
  1997         12.05        0.83        0.45           1.28        (0.81)      (0.01)        (0.12)            --           (0.94)
  1996         12.36        0.84       (0.31)          0.53        (0.84)       --            --               --           (0.84)
  CLASS B
  2001 (i)     11.51        0.35        0.05           0.40        (0.35)       --            --               --           (0.35)
  2000         11.51        0.70        0.02           0.72        (0.72)       --            --               --           (0.72)
  1999         12.36        0.72       (0.86)         (0.14)       (0.70)       --           (0.01)            0.00(h)      (0.71)
  1998         12.39        0.71        0.15           0.86        (0.69)      (0.02)        (0.17)           (0.01)        (0.89)
  1997         12.04        0.74        0.46           1.20        (0.72)      (0.01)        (0.12)            --           (0.85)
  1996         12.36        0.75       (0.32)          0.43        (0.75)       --            --               --           (0.75)
  CLASS C
  2001 (i)     11.52        0.35        0.05           0.40        (0.35)       --            --               --           (0.35)
  2000         11.52        0.70        0.02           0.72        (0.72)       --            --               --           (0.72)
  1999         12.37        0.72       (0.86)         (0.14)       (0.70)       --           (0.01)            0.00(h)      (0.71)
  1998         12.40        0.71        0.15           0.86        (0.69)      (0.02)        (0.17)           (0.01)        (0.89)
  1997         12.06        0.74        0.45           1.19        (0.72)      (0.01)        (0.12)            --           (0.85)
  1996         12.36        0.75       (0.30)          0.45        (0.75)       --            --               --           (0.75)

(a) A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in in total return calculations. Periods less than one year are not annualized.
(b) Computed on an annualized basis for periods less than one year.
(c) The investment adviser agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, expense ratios would have been higher.
(d) Had certain expenses not been reduced during the period, total returns would have been lower.
(e) Per share net investment income does not reflect the period's reclassifcation of permanent differences between book and tax basis net investment income.
(f) The amount shown for a share outstanding does not correspond with the aggregate net gain/(loss) on investments for the period due to the timing of purchases and redemptions of Fund shares in relation to fluctuating values of the investments of the
    Fund.
(g) For the period December 7, 1998 (inception) through December 31, 1998.

                                         See accompanying notes to financial statements.

                                                         RATIOS TO AVERAGE NET ASSETS:
                                                         -----------------------------
         NET ASSET                       NET ASSETS,
          VALUE,          TOTAL            END OF                        NET INVESTMENT         PORTFOLIO
         END OF          RETURN          THE PERIOD        EXPENSES          INCOME              TURNOVER
       THE PERIOD       (%) (a)            (000)           (%) (b)           (%) (b)             RATE (%)
       ----------       -------            -----           -------           -------             --------

        $  7.05          3.4(d)          $ 56,274          0.90(c)            5.73                   45
           7.02          6.7(d)            58,540          0.83(c)            6.43                  108
           7.01          1.9(d)            72,680          0.70(c)            5.88                  139
           7.30          4.0(d)            92,669          0.70(c)            5.93                  105
           7.39          6.2(d)           196,928          0.70(c)            6.27                   49
           7.37          5.8(d)           222,809          0.70(c)            6.39                   54

           7.05          3.1(d)             3,915          1.65(c)            5.00                   45
           7.01          5.9(d)             3,553          1.58(c)            5.68                  108
           7.00          1.1(d)             3,796          1.45(c)            5.13                  139
           7.29          3.4(d)             3,761          1.45(c)            5.18                  105
           7.38          5.4(d)             2,961          1.45(c)            5.52                   49
           7.36          4.9(d)             2,821          1.45(c)            5.64                   54

           7.05          3.1(d)               377          1.65(c)            5.01                   45
           7.01          5.9(d)               461          1.58(c)            5.68                  108
           7.00          1.2(d)               489          1.45(c)            5.13                  139
           7.29          0.3(d)               233          1.45(c)            5.18                  105

        $ 11.56          3.7             $173,323          1.01               6.64                   41
          11.52          7.4              174,969          1.04               7.03                   83
          11.51         (0.3)             213,769          0.97               6.87                   63
          12.36          8.0              221,799          1.01               6.44                   65
          12.39         11.0               93,513          1.05               6.73                   54
          12.05          4.6              189,685          1.05               7.00                  104

          11.56          3.4              114,417          1.76               5.88                   41
          11.51          6.5              100,353          1.79               6.28                   83
          11.51         (1.1)              89,213          1.72               6.12                   63
          12.36          7.2               64,240          1.76               5.69                   65
          12.39         10.3               37,559          1.80               5.98                   54
          12.04          3.7               31,191          1.80               6.25                  104

          11.57          3.4               12,361          1.76               5.89                   41
          11.52          6.5               12,541          1.79               6.28                   83
          11.52         (1.1)              14,872          1.72               6.12                   63
          12.37          7.2                8,969          1.76               5.69                   65
          12.40         10.2                5,276          1.80               5.98                   54
          12.06          3.9                2,391          1.80               6.25                  104

(h) Amount rounds to less than $0.01 per share.
(i) For the six months ended June 30, 2001 (unaudited). As required, effective January 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and
    began amortizing premium on debt securities. For Short Term Corporate Income Fund, the effect of this change was to decrease the ratio of net investment income to average net assets from 5.83% to 5.73%
    for Class A, 5.10% to 5.00% for Class B and 5.11% to 5.01% for Class C. For Bond Income Fund, the
    effect of this change was to decrease the ratio of net investment income to average net assets from
    6.67% to 6.64% for Class A, 5.92% to 5.88% for Class B and 5.93% to 5.89% for Class C.

-----------------------------------------------------------------------------------------------------------------------------------
                                                 FINANCIAL HIGHLIGHTS (continued)
-----------------------------------------------------------------------------------------------------------------------------------
For a share outstanding throughout each period.
                      INCOME (LOSS) FROM INVESTMENT OPERATIONS:                         LESS DISTRIBUTIONS:
                      ----------------------------------------  -------------------------------------------------------------------
                                       NET
            NET ASSET                 REALIZED                              DIVIDENDS
              VALUE,                 UNREALIZED                 DIVIDENDS   IN EXCESS   DISTRIBUTIONS  DISTRIBUTIONS
            BEGINNING      NET       AND GAIN      TOTAL FROM    FROM NET    OF NET       FROM NET      IN EXCESS OF
                OF      INVESTMENT   (LOSS) ON     INVESTMENT   INVESTMENT  INVESTMENT   REALIZED       NET REALIZED       TOTAL
            THE PERIOD    INCOME    INVESTMENTS    OPERATIONS     INCOME      INCOME    CAPITAL GAINS   CAPITAL GAINS  DISTRIBUTIONS
            ----------    ------    -----------    ----------     ------      ------    -------------   -------------  -------------
BOND INCOME FUND (continued)
----------------------------
  CLASS Y
  2001 (i)      $11.54      $ 0.40      $ 0.06         $ 0.46       $(0.41)     $ --          $ --             $ --          $(0.41)
  2000         11.54        0.83        0.01           0.84        (0.84)       --            --               --           (0.84)
  1999         12.38        0.85       (0.86)         (0.01)       (0.82)       --           (0.01)            0.00(f)      (0.83)
  1998         12.41        0.84        0.15           0.99        (0.81)      (0.03)        (0.17)           (0.01)        (1.02)
  1997         12.06        0.86        0.46           1.32        (0.84)      (0.01)        (0.12)            --           (0.97)
  1996         12.40        0.87       (0.34)          0.53        (0.87)       --            --               --           (0.87)

HIGH INCOME FUND
----------------
  Class A
  2001 (i)    $ 6.21      $ 0.36      $ (0.54) $      (0.18)      $(0.36)     $ --          $ --             $ --          $(0.36)
  2000          8.30        0.86       (2.11)         (1.25)       (0.84)       --            --               --           (0.84)
  1999          8.86        0.89       (0.54)          0.35        (0.90)      (0.01)         --               --           (0.91)
  1998          9.94        0.92       (1.08)         (0.16)       (0.92)       --            --               --           (0.92)
  1997          9.42        0.87        0.52           1.39        (0.87)       --            --               --           (0.87)
  1996          8.98        0.84        0.44           1.28        (0.83)      (0.01)         --               --           (0.84)
  Class B
  2001 (i)      6.22        0.33       (0.55)         (0.22)       (0.33)       --            --               --           (0.33)
  2000          8.30        0.81       (2.11)         (1.30)       (0.78)       --            --               --           (0.78)
  1999          8.85        0.82       (0.53)          0.29        (0.83)      (0.01)         --               --           (0.84)
  1998          9.93        0.85       (1.08)         (0.23)       (0.85)       --            --               --           (0.85)
  1997          9.42        0.80        0.51           1.31        (0.80)       --            --               --           (0.80)
  1996          8.98        0.79        0.42           1.21        (0.76)      (0.01)         --               --           (0.77)
  Class C
  2001 (i)      6.22        0.33       (0.55)         (0.22)       (0.33)       --            --               --           (0.33)
  2000          8.30        0.81       (2.11)         (1.30)       (0.78)       --            --               --           (0.78)
  1999          8.85        0.82       (0.53)          0.29        (0.83)      (0.01)         --               --           (0.84)
  1998(g)       9.96        0.69       (1.08)         (0.39)       (0.72)       --            --               --           (0.72)

STRATEGIC INCOME FUND
---------------------
  CLASS A
  2001 (i)    $10.80      $ 0.49(e)   $(0.54)        $(0.05)      $(0.50)     $ --          $ --                $--        $(0.50)
  2000         11.65        0.99(e)    (0.91)          0.08        (0.93)       --            --               --           (0.93)
  1999         11.37        1.03        0.31           1.34        (1.02)       --           (0.04)            0.00(f)      (1.06)
  1998         13.42        1.05       (1.30)         (0.25)       (1.05)       --           (0.70)           (0.05)        (1.80)
  1997         13.36        1.01        0.21           1.22        (1.01)       --           (0.15)            --           (1.16)
  1996         12.99        1.05        0.73           1.78        (1.05)       --           (0.36)            --           (1.41)
  Class B
  2001 (i)     10.79        0.45(e)    (0.53)         (0.08)       (0.46)       --            --               --           (0.46)
  2000         11.65        0.90(e)    (0.91)         (0.01)       (0.85)       --            --               --           (0.85)
  1999         11.37        0.94        0.31           1.25        (0.93)       --           (0.04)            0.00(f)      (0.97)
  1998         13.42        0.95       (1.30)         (0.35)       (0.95)       --           (0.70)           (0.05)        (1.70)
  1997         13.36        0.91        0.21           1.12        (0.91)       --           (0.15)            --           (1.06)
  1996         12.99        0.95        0.73           1.68        (0.95)       --           (0.36)            --           (1.31)

(a) A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in in total return calculations. Periods less than one year are not annualized.
(b) Computed on an annualized basis for periods less than one year.
(c) The investment adviser agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, expense ratios would have been higher.
(d) Had certain expenses not been reduced during the period, total returns would have been lower.
(e) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(f) Amount rounds to less than $0.01 per share.
(g) For the period March 2, 1998 (inception) through December 31, 1998.

                                         See accompanying notes to financial statements.

                                                         RATIOS TO AVERAGE NET ASSETS:
                                                         -----------------------------
         NET ASSET                       NET ASSETS,
          VALUE,          TOTAL            END OF                        NET INVESTMENT         PORTFOLIO
         END OF          RETURN          THE PERIOD        EXPENSES          INCOME              TURNOVER
       THE PERIOD       (%) (a)            (000)           (%) (b)           (%) (b)             RATE (%)
       ----------       -------            -----           -------           -------             --------
        $ 11.59          4.0             $ 15,075          0.66               6.98                   41
          11.54          7.6               14,013          0.67               7.40                   83
          11.54         (0.0)(h)           10,320          0.72               7.12                   63
          12.38          8.2                9,289          0.76               6.69                   65
          12.41         11.4                4,153          0.80               6.98                   54
          12.06          4.6                1,844          0.80               7.25                  104

        $  5.67         (3.5)            $ 41,797          1.42              10.90                   37
           6.21        (16.1)              46,960          1.36              11.47                   60
           8.30          4.0               74,589          1.28              10.22                   89
           8.86         (1.8)              73,023          1.32               9.81                   75
           9.94         15.4               62,739          1.36               9.03                   99
           9.42         14.9(d)            42,992          1.53(c)            9.32                  134

           5.67         (4.0)              42,600          2.17              10.15                   37
           6.22        (16.6)              47,793          2.11              10.72                   60
           8.30          3.3               70,218          2.03               9.47                   89
           8.85         (2.5)              60,322          2.07               9.06                   75
           9.93         14.4               42,401          2.11               8.28                   99
           9.42         14.1(d)            17,767          2.19(c)            8.33                  134

           5.67         (4.0)               4,770          2.17              10.13                   37
           6.22        (16.6)               5,369          2.11              10.72                   60
           8.30          3.3                9,138          2.03               9.47                   89
           8.85         (4.1)               7,732          2.07               9.06                   75

        $ 10.25         (0.6)            $106,219          1.29               9.37                    7
          10.80          0.7              116,986          1.24               8.73                   13
          11.65         12.2              124,869          1.21               9.09                   19
          11.37         (1.7)             127,306          1.19               8.33                   33
          13.42          9.3              144,706          1.18               7.36                   37
          13.36         14.5(d)            90,729          0.96(c)            8.23                   52

          10.25         (0.9)             113,726          2.05               8.62                    7
          10.79         (0.2)             120,200          1.99               7.98                   13
          11.65         11.3              127,723          1.96               8.34                   19
          11.37         (2.5)             134,049          1.94               7.58                   33
          13.42          8.5              146,083          1.93               6.61                   37
          13.36         13.7(d)            93,408          1.71(c)            7.48                   52

(h) Amount is less than one tenth of one percent.

(i) For the six months ended June 30, 2001 (unaudited). As required, effective January 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and
    began amortizing premium on debt securities. For Bond Income Fund, the effect of this change was to decrease the ratio of net investment income to average net assets from 7.02% to 6.98% for Class Y.
    For High Income Fund, the effect of this change was to decrease the ratio of net investment income to average net assets from 11.11% to 10.90% for Class A, 10.36% to 10.15% for Class B and 10.34% to
    10.13% for Class C. For Strategic Income Fund, the effect of this change was to decrease the ratio of net investment income to average net assets from 9.38% to 9.37% for Class A and 8.63% to 8.62% for
    Class B.

-----------------------------------------------------------------------------------------------------------------------------------
                                                 FINANCIAL HIGHLIGHTS (continued)
-----------------------------------------------------------------------------------------------------------------------------------
For a share outstanding throughout each period.
                      INCOME (LOSS) FROM INVESTMENT OPERATIONS:                         LESS DISTRIBUTIONS:
                      ----------------------------------------  -------------------------------------------------------------------
                                       NET
            NET ASSET                 REALIZED                              DIVIDENDS
              VALUE,                 UNREALIZED                 DIVIDENDS   IN EXCESS   DISTRIBUTIONS  DISTRIBUTIONS
            BEGINNING      NET       AND GAIN      TOTAL FROM    FROM NET    OF NET       FROM NET      IN EXCESS OF
                OF      INVESTMENT   (LOSS) ON     INVESTMENT   INVESTMENT  INVESTMENT   REALIZED       NET REALIZED       TOTAL
            THE PERIOD    INCOME    INVESTMENTS    OPERATIONS     INCOME      INCOME    CAPITAL GAINS   CAPITAL GAINS  DISTRIBUTIONS
            ----------    ------    -----------    ----------     ------      ------    -------------   -------------  -------------

STRATEGIC INCOME FUND (continued)
---------------------------------
  CLASS C
  2001 (f)    $10.78      $ 0.45(e)   $(0.53)        $(0.08)      $(0.46)     $ --          $ --             $ --          $(0.46)
  2000         11.64        0.90(e)    (0.91)         (0.01)       (0.85)       --            --               --           (0.85)
  1999         11.36        0.94        0.31           1.25        (0.93)       --           (0.04)            0.00(d)      (0.97)
  1998         13.41        0.95       (1.30)         (0.35)       (0.95)       --           (0.70)           (0.05)        (1.70)
  1997         13.35        0.91        0.21           1.12        (0.91)       --           (0.15)            --           (1.06)
  1996         12.99        0.95        0.72           1.67        (0.95)       --           (0.36)            --           (1.31)
  CLASS Y
  2001 (f)     10.81        0.51(e)    (0.53)         (0.02)       (0.52)       --            --               --           (0.52)
  2000         11.65        0.96(e)    (0.84)          0.12        (0.96)       --            --               --           (0.96)
  1999(e)      11.45        0.86       (0.56)          0.30        (0.10)       --            --               0.00(d)      (0.10)

LIMITED TERM U.S. GOVERNMENT FUND
---------------------------------
  CLASS A
  2001 (f)    $11.16      $ 0.29      $ 0.05         $ 0.34       $(0.29)     $ --          $ --             $ --          $(0.29)
  2000         10.97        0.69        0.20           0.89        (0.70)       --            --               --           (0.70)
  1999         11.70        0.66       (0.74)         (0.08)       (0.65)       --            --               --           (0.65)
  1998         11.64        0.67        0.06           0.73        (0.67)       --            --               --           (0.67)
  1997         11.55        0.72        0.09           0.81        (0.72)       --            --               --           (0.72)
  1996         12.10        0.81       (0.54)          0.27        (0.82)       --            --               --           (0.82)
  CLASS B
  2001 (f)     11.14        0.26        0.06           0.32        (0.26)       --            --               --           (0.26)
  2000         10.95        0.62        0.20           0.82        (0.63)       --            --               --           (0.63)
  1999         11.69        0.59       (0.75)         (0.16)       (0.58)       --            --               --           (0.58)
  1998         11.62        0.60        0.07           0.67        (0.60)       --            --               --           (0.60)
  1997         11.54        0.65        0.08           0.73        (0.65)       --            --               --           (0.65)
  1996         12.09        0.73       (0.54)          0.19        (0.74)       --            --               --           (0.74)
  CLASS C
  2001 (f)     11.15        0.26        0.06           0.32        (0.26)       --            --               --           (0.26)
  2000         10.96        0.62        0.20           0.82        (0.63)       --            --               --           (0.63)
  1999         11.70        0.59       (0.75)         (0.16)       (0.58)       --            --               --           (0.58)
  1998         11.63        0.60        0.07           0.67        (0.60)       --            --               --           (0.60)
  1997         11.54        0.65        0.09           0.74        (0.65)       --            --               --           (0.65)
  1996         12.10        0.75       (0.57)          0.18        (0.74)       --            --               --           (0.74)
  CLASS Y
  2001 (f)     11.20        0.32        0.10           0.42        (0.28)       --            --               --           (0.28)
  2000         11.00        0.75        0.19           0.94        (0.74)       --            --               --           (0.74)
  1999         11.73        0.70       (0.74)         (0.04)       (0.69)       --            --               --           (0.69)
  1998         11.66        0.72        0.06           0.78        (0.71)       --            --               --           (0.71)
  1997         11.58        0.76        0.08           0.84        (0.76)       --            --               --           (0.76)
  1996         12.13        0.85       (0.54)          0.31        (0.86)       --            --               --           (0.86)

(a) A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in in total return calculations. Periods less than one year are not annualized.
(b) Computed on an annualized basis for periods less than one year.
(c) Had certain expenses not been reduced during the preiod, total returns would have been lower.
(d) Amount rounds to less than $0.01 per share.
(e) For the period December 1, 1999 (inception) through December 31, 1999.
(f) For the six months ended June 30, 2001 (unaudited). As required, effective January 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities.
    For Strategic Income Fund, the effect of this change was to decrease the ratio of net investment income to average net assets from 8.62% to 8.61% for Class C and 9.78% to 9.77% for Class Y. For Limited Term U.S. Government Fund, the effect of this change was to decrease the ratio of net investment income to average net assets from 5.17% to 5.06% for Class A, 4.52% to
    4.42% for Class B, 4.52% to 4.41% for Class C and 5.62% to 5.51% for Class Y.
(g) The investment adviser agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, expense ratios would have been higher.See accompanying notes to financial statements.

                                                         RATIOS TO AVERAGE NET ASSETS:
                                                         -----------------------------
         NET ASSET                       NET ASSETS,
          VALUE,          TOTAL            END OF                        NET INVESTMENT         PORTFOLIO
         END OF          RETURN          THE PERIOD        EXPENSES          INCOME              TURNOVER
       THE PERIOD       (%) (a)            (000)           (%) (b)           (%) (b)             RATE (%)
       ----------       -------            -----           -------           -------             --------
        $ 10.24         (0.9)            $ 35,254          2.05               8.61                    7
          10.78         (0.2)              37,208          1.99               7.98                   13
          11.64         11.3               40,265          1.96               8.34                   19
          11.36         (2.5)              45,457          1.94               7.58                   33
          13.41          8.5                6,515          1.93               6.61                   37
          13.35         13.6(c)            31,746          1.71(g)            7.48                   52

          10.27         (0.3)                 409          0.93               9.77                    7
          10.81          1.0                  335          0.90               9.07                   13
          11.65          2.7(c)               0.2          0.96(g)            9.34                   19

        $ 11.21          3.1             $116,047          1.40               5.06                  245
          11.16          8.3              118,833          1.40               6.18                  384
          10.97         (0.7)             149,756          1.33               5.91                  400
          11.70          6.5              194,032          1.31               5.81                 1,376
          11.64          7.3              222,185          1.28               6.40                  533
          11.55          2.4              276,178          1.25               7.13                  327

          11.20          2.8               12,253          2.05               4.42                  245
          11.14          7.7               11,884          2.05               5.53                  384
          10.95         (1.4)              14,601          1.98               5.26                  400
          11.69          5.9               18,116          1.96               5.16                 1,376
          11.62          6.5               16,060          1.93               5.75                  533
          11.54          1.7               18,503          1.90               6.48                  327

          11.21          2.8                7,602          2.05               4.41                  245
          11.15          7.7                6,617          2.05               5.53                  384
          10.96         (1.4)               9,054          1.98               5.26                  400
          11.70          5.9               13,962          1.96               5.16                 1,376
          11.63          6.6               15,699          1.93               5.75                  533
          11.54          1.6               14,903          1.90               6.48                  327

          11.34          3.8                3,046          0.95               5.51                  245
          11.20          8.8                3,254          0.95               6.63                  384
          11.00         (0.3)               7,086          0.98               6.26                  400
          11.73          6.9                8,345          0.96               6.16                 1,376
          11.66          7.5                5,262          0.93               6.75                  533
          11.58          2.8                5,313          0.90               7.48                  327

-----------------------------------------------------------------------------------------------------------------------------------
                                                 FINANCIAL HIGHLIGHTS (continued)
-----------------------------------------------------------------------------------------------------------------------------------
For a share outstanding throughout each period.
                      INCOME (LOSS) FROM INVESTMENT OPERATIONS:                         LESS DISTRIBUTIONS:
                      ----------------------------------------  -------------------------------------------------------------------
                                       NET
            NET ASSET                 REALIZED                              DIVIDENDS
              VALUE,                 UNREALIZED                 DIVIDENDS   IN EXCESS   DISTRIBUTIONS  DISTRIBUTIONS
            BEGINNING      NET       AND GAIN      TOTAL FROM    FROM NET    OF NET       FROM NET      IN EXCESS OF
                OF      INVESTMENT   (LOSS) ON     INVESTMENT   INVESTMENT  INVESTMENT   REALIZED       NET REALIZED       TOTAL
            THE PERIOD    INCOME    INVESTMENTS    OPERATIONS     INCOME      INCOME    CAPITAL GAINS   CAPITAL GAINS  DISTRIBUTIONS
            ----------    ------    -----------    ----------     ------      ------    -------------   -------------  -------------

GOVERNMENT SECURITIES FUND
  CLASS A
  2001 (c)    $11.18      $ 0.28      $(0.16)        $ 0.12       $(0.28)     $ --          $ --             $ --          $(0.28)
  2000         10.47        0.62        0.69           1.31        (0.60)       --            --               --           (0.60)
  1999         11.90        0.67       (1.42)         (0.75)       (0.68)       --            --               --           (0.68)
  1998         11.56        0.68        0.33           1.01        (0.67)       --            --               --           (0.67)
  1997         11.08        0.62        0.48           1.10        (0.62)       --            --               --           (0.62)
  1996         11.73        0.71       (0.64)          0.07        (0.72)       --            --               --           (0.72)
  CLASS B
  2001 (c)     11.18        0.24       (0.16)          0.08        (0.24)       --            --               --           (0.24)
  2000         10.47        0.54        0.69           1.23        (0.52)       --            --               --           (0.52)
  1999         11.90        0.59       (1.42)         (0.83)       (0.60)       --            --               --           (0.60)
  1998         11.56        0.58        0.34           0.92        (0.58)       --            --               --           (0.58)
  1997         11.08        0.54        0.48           1.02        (0.54)       --            --               --           (0.54)
  1996         11.74        0.63       (0.65)         (0.02)       (0.64)       --            --               --           (0.64)
  CLASS Y
  2001 (c)     11.17        0.30       (0.17)          0.13        (0.30)       --            --               --           (0.30)
  2000         10.44        0.65        0.71           1.36        (0.63)       --            --               --           (0.63)
  1999         11.88        0.70       (1.43)         (0.73)       (0.71)       --            --               --           (0.71)
  1998         11.54        0.72        0.32           1.04        (0.70)       --            --               --           (0.70)
  1997         11.07        0.65        0.47           1.12        (0.65)       --            --               --           (0.65)
  1996         11.71        0.74       (0.63)          0.11        (0.75)       --            --               --           (0.75)

(a) A sales charge for Class A shares and a contingent deferred sales charge for Class B shares are not reflected in in total return calculations. Periods less than one year are not annualized.
(b) Computed on an annualized basis for periods less than one year.
(c) For the six months ended June 30, 2001 (unaudited). As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities.
    The effect of this change was to decrease the ratio of net investment income to average net assets from 5.02% to 4.92% for
    Class A, 4.27% to 4.17% for Class B and 5.39% to 5.29% for Class Y.

                                         See accompanying notes to financial statements.


                                                         RATIOS TO AVERAGE NET ASSETS:
                                                         -----------------------------
         NET ASSET                       NET ASSETS,
          VALUE,          TOTAL            END OF                        NET INVESTMENT         PORTFOLIO
         END OF          RETURN          THE PERIOD        EXPENSES          INCOME              TURNOVER
       THE PERIOD       (%) (a)            (000)           (%) (b)           (%) (b)             RATE (%)
       ----------       -------            -----           -------           -------             --------


        $ 11.02          1.1             $ 69,609          1.38               4.92                  287
          11.18         12.9               70,909          1.41               5.69                  622
          10.47         (6.4)              84,904          1.36               6.00                  313
          11.90          9.0              103,032          1.38               5.80                  106
          11.56         10.3              103,583          1.36               5.63                  391
          11.08          0.8              120,607          1.32               6.45                  462

          11.02          0.7               11,182          2.13               4.17                  287
          11.18         12.1               10,343          2.16               4.94                  622
          10.47         (7.1)               9,430          2.11               5.25                  313
          11.90          8.2                9,657          2.13               5.05                  106
          11.56          9.5                5,654          2.11               4.88                  391
          11.08         (0.1)               5,385          2.07               5.70                  462

          11.00          1.2                4,640          1.01               5.29                  287
          11.17         13.5                4,593          1.01               6.09                  622
          10.44         (6.3)               2,754          1.11               6.25                  313
          11.88          9.3                3,404          1.13               6.05                  106
          11.54         10.5                6,658          1.11               5.88                  391
          11.07          1.1                6,384          1.07               6.70                  462

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------







                                    NOTES TO
                              FINANCIAL STATEMENTS

-------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

For the Six Months Ended June 30, 2001
(Unaudited)

1. ORGANIZATION. CDC Nvest Funds Trust I, formerly Nvest Funds Trust
I, and CDC Nvest Funds Trust II, formerly Nvest Funds Trust II, (the "Trusts" and each a "Trust") are organized as Massachusetts business trusts. Each Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Each Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trust in multiple series (individually, a "Fund" and, collectively, the "Funds"). Information presented in these financial statements pertains to the income funds of the Trusts, the financial statements of the other Funds of the Trusts are presented in separate reports. The following table provides a list of the Funds included in this report.

CDC Nvest Funds Trust I:
------------------------
  CDC Nvest Bond Income Fund (the "Bond Income Fund"), formerly Nvest Bond
    Income Fund
  CDC Nvest Strategic Income Fund (the "Strategic Income Fund"), formerly Nvest
    Strategic Income Fund
  CDC Nvest Government Securities Fund (the "Government Securities Fund"), formerly Nvest Government Securities Fund


CDC Nvest Funds Trust II:
-------------------------
  CDC Nvest Short Term Corporate Income Fund (the "Short Term Corporate Income
    Fund"), formerly Nvest Short Term Corporate Income Fund
  CDC Nvest High Income Fund (the "High Income Fund"), formerly Nvest High
    Income Fund
  CDC Nvest Limited Term U.S. Government Fund (the Limited Term U.S. Government
    Fund"), formerly Nvest Limited Term U.S. Government Fund

Short Term Corporate Income Fund and High Income Fund each offer Class A, Class B, and Class C shares. Bond Income Fund, Strategic Income Fund and Limited Term U.S. Government Fund each offer Class A, Class B, Class C and Class Y shares. Government Securities Fund offers Class A, Class B and Class Y shares. Class A shares of all Funds except Short Term Corporate Income Fund and Limited Term U.S. Government Fund are sold with a maximum front end sales charge of 4.50%. Class A shares of Short Term Corporate Income and Limited Term U.S. Government Fund are sold with a maximum front end sales charge of 3.00%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge ("CDSC") if those shares are redeemed within six years of purchase (or five years if purchased before May 1, 1997). Class C shares are sold with a maximum front end sales charge of 1.00%, do not convert to any other class of shares and pay a higher ongoing distribution fee than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year. Class Y shares do not pay a front end sales charge, a CDSC or distribution fees. They are intended for institutional investors with a minimum initial investment of $1,000,000.

Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees and transfer agent fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund, if the Fund were liquidated. The Trustees approve separate dividends from net investment income on each class of shares.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION. Debt securities (other than short-term obligations with a remaining maturity of less than sixty days) are valued on the basis of valuations furnished to the Fund by a pricing service, which has been authorized by the Trustees. The pricing service determines valuations for normal, institutional size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates market value. Equity securities are valued on the basis of valuations furnished to the Fund by a pricing service, which has been authorized by the Board of Trustees. The pricing service provides the last reported sale price for securities listed on an applicable securities exchange or on the NASDAQ national market system, or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. All other securities and assets are valued at their fair value as determined in good faith by the Fund's investment adviser and subadviser, under the supervision of the Fund's Trustees.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME. Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis.

C. FOREIGN CURRENCY TRANSLATION. The books and records of the Funds are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations arising from changes in market prices of the investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from: sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities at the end of the fiscal periods, resulting from changes in exchange rates.

D. OPTIONS. The Limited Term U.S. Government Fund and Government Securities Fund may use options to hedge against changes in the values of securities each Fund owns or expects to purchase. Writing puts and buying calls tends to increase a Fund's exposure to the underlying instrument and writing calls or buying puts tends to decrease a Fund's exposure to the underlying instrument, or hedge other Fund investments.

For options purchased to hedge a Fund's investments, the potential risk to the Fund is that the change in the value of option contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Fund, the maximum loss is not limited to the premium initially received for the option.

Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over the counter are valued using prices supplied by the dealers.

E. INTEREST RATE FUTURES CONTRACTS. The Limited Term U.S. Government Fund and Government Securities Fund may purchase or sell interest rate futures contracts to hedge against changes in the values of securities each Fund owns or expects to purchase. An interest rate futures contract is an agreement between two parties to buy and sell a security for a set price (or to deliver an amount of cash) on a future date. Upon entering into such a contract, the purchasing Fund is required to pledge to the broker an amount of cash, U.S. government securities or other high quality debt securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract.

Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The potential risk to the Fund is that the change in value of futures contracts primarily corresponds with the value of underlying instruments which may not correspond to the change in the value of the hedged instruments. In addition, there is a risk that the Fund may not be able to close out its futures positions due to an illiquid secondary market.

F. FEDERAL AND FOREIGN INCOME TAXES. The Trusts treat each Fund as a separate entity for Federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains, at least annually. Accordingly, no provision for federal income tax has been made. A Fund may be subject to foreign taxes on income and gains on investments which are accrued based upon the Fund's understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities, such taxes are accrued as applicable.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends are declared daily to shareholders of record and are paid monthly. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for book and tax purposes of items such as distributions from real estate investment trusts, capital loss carryforwards, paydowns on mortgage-backed securities and foreign currency transactions. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts.

H. REPURCHASE AGREEMENTS. Each Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is each Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price, including interest. Each Fund's subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities.

3. PURCHASES AND SALES OF SECURITIES. For the period ended June 30, 2001, purchases and sales of securities (excluding short-term investments) were as follows:

                                             U.S. Government/Agency              Other Securities
                                             ----------------------              ----------------
  Fund                                       Purchases        Sales            Purchases         Sales
  ----                                       ---------        -----            ---------         -----
Short Term Corporate Income Fund            $  3,111,016   $  7,621,397       $ 23,801,916     $ 23,601,346
Bond Income Fund                              31,316,547     46,243,085        104,752,027       77,485,681
High Income Fund                               3,247,702      3,367,220         32,667,425       37,750,882
Strategic Income Fund                          1,575,909        998,471         16,039,081       20,741,608
Limited Term U.S. Government Fund            311,883,512    310,053,047         23,197,975       28,960,338
Government Securities Fund                   241,070,671    239,948,120             51,000            6,000

4A. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES. CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers") is the investment adviser to each of the Funds. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund's average daily net assets:

                                              Percentage of Average Daily Net Assets
                                              --------------------------------------
                                      First           Next            Next           Over
  Fund                            $100 million    $100 million    $300 million    $500 million
  ----                            ------------    ------------    ------------    ------------
Short Term Corporate Income Fund     0.550%          0.550%          0.510%          0.470%
Bond Income Fund                     0.500%          0.375%          0.375%          0.375%
High Income Fund                     0.700%          0.700%          0.650%          0.650%
Strategic Income Fund                0.650%          0.650%          0.600%          0.600%
Limited Term U.S. Government Fund    0.650%          0.650%          0.625%          0.600%
Government Securities Fund           0.650%          0.650%          0.625%          0.600%

For the period ended June 30, 2001, the management fees and waivers for each Fund were as follows:

                                          Gross         Waiver of         Net        Percentage of Average
                                       Management      Management     Management       Daily Net Assets
  Fund                                     Fee             Fee            Fee           Gross      Net
  ----                                 ----------      ----------     ----------        -----      ---
Short Term Corporate Income Fund       $   169,206     $   133,073     $    36,133       0.55%     0.12%
Bond Income Fund                           642,851          --             642,851       0.42%     0.42%
High Income Fund                           355,448          --             355,448       0.70%     0.70%
Strategic Income Fund                      846,547          --             846,547       0.64%     0.64%
Limited Term U.S. Government Fund          455,312          --             455,312       0.65%     0.65%
Government Securities Fund                 277,863          --             277,863       0.65%     0.65%

CDC IXIS Advisers has entered into a subadviser agreement for each Fund with Loomis, Sayles & Company, L.P. ("Loomis Sayles"). Payments to CDC IXIS Advisers are reduced by payments to the subadvisers. Prior to June, 2001, each Fund except High Income Fund and Strategic Income Fund was subadvised by Back Bay Advisors, L.P. ("Back Bay"). CDC IXIS Advisers, Loomis Sayles and Back Bay are wholly-owned subsidiaries of CDC IXIS Asset Management North America, L.P. Certain officers and directors of CDC IXIS Advisers are also officers or Trustees of the Funds.

B. ACCOUNTING AND ADMINISTRATIVE EXPENSE. CDC IXIS Asset Management Services, Inc. ("CIS"), a wholly owned subsidiary of CDC IXIS Asset Management North America, L.P., performs certain accounting and administrative services for the Funds. Pursuant to an agreement among the Trusts, CDC Nvest Funds Trust III, CDC Nvest Cash Management Trust, CDC Nvest Tax Exempt Money Market Trust, CDC Nvest Companies Trust I and CIS each Fund pays CIS its pro rata portion of a group fee for these services representing the higher amount based on the following calculations:

            (1) Percentage of Eligible Average Daily Net Assets
                -----------------------------------------------
               First           Next          Over
             $5 billion     $5 billion    $10 billion
              0.0350%         0.0325%       0.0300%
            or
            (2) Each Trust's pro rata portion, based on eligible assets, of the annual aggregate minimum fee of $2.5 million.

For the period ended June 30, 2001, amounts paid to CIS for accounting and administrative expense were as follows:

                                      Accounting
                                          And          Percentage of Average
  Fund                               Administrative       Daily Net Assets
  ----                               --------------       ----------------
Short Term Corporate Income Fund      $   13,335               0.043%
Bond Income Fund                          67,187               0.043%
High Income Fund                          21,980               0.043%
Strategic Income Fund                     57,529               0.043%
Limited Term U.S. Government Fund         30,366               0.043%
Government Securities Fund                18,537               0.043%

C. TRANSFER AGENT FEES. CIS is the transfer and shareholder servicing agent for each Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. Each Fund pays CIS service fees for servicing shareholder accounts. Class A, B and C shareholders pay service fees monthly representing the higher amount based on the following calculations:

            (1) Annual aggregate fee determined by applying an annual fee rate
                (see schedule below) to the eligible average daily net assets. Eligible assets are the average daily net assets of all non-networked accounts in bond funds offered within the CDC Nvest Family of Funds for which there are exchange privileges among the Funds.

                        First             Next                Over
                    $1.2 billion     Next $5 billion      $6.2 billion
                    ------------     ---------------      ------------
                       0.142%            0.135%              0.130%

                Each Class of shares is subject to an annual class minimum of $18,000.
                or
            (2) An allocated portion, based on eligible assets, of an annual aggregate minimum fee of $2.5 million.

In addition, pursuant to other servicing agreements, Class A, B and C shareholders pay service fees to other firms that provide similar services for their own shareholder accounts.

Class Y shareholders pay service fees monthly at an annual rate of 0.10% of their average daily net assets.

CIS, BFDS and other firms are also reimbursed by the Funds for out-of-pocket expenses. For the period ended June 30, 2001, amounts paid to CIS as compensation for its services as transfer agent were as follows:

                                  Transfer Agent        Percentage of Average
  Fund                                 Fee                Daily Net Assets
  ----                            --------------        ---------------------

Short Term Corporate Income Fund   $    60,198                 0.196%
Bond Income Fund                       208,096                 0.134%
High Income Fund                        76,290                 0.150%
Strategic Income Fund                  190,530                 0.143%
Limited Term U.S. Government Fund      136,220                 0.194%
Government Securities Fund              63,021                 0.147%

D. SERVICE AND DISTRIBUTION FEES. Pursuant to Rule 12b-1 under the 1940 Act, the Trusts have adopted a Service Plan relating to each Fund's Class A shares (the "Class A Plan") and Service and Distribution Plans relating to each Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, the Fund pays CDC IXIS Asset Management Distributors, L.P. ("CDC IXIS Distributors"), the Fund's distributor (a wholly owned subsidiary of CDC IXIS Asset Management North America, L.P. ), a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses incurred by CDC IXIS Distributors in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. Also under the Class A Plan, Limited Term U.S. Government Fund pays CDC IXIS Distributors a monthly distribution fee at the annual rate of 0.10% of the average daily net assets attributable to the Fund's Class A shares as reimbursement for expenses incurred by CDC IXIS Distributors in connection with the marketing or sale the Fund's Class A shares.

Under the Class B and Class C Plans, each Fund pays CDC IXIS Distributors a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses incurred by CDC IXIS Distributors in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts.

Also under the Class B and Class C Plans, each Fund pays CDC IXIS Distributors a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses incurred by CDC IXIS Distributors in connection with the marketing or sale of Class B and Class C shares.

For the period ended June 30, 2001, the Funds paid the following service and distribution fees:

                                                    Service Fee                       Distribution Fee
                                         -------------------------------     ---------------------------------
                                         Class A      Class B    Class C     Class A       Class B     Class C
                                         -------      -------    -------     -------       -------     -------
Short Term Corporate Income Fund         $ 71,223    $  4,611    $    578    $    --       $ 13,834    $  1,733
Bond Income Fund                          220,079     132,728      15,787         --        398,183      47,361
High Income Fund                           59,424      60,700       6,822         --        182,100      20,465
Strategic Income Fund                     140,043     146,568      44,995         --        439,705     134,983
Limited Term U.S. Government Fund         146,645      15,197       9,385       58,658       45,591      28,156
Government Securities Fund                 87,515      13,634        --           --         40,902        --

Prior to September 13, 1993 for Short Term Corporate Income Fund and Bond Income Fund and September 24, 1993 for Limited Term U.S. Government Fund and Government Securities Fund, to the extent that reimburseable expenses of CDC IXIS Distributors in prior years exceeded the maximum amount payable under the Plan for that year, such expenses could be carried forward for reimbursement in future years in which the Class A Plan remains in effect. Unreimbursed expenses carried forward at December 31, 2000 were as follows:

  Fund
  ----
Short Term Corporate Income Fund          $  1,929,283
Bond Income Fund  1,919,349
Limited Term U.S. Government Fund            2,272,723
Government Securities Fund                   1,583,658

Commissions (including contingent deferred sales charges) on Fund shares paid to CDC IXIS Distributors by investors in shares of the Funds during the period ended June 30, 2001 were as follows:

  Fund
  ----
Short Term Corporate Income Fund          $     13,531
Bond Income Fund                               289,755
High Income Fund                               140,953
Strategic Income Fund                          247,520
Limited Term U.S. Government Fund               54,366
Government Securities Fund                      94,653

E. TRUSTEES FEES AND EXPENSES. The Funds do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of CDC IXIS Advisers, CDC IXIS Distributors, CDC IXIS Asset Management North America, L.P., CIS or their affiliates. Each other Trustee receives a retainer fee at the annual rate of $40,000 and meeting attendance fees of $3,500 for each meeting of the Board of Trustees attended. Each committee member receives an additional retainer fee at the annual rate of $6,000 while each committee chairman receives a retainer fee (beyond the $6,000 fee) at the annual rate of $4,000. These fees are allocated to the various CDC Nvest Funds based on a formula that takes into account, among other factors, the relative net assets of each Fund.

A deferred compensation plan (the "Plan") is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been had it been invested in the Funds or certain other CDC Nvest Funds on the normal payment date. Deferred amounts remain in the Funds until distributed in accordance with the Plan.

5. CAPITAL SHARES. Each Fund may issue an unlimited number of shares of beneficial interest. Transactions in capital shares were as follows:

                                                                        SHORT TERM CORPORATE INCOME FUND
                                                                        --------------------------------
                                                                  SIX MONTHS ENDED               YEAR ENDED
                                                                   JUNE 30, 2001               DECEMBER 31, 2000
                                                              -------------------------     -------------------------
                                                                SHARES        AMOUNT          SHARES        AMOUNT
                                                              ----------   ------------     ----------   ------------
CLASS A
  Shares sold .............................................      218,720   $  1,545,043        749,039   $  5,234,440
  Shares issued in connection with the reinvestment of:
   Dividends from net investment income ...................      157,724      1,114,297        397,101      2,765,364
                                                              ----------   ------------     ----------   ------------
                                                                 376,444      2,659,340      1,146,140      7,999,804
  Shares repurchased ......................................     (732,062)    (5,245,937)    (3,181,705)   (22,139,392)
                                                              ----------   ------------     ----------   ------------
  Net increase (decrease) .................................     (355,618)  $ (2,586,597)    (2,035,565)  $(14,139,588)
                                                              ----------   ------------     ----------   ------------
CLASS B
  Shares sold .............................................       74,437   $    526,274        190,107   $  1,320,535
  Shares issued in connection with the reinvestment of:
   Dividends from net investment income ...................       11,591         81,775         24,494        170,389
                                                              ----------   ------------     ----------   ------------
                                                                  86,028        608,049        214,601      1,490,924
  Shares repurchased ......................................      (37,467)      (264,387)      (250,248)    (1,738,688)
                                                              ----------   ------------     ----------   ------------
  Net increase (decrease) .................................       48,561   $    343,662        (35,647)  $   (247,764)
                                                              ----------   ------------     ----------   ------------
CLASS C
  Shares sold .............................................        3,562   $     25,210         17,569   $    121,940
  Shares issued in connection with the reinvestment of:
   Dividends from net investment income ...................        1,685         11,875          3,664         25,483
                                                              ----------   ------------     ----------   ------------
                                                                   5,247         37,085         21,233        147,423
  Shares repurchased ......................................      (17,564)      (124,185)       (25,262)      (176,256)
                                                              ----------   ------------     ----------   ------------
  Net increase (decrease) .................................      (12,317)  $    (87,100)        (4,029)  $    (28,833)
                                                              ----------   ------------     ----------   ------------
CLASS Y
  Shares sold .............................................         --     $       --             --     $       --
  Shares issued in connection with the reinvestment of:
   Dividends from net investment income ...................         --             --             --             --
                                                              ----------   ------------     ----------   ------------
                                                                    --             --             --             --
  Shares repurchased ......................................         --             --             --             --
                                                              ----------   ------------     ----------   ------------
  Net increase (decrease) .................................         --     $       --             --     $       --
                                                              ----------   ------------     ----------   ------------
  Increase (decrease) derived from capital shares
    transactions ..........................................     (319,374)  $ (2,330,035)    (2,075,241)  $(14,416,185)
                                                              ==========   ============     ==========   ============


                     BOND INCOME FUND                                            HIGH INCOME FUND
                     ----------------                                            ----------------
      SIX MONTHS ENDED                 YEAR ENDED                 SIX MONTHS ENDED                 YEAR ENDED
        JUNE 30, 2001                DECEMBER 31, 2000              JUNE 30, 2001               DECEMBER 31, 2000
   --------------------------    --------------------------    --------------------------    --------------------------
     SHARES         AMOUNT         SHARES         AMOUNT         SHARES         AMOUNT         SHARES         AMOUNT
   ----------    ------------    ----------    ------------    ----------    ------------    ----------    ------------

    2,086,901    $ 24,367,277     5,539,363    $ 62,399,490        837,404   $  5,441,835     1,717,005    $ 13,101,290

      416,719       4,870,407       926,682      10,556,925        261,548      1,650,760       578,375       4,247,799
   ----------    ------------    ----------    ------------    ----------    ------------     ----------   ------------
    2,503,620      29,237,684     6,466,045      72,956,415      1,098,952      7,092,595     2,295,380      17,349,089
   (2,705,302)    (31,534,299)   (9,837,004)   (112,051,525)    (1,282,946)    (8,201,646)   (3,723,936)    (28,123,632)
   ----------    ------------    ----------    ------------    ----------    ------------    ----------    ------------
     (201,682)   $ (2,296,615)   (3,370,959)   $(39,095,110)      (183,994)  $ (1,109,051)   (1,428,556)   $(10,774,543)
   ----------    ------------    ----------    ------------    ----------    ------------    ----------    ------------

    1,788,854    $ 20,894,760     2,643,742    $ 30,750,636        785,479   $  5,060,091     1,757,076    $ 13,136,120

      200,715       2,344,557       385,949       4,394,805        157,027        989,915       329,652       2,418,231
   ----------    ------------    ----------    ------------    ----------    ------------    ----------    ------------
    1,989,569      23,239,317     3,029,691      35,145,441        942,506      6,050,006     2,086,728      15,554,351
     (806,802)     (9,420,840)   (2,062,798)    (23,510,872)    (1,119,126)    (7,100,494)   (2,855,061)    (21,157,055)
   ----------    ------------    ----------    ------------    ----------    ------------    ----------    ------------
    1,182,767    $ 13,818,477       966,893    $ 11,634,569       (176,620)  $ (1,050,488)     (768,333)   $ (5,602,704)
   ----------    ------------    ----------    ------------    ----------    ------------    ----------    ------------

       83,683    $    978,131       290,185    $  3,311,389        183,835   $  1,209,293       231,080    $  1,717,419

       21,461         250,964        49,574         564,991         23,621        149,404        63,645         468,916
   ----------    ------------    ----------    ------------    ----------    ------------     ----------   ------------
      105,144       1,229,095       339,759       3,876,380        207,456      1,358,697       294,725       2,186,335
     (124,952)     (1,460,322)     (542,083)     (6,187,351)      (229,773)    (1,494,424)     (531,837)     (3,958,772)
   ----------    ------------    ----------    ------------    ----------    ------------     ----------   ------------
      (19,808)   $   (231,227)     (202,324)   $ (2,310,971)       (22,317)  $   (135,727)     (237,112)   $ (1,772,437)
   ----------    ------------    ----------    ------------    ----------    ------------     ----------   ------------

      296,706    $  3,484,720       556,735    $  6,338,929           --     $       --            --      $       --

       34,983         409,946        51,551         588,651           --             --            --              --
   ----------    ------------    ----------    ------------    ----------    ------------     ----------   ------------
      331,689       3,894,666       608,286       6,927,580           --             --            --              --
     (245,002)     (2,868,967)     (289,046)     (3,313,656)          --             --            --              --
   ----------    ------------    ----------    ------------    ----------    ------------     ----------   ------------
       86,687    $  1,025,699       319,240    $  3,613,924           --     $       --            --      $       --
   ----------    ------------    ----------    ------------    ----------    ------------     ----------   ------------

    1,047,964    $ 12,316,334    (2,287,150)   $(26,157,588)      (382,931)  $ (2,295,266)   (2,434,001)  $(18,149,684)
   ==========    ============    ==========    ============    ==========    ============     ==========    ============


                                                                             STRATEGIC INCOME FUND
                                                                             ---------------------

                                                                  SIX MONTHS ENDED               YEAR ENDED
                                                                   JUNE 30, 2001               DECEMBER 31, 2000
                                                              -------------------------     -------------------------
                                                                SHARES        AMOUNT          SHARES        AMOUNT
                                                              ----------   ------------     ----------   ------------
CLASS A
  Shares sold .............................................      591,714     $  6,336,919     2,213,180    $ 25,281,376
  Shares issued in connection with the reinvestment of:
   Dividends from net investment income ...................      389,109        4,110,310       701,656       7,899,022
                                                              ----------     ------------    ----------    ------------
                                                                 980,823       10,447,229     2,914,836      33,180,398
  Shares repurchased ......................................   (1,456,917)     (15,464,717)   (2,796,975)    (31,690,868)
                                                              ----------     ------------    ----------    ------------
  Net increase (decrease) .................................     (476,094)    $ (5,017,488)      117,861    $  1,489,530
                                                              ----------     ------------    ----------    ------------
CLASS B
  Shares sold .............................................      725,759     $  7,715,424     2,029,777    $ 23,008,589
  Shares issued in connection with the reinvestment of:
   Dividends from net investment income ...................      325,584        3,438,221       550,085       6,189,182
                                                              ----------     ------------    ----------    ------------
                                                               1,051,343       11,153,645     2,579,862      29,197,771
  Shares repurchased ......................................   (1,093,082)     (11,597,024)   (2,408,804)    (27,321,187)
                                                              ----------     ------------    ----------    ------------
  Net increase (decrease) .................................      (41,739)    $   (443,379)      171,058    $  1,876,584
                                                              ----------     ------------    ----------    ------------
CLASS C
  Shares sold .............................................      261,122     $  2,789,413       602,299    $  6,832,461
  Shares issued in connection with the reinvestment of:
   Dividends from net investment income ...................      107,955        1,139,055       200,658       2,257,365
                                                              ----------     ------------    ----------    ------------
                                                                 369,077        3,928,468       802,957       9,089,826
  Shares repurchased ......................................     (377,887)      (4,043,725)     (812,058)     (9,201,152)
                                                              ----------     ------------    ----------    ------------
  Net increase (decrease) .................................       (8,810)    $   (115,257)       (9,101)   $   (111,326)
                                                              ----------     ------------    ----------    ------------
CLASS Y
  Shares sold .............................................       19,136     $    202,097        33,074    $    374,798
  Shares issued in connection with the reinvestment of:
   Dividends from net investment income ...................        1,726           18,242         1,129          12,412
                                                              ----------     ------------    ----------    ------------
                                                                  20,862          220,339        34,203         387,210
  Shares repurchased ......................................      (12,031)        (125,337)       (3,250)        (37,413)
                                                              ----------     ------------    ----------    ------------
  Net increase (decrease) .................................        8,831     $     95,002        30,953    $    349,797
                                                              ----------     ------------    ----------    ------------
  Increase (decrease) derived from capital shares
    transactions ..........................................     (517,812)    $ (5,481,122)      310,771    $  3,604,585
                                                              ==========     ============    ==========    ============


            LIMITED TERM U.S. GOVERNMENT FUND                              GOVERNMENT SECURITIES FUND
            ---------------------------------                              --------------------------

     SIX MONTHS ENDED                 YEAR ENDED                 SIX MONTHS ENDED                 YEAR ENDED
       JUNE 30, 2001                DECEMBER 31, 2000              JUNE 30, 2001               DECEMBER 31, 2000
  --------------------------    --------------------------    --------------------------    --------------------------
    SHARES         AMOUNT         SHARES         AMOUNT         SHARES         AMOUNT         SHARES         AMOUNT
  ----------    ------------    ----------    ------------    ----------    ------------    ----------    ------------

   1,406,152    $ 15,831,588      3,001,259   $ 32,964,633       851,939    $  9,513,489     1,404,259    $ 15,121,192

     214,113       2,411,834        579,635      6,371,109       141,038       1,574,193       347,841       3,727,503
  ----------    ------------     ----------   ------------    ----------    ------------    ----------    ------------
   1,620,265      18,243,422      3,580,894     39,335,742       992,977      11,087,682     1,752,100      18,848,695
  (1,924,693)    (21,670,096)    (6,582,209)   (72,192,361)   (1,016,776)    (11,343,222)   (3,523,641)    (37,613,974)
  ----------    ------------     ----------   ------------    ----------    ------------    ----------    ------------
    (304,428)   $ (3,426,674)    (3,001,315)  $(32,856,619)      (23,799)   $   (255,540)   (1,771,541)   $(18,765,279)
  ----------    ------------     ----------   ------------    ----------    ------------    ----------    ------------

     127,125    $  1,432,613        192,297   $  2,115,999       204,044    $  2,291,127       302,365    $  3,270,971

      20,504         230,577         52,413        575,303        16,418         183,172        29,227         313,755
  ----------    ------------     ----------   ------------    ----------    ------------    ----------    ------------
     147,629       1,663,190        244,710      2,691,302       220,462       2,474,299       331,592       3,584,726
    (120,226)     (1,350,880)      (510,853)    (5,580,593)     (130,636)     (1,456,659)     (307,592)     (3,283,748)
  ----------    ------------     ----------   ------------    ----------    ------------    ----------    ------------
      27,403    $    312,310       (266,143)  $ (2,889,291)       89,826    $  1,017,640        24,000    $    300,978
  ----------    ------------     ----------   ------------    ----------    ------------    ----------    ------------

     189,055    $  2,118,786        468,444   $  5,129,636          --      $       --            --      $       --

      11,840         133,254         27,936        306,813          --              --            --              --
  ----------    ------------     ----------   ------------    ----------    ------------    ----------    ------------
     200,895       2,252,040        496,380      5,436,449          --              --            --              --
    (116,110)     (1,305,862)      (728,858)    (7,963,206)         --              --            --              --
  ----------    ------------     ----------   ------------    ----------    ------------    ----------    ------------
      84,785    $    946,178       (232,478)  $ (2,526,757)         --      $       --            --      $       --
  ----------    ------------     ----------   ------------    ----------    ------------    ----------    ------------

      19,823    $    237,935         60,347   $    660,534        25,833    $    289,819       182,156    $  1,963,176

       6,900          78,255         20,417        225,415        11,305         125,994        17,534         188,421
  ----------    ------------     ----------   ------------    ----------    ------------    ----------    ------------
      26,723         316,190         80,764        885,949        37,138         415,813       199,690       2,151,597
     (48,696)       (552,662)      (434,313)    (4,767,911)      (26,758)       (299,650)      (52,065)       (549,298)
  ----------    ------------     ----------   ------------    ----------    ------------    ----------    ------------
     (21,973)   $   (236,472)      (353,549)  $ (3,881,962)       10,380    $    116,163       147,625    $  1,602,299
  ----------    ------------     ----------   ------------    ----------    ------------    ----------    ------------

    (214,213)   $ (2,404,658)    (3,853,485)  $(42,154,629)       76,407    $    878,263    (1,599,916)   $(16,862,002)
   ==========    ============    ==========    ============    ==========   ============     ==========   ============


6. LINE OF CREDIT. High Income Fund and Strategic Income Fund, along with certain other portfolios that comprise the CDC Nvest Funds Trusts participate in a $100,000,000 committed line of credit provided by Citibank, N.A. under a credit agreement (the "Agreement") dated March 2, 2001. Advances under the Agreement are taken primarily for temporary or emergency purposes. Borrowings under the Agreement bear interest at a rate tied to one of several short-term rates that may be selected by the lender from time to time. In addition, the Funds are charged a facility fee equal to 0.08% per annum on the unused portion of the line of credit. The annual cost of maintaining the line of credit and the facility fee is apportioned pro rata among the participating Funds. There were no borrowings as of or during the period ended June 30, 2001.

7. SECURITY LENDING. The Funds have each entered into an agreement with a third party to lend their securities. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The Funds receive fees for lending their securities. The market value of securities on loan to third parties and the value of collateral held by the Funds with respect to such loans at June 30, 2001, is as follows:

                                   Market Value of           Value of Collateral
  Fund                            Securities on Loan              Received
  ----                            ------------------              --------
Short Term Corporate Income Fund    $      --                   $      --
Bond Income Fund                     28,418,202                  29,053,581
High Income Fund                     21,905,435                  22,467,000
Strategic Income Fund                12,460,124                  12,943,260
Limited Term U.S. Government Fund    32,743,832                  33,405,200
Government Securities Fund                 --                          --

8. CONTINGENT EXPENSE OBLIGATION. CDC IXIS Advisers has given a binding undertaking to Short Term Corporate Income Fund to defer its management fee and, if necessary, bear certain expenses associated with the Fund to limit its operating expenses. This limitation is in effect until May 1, 2002 and will be reevaluated on an annual basis.

If in the following fiscal year the actual operating expenses of a Fund that previously received a deferral or reimbursement are less than the expense limit for that Fund, the Fund is required to pay an amount of additional expense that is the lower of the difference between the expense limit and the actual amount of fees previously waived or expenses reimbursed.

At June 30, 2001, the expense limits as a percentage of average daily net assets and amount subject to possible reimbursement under the expense limitation agreement were as follows:

                                Expense Limit as a Percentage   Expenses Subject
                                 of Average Daily Net Assets      to Possible
                                 ---------------------------    ---------------
                                 Class A   Class B   Class C    Reimbursement
                                 -------   -------   -------    -------------
Short Term Corporate Income Fund  0.90%     1.65%     1.65%     $     424,830

9. CHANGE IN ACCOUNTING PRINCIPLE. As required, effective January 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Prior to January 1, 2001, the Funds did not amortize premium on debt securities. The cumulative effect of this accounting change had no impact on total net assets of each Fund, but resulted in a reduction in cost of securities and a corresponding increase in net unrealized appreciation based on securities held by the Funds on January 1, 2001.

                                       Cost of       Unrealized
                                     Securities     Appreciation
                                     ----------     ------------
Short Term Corporate Income Fund      $ 198,026       $ 198,026
Bond Income Fund                        564,343         564,343
High Income Fund                         92,976          92,976
Strategic Income Fund                   596,851         596,851
Limited Term U.S. Government Fund       318,505         318,505
Government Securities Fund               53,332          53,332

The effect of this change for the period ended June 30, 2001, was to decrease net investment income, decrease net unrealized appreciation and increase net realized gains. The statements of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

                                         Net          Net          Net
                                      Investment   Unrealized    Realized
                                        Income    Appreciation     Gains
                                        ------    ------------     -----

Short Term Corporate Income Fund      $  30,126    $ 125,916     $ 154,042
Bond Income Fund                         61,478      126,316       187,794
High Income Fund                        106,978      127,602        20,624
Strategic Income Fund                     8,495        6,636         1,859
Limited Term U.S. Government Fund        74,341      122,672       197,013
Government Securities Fund               43,173       56,753        99,926

10. OTHER. High Income Fund and Strategic Income Fund pursue their objectives by investing in domestic and foreign securities. There are certain risks involved in investing in foreign securities which are in addition to the usual risks inherent in domestic investments. These risks include those resulting from future adverse political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions.

--------------------------------------------------------------------------------
                             REGULAR INVESTING PAYS
--------------------------------------------------------------------------------

                                           FIVE GOOD REASONS TO INVEST REGULARLY
--------------------------------------------------------------------------------

1.  It's an easy way to build assets.
2.  It's convenient and effortless.
3.  It requires a low minimum to get started.
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invest as little as $100 a month in your CDC Nvest fund automatically -- without
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                                                  THE POWER OF MONTHLY INVESTING
--------------------------------------------------------------------------------

MONTHLY INVESTMENT   $    100.00           $     200.00             $     500.00
------------------   -----------           -  ---------             -  ---------
 5 YEARS             $  7,496.67           $  14,993.34             $  37,483.35
10 YEARS             $ 18,516.57           $  37,033.14             $  92,582.84
15 YEARS             $ 34,934.52           $  69,869.03             $ 174,672.58
20 YEARS             $ 59,394.72           $ 118,789.45             $ 296,973.62
25 YEARS             $ 95,836.66           $ 191,673.33             $ 479,183.32

Assumes an 8% fixed rate of return compounded monthly and does not allow for taxes. Results are not indicative of the past or future results of any CDC Nvest Funds. The value and return on CDC Nvest Funds fluctuate with changing market conditions.

This program cannot assure a profit nor protect against a loss in a declining market. It does, however, ensure that you buy more shares when the price is low and fewer shares when the price is high. Because this program involves continuous investment in securities regardless of fluctuating prices, investors should consider their financial ability to continue purchases during periods of high or low prices.

You can start an Investment Builder program with your current CDC Nvest Funds account. To add Investment Builder to your account today, call your financial representative or CDC Nvest Funds at 800-225-5478.

Please call CDC Nvest Funds for a prospectus, which contains more information, including charges and other ongoing expenses. Please read the prospectus carefully before you invest.

-------------------------------------------------------------------------------
                                CDC NVEST FUNDS
-------------------------------------------------------------------------------

                         CDC Nvest AEW Real Estate Fund
                             CDC Nvest Balanced Fund
                           CDC Nvest Bond Income Fund
                             CDC Nvest Bullseye Fund
                        CDC Nvest Capital Growth Fund
            CDC Nvest Cash Management Trust-- Money Market Series*
                      CDC Nvest Government Securities Fund
                              CDC Nvest Growth Fund
                        CDC Nvest Growth and Income Fund
                           CDC Nvest High Income Fund
                       CDC Nvest International Equity Fund
                         CDC Nvest Large Cap Value Fund
                 CDC Nvest Limited Term U.S. Government Fund
                 CDC Nvest Massachusetts Tax Free Income Fund
                          CDC Nvest Mid Cap Growth Fund
                         CDC Nvest Municipal Income Fund
                              CDC Nvest Select Fund
                  CDC Nvest Short Term Corporate Income Fund
                          CDC Nvest Star Advisers Fund
                          CDC Nvest Star Small Cap Fund
                            CDC Nvest Star Value Fund
                          CDC Nvest Star Worldwide Fund
                       CDC Nvest Strategic Income Fund
                   CDC Nvest Tax Exempt Money Market Trust*
                              Kobrick Capital Fund
                          Kobrick Emerging Growth Fund
                               Kobrick Growth Fund

    * Investments in money market funds are not insured or guaranteed by the FDIC or any government agency.

--------------------------------------------------------------------------------
                              INVESETMENT MANAGERS

  AEW Management and Advisors                    Montgomery Asset Management
   Capital Growth Management                    Reich & Tang Asset Management
Harris Associates/Oakmark Funds                    RS Investment Management
        Jurika & Voyles                          Vaughan, Nelson, Scarborough
    Loomis, Sayles & Company                             & McCullough
        Mercury Advisors                         Westpeak Investment Advisors

--------------------------------------------------------------------------------

For current fund performance, ask your financial representative, access the CDC
    Nvest Funds website at www.cdcnvestfunds.com, or call CDC Nvest Funds at 800-225-5478 for the current edition of FUND FACTS.

     This material is authorized for distribution to prospective investors when it is preceded or accompanied by the Fund's current prospectus, which contains information about sales charges, management and other items of interest. Investors are advised to read the prospectus carefully before investing.

     CDC IXIS Asset Management Distributors, L.P., and other firms selling shares of CDC Nvest Funds are members of the National Association of Securities Dealers, Inc. (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting their website at www.NASDR.com.

[logo] CDC NVESTFUNDS(SM)
       CDC IXIS Asset Management Distributors

---------------------                                   ----------------
   P.O. Box 8551                                        PRESORT STANDARD
                                                          U.S. POSTAGE
Boston, Massachusetts                                         PAID
                                                          BROCKTON, MA
     02266-8551                                          PERMIT NO. 770
---------------------                                   ----------------

www.cdcnvestfunds.com

                         TO THE HOUSEHOLD OF:





DROWNING IN PAPER?

Go to:       www.cdcnvestfunds.com
Click on:    Sign up now for E-delivery*
             Get your next CDC Nvest Funds report online.

* Not available for Corporate Retirement Plans and SIMPLE IRAs


                                                                      IF58-0601